ANNUAL REPORT
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                                [GRAPHIC OMITTED]

                                  Institutional
                                  Series Trust

                                Active Bond Fund

                                Global Bond Fund

                         Small Capitalization Value Fund
                        (formerly Fundamental Value Fund)

                            Dividend Performers Fund

                            Multi-Sector Growth Fund

                        Small Capitalization Growth Fund
                   (formerly Small Capitalization Equity Fund)

                            International Equity Fund

                                FEBRUARY 28, 1998

                            [LOGO] JOHN HANCOCK FUNDS
                                   A Global Investment Management Firm

=============================== Table of Contents ==============================

                 John Hancock Funds - Institutional Series Trust

                                                                            Page

1) Chairman's Message...................................................      3

2) Portfolio Manager Commentary
      This commentary reflects the views of the portfolio manager or portfolio management team through the end of the Fund's period discussed in this report. Of course, the manager's or team's views are subject to change as market and other conditions warrant.

     John Hancock Active Bond Fund ....................................       4
     John Hancock Global Bond Fund.....................................       7
     John Hancock Small Capitalization Value Fund (formerly Fundamental
          Value Fund)...................................................     10
     John Hancock Dividend Performers Fund .............................     13
     John Hancock Multi-Sector Growth Fund..............................     16
     John Hancock Small Capitalization Growth Fund (formerly Small
          Capitalization Equity Fund)...................................     19
     John Hancock International Equity Fund.............................     22

3) Financial Statements.................................................     25

4) Notes To Financial Statements........................................     64


                    -----------------------------------------
                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                 JAMES F. CARLIN
                             WILLIAM H. CUNNINGHAM*
                                CHARLES F. FRETZ
                              HAROLD R. HISER, JR.
                                 ANNE C. HODSDON
                                CHARLES L. LADNER
                               LEO E. LINBECK, JR.
                              PATRICIA P. MCCARTER*
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                      LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                          * Members of Audit Committee

                                    OFFICERS
                            EDWARD J. BOUDREAU, JR.,
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                               ROBERT G. FREEDMAN,
                                VICE CHAIRMAN AND
                            CHIEF INVESTMENT OFFICER
                                ANNE C. HODSDON,
                                    PRESIDENT
                                JAMES B. LITTLE,
                            SENIOR VICE PRESIDENT AND
                             CHIEF FINANCIAL OFFICER
                                SUSAN S. NEWTON,
                          VICE PRESIDENT AND SECRETARY
                               JAMES J. STOKOWSKI,
                          VICE PRESIDENT AND TREASURER
                               THOMAS H. CONNORS,
                  SECOND VICE PRESIDENT AND COMPLIANCE OFFICER

                                   CUSTODIANS
                                Global Bond Fund
                            International Equity Fund
                       STATE STREET BANK AND TRUST COMPANY
                               225 FRANKLIN STREET
                                BOSTON, MA 02110
                                Active Bond Fund
                            Dividend Performers Fund
                            Multi-Sector Growth Fund
                         Small Capitalization Value Fund
                        Small Capitalization Growth Fund
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                          1 JOHN HANCOCK WAY SUITE 1000
                              BOSTON, MA 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                              BOSTON, MA 02199-7603

                             SUB-INVESTMENT ADVISER
                            Dividend Performers Fund
                     SOVEREIGN ASSET MANAGEMENT CORPORATION
                              1235 WESTLAKES DRIVE
                                BERWYN, PA 19312
                            International Equity Fund
                    JOHN HANCOCK ADVISERS INTERNATIONAL LTD.
                                 34 DOVER STREET
                             LONDON, ENGLAND W1X 3RA

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                              BOSTON, MA 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                              BOSTON, MA 02109-1803

                              INDEPENDENT AUDITORS
                              DELOITTE & TOUCHE LLP
                                125 SUMMER STREET
                              BOSTON, MA 02210-1617

============================== CHAIRMAN'S MESSAGE ==============================

DEAR FELLOW SHAREHOLDERS:

The stock market astounded many in 1997 by producing a record-breaking third straight year of 20%-plus returns. Bond investors also enjoyed the benefits of a strong economy with no inflation. After such a remarkable performance, many are wondering what the markets will do for an encore in 1998.

   Within the first two months of the year, for instance, we saw two different sides of the market. In January, the market underwent rapid mood swings and barely advanced at all. While news on the domestic inflation and economic fronts remained good, investors were still trying to determine how much of the Asian financial crisis would filter through the U.S. economy and corporate profits. Each week, it seemed, investors either had on their rose-colored glasses or had taken them off. Then in February, fears apparently dissipated, and the market rallied to new all-time highs by the month's end.

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

   It's impossible to know what will happen next in the markets. But whether it's a continued strong move forward or a retreat, we recommend keeping a long-term perspective. It also makes sense to set realistic expectations, since the market has registered three years of record-breaking 20%-plus annual returns.

   After such a strong advance in equities, it also could be time to rebalance your portfolio, if you haven't already, to maintain your desired targets of diversification. As part of that process, make sure that your investment strategies still reflect your individual objectives, time horizons and risk tolerance. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

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                     BY JAMES K. HO, CFA, PORTFOLIO MANAGER

                                  John Hancock
                                Active Bond Fund

              Low inflation and falling interest rates boost bonds,
                          despite heightened volatility

"It was a good year for bonds..."

It was a good year for bonds, one marked by tame, even falling, inflation, a healthy economy and rising prices on most types of bonds. The bond market's forward moves were most pronounced in the second half of the Fund's fiscal year, when fears that a vibrant economy would lead to higher inflation dissipated. The resulting surge also reflected the market's growing belief that the Federal Reserve wasn't going to raise rates to slow down the economy. Bolstering the Fed's sideline stance were a strong dollar eating into corporate profits and the currency and financial woes that struck Southeast Asia in late summer. The specter of a resulting slowdown in worldwide growth further eased inflation fears. The Asian crisis did, however, cause a sell-off at the end of 1997 in corporate bonds, because fearful investors gravitated to U.S. Treasury bonds in a classic flight to safety. Although the bond rally stalled somewhat in January and February as investors tried to determine whether the U.S. economy would slow, bond investors fared well overall.

Performance and strategy review

In this environment, John Hancock Active Bond Fund produced attractive returns on both an absolute and relative basis. For the year ended February 28, 1998, the Fund posted a total return of 11.25% at net asset value. That compared favorably to the 10.71% return of the Lehman Brothers Government/Corporate Bond Index and the 9.82% return of the average corporate debt A-rated fund in the same period, according to Lipper Analytical Services, Inc. Longer-term performance can be found on page six.

   The Fund benefited from several factors during the year, including its overweighted position in U.S. Treasury and government securities, which ended the year at 55% of the Fund's net assets, its relatively light positions in emerging-market debt and no exposure to Asia. That

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team. Caption reads: James Ho (center) and Fund management team members Ben Matthews (l) and Seth Robbins
(r).]
--------------------------------------------------------------------------------

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================================================================================

                          JOHN HANCOCK ACTIVE BOND FUND


--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the year ended February 28, 1998." The chart is scaled in increments of 5% with 15% at the top and 0% at the bottom. The first represents the 11.25% total return for John Hancock Active Bond Fund. The second represents the 9.82% total return for John Hancock Average Corporate debt A-rated fund. The third represents the 10.71% total return for Lehman Brothers Government/Corporate Bond Index. A Footnote below reads "The total return for John Hancock Active Bond Fund is at net asset value with all distributions reinvested. The average corporate debt A-rated fund is tracked by Lipper Analytical Services, Inc. The Lehman Brothers Government/Corporate Bond Index is a broad index composed of investment-grade corporate and government bonds. See the following page for historical preformance information."]
--------------------------------------------------------------------------------

helped us when all emerging-market bonds, even as far away as Latin America, were tainted by the Asian turmoil. We were not completely immune, however. Our stake in Transgas in Colombia felt the heat, as did Peruvian gold mine company Yanacocha.

   Our stake in corporate bonds, which totaled 32% of the Fund's net assets by the end of February, also served us well until their late-year price drops curtailed their advance. But the downward pressure that Asia's turmoil put on U.S. corporate bonds also presented us with some attractive buying opportunities. Believing that the fundamentals of many U.S. corporations remain solid, we bought or added to our corporate holdings when prices dipped. In particular, we focused on cable companies such as TCI Communications, Comcast, Hearst-Argyle Television, and Adelphia Communications, and wireless telephone companies including Iridium and Nextel Communications. We like both these industries because they are still in their infancy, relatively speaking, and show strong prospects for growth. We also took advantage of price declines to bolster our stake in solid health-care companies like Tenet Healthcare and Integrated Health Services.

Going forward

In our view, there is still room for bonds to do well in 1998. Recent worldwide events suggest that the trend is toward slower, rather than faster, economic growth. As the Asian countries try to export their way back to financial health, their weaker currencies and less expensive products will keep the pricing pressure on -- and inflation low. As the Fund's fiscal year closed, however, signs of a slowdown were not yet apparent. Therefore, the Fed remained on hold, not raising rates, but not lowering them either, until there were clearer signals about the economy's growth path.

   In this environment, we'll maintain our conservative stance, keeping the Fund's duration -- a measure of a bond price's sensitivity to changes in interest rates -- neutral or slightly shorter in case the economy's strength translates to rising rates in the near term. But on the belief that the economy's growth will slow later in the year, we're also continuing to upgrade the Fund's credit quality and maintain our focus on industries that are less affected by exports and changes in the economy. We're also minimizing our investments in the emerging markets until there are further signs that the crisis has passed. Until then, heavier exposure to this group would present too much volatility for this type of fund.

"...there is still room for bonds to do well in 1998."

================================================================================

                          JOHN HANCOCK ACTIVE BOND FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1997

                                                SINCE
                                      ONE     INCEPTION
                                     YEAR     (3/30/95)
                                     ----     ---------
Cumulative Total Returns            10.39%     25.89%
Average Annual Total Returns(1)     10.39%      8.71%

                                      YIELD

As of February 28, 1998

                                             SEC 30-DAY
                                                YIELD
                                                -----
John Hancock Active Bond Fund                   5.73%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.


                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.60% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 8.45% and 3.97%, respectively.


                                WHAT HAPPENED TO
                            A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Active Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Lehman Brothers Government/Corporate Bond Index--an unmanaged index that measures the performance of U.S. Government bonds, U.S. corporate bonds and Yankee bonds.

--------------------------------------------------------------------------------
Line chart with the heading Active Bond Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Lehman Brothers Government/Corporate Bond Index and is equal to $324,572 as of February 28, 1998. The second line represents the value of the hypothetical $250,000 investment made in the Active Bond Fund on March 30, 1995 and is equal to $319,124 as of February 28, 1998.
--------------------------------------------------------------------------------

================================================================================

                  BY LAWRENCE J. DALY, ANTHONY A. GOODCHILD AND
                      JANET L. CLAY, CO-PORTFOLIO MANAGERS

                                  John Hancock
                                Global Bond Fund

                Asian crisis provokes global bond volatility and
                             a flight to safe havens


   Global bond investors were subjected over the last year to U.S. interest-rate fears early in the period and major volatility spikes later caused by Asian currency and financial woes. Regionally, bond market results varied widely. The United States was one of the best-performing markets, overcoming its slow start to embark on a rally that lasted until just weeks before the Fund's fiscal year end. Moderating growth and tame inflation triggered the moves, and the momentum grew stronger after Asian turmoil sent investors scurrying to the safe haven of U.S. Treasuries. Starting in August and culminating in October, a wave of currency devaluations swept through Southeast Asia and Korea, causing some countries' bonds to be downgraded to junk status. A mass exodus from all emerging Asian markets followed, hurting bond prices as far away as Latin America and curtailing the strong gains that all emerging-market bonds had enjoyed until then. Europe fared well for the most part, as countries worked on lowering interest rates and reducing their deficits to qualify for inclusion in the upcoming European Monetary Union (EMU).

   Despite all the upheaval, global bond investors came out ahead over the past year. For the year ended February 28, 1998, John Hancock Global Bond Fund posted a total return of 5.62% at net asset value. That was in line with the 5.66% return of the average global income fund, according to Lipper Analytical Services, Inc. For the same period, the J.P. Morgan Global Government Bond Index returned 6.56%. See page 9 for longer-term performance information.

Performance and
strategy review

The Fund benefited from completely avoiding Asia, downplaying Europe and foreign currencies (given the U.S. dollar's strength) and increasing our stake in U.S. government securities. As bond yields fell worldwide during the year, particularly


"...global bond investors came out ahead over the past year."

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team. Caption reads: The Global Bond management team: (l-r) Tony Goodchild, Janet Clay, Larry Daly.]
--------------------------------------------------------------------------------

================================================================================

                          JOHN HANCOCK GLOBAL BOND FUND

"We expect continued volatility in bond markets worldwide..."


--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the year ended February 28, 1998." The chart is scaled in increments of 3% with 9% at the top and 0% at the bottom. The first represents the 5.62% total return for John Hancock Global Bond Fund. The second represents the 5.66% total return Average global income fund. The third represents the 6.56% total return for the J.P. Morgan Global Government Bond Index. A Footnote below reads "The total return for John Hancock Global Bond Fund is at net asset value with all distributions reinvested. The average global income fund is tracked by Lipper Analytical Services, Inc. The J.P. Morgan Global Government Bond Index is a broad-based index composed of government bonds issued in 13 countries in Europe, Asia and North America. See the following page for historical performance information."]
--------------------------------------------------------------------------------

in Europe, the differences in yields between other countries and the United States continued to narrow. Many foreign bonds, therefore, no longer offered a significant yield advantage over U.S. Treasuries. With little prospect that overseas bond prices would rise, and with Asia's ills looming large, we shifted even more of our focus to U.S. government bonds in the five-year maturity horizon. U.S. government bonds represented 80% of the Fund's net assets at year end.

   At the same time, we opportunistically cut our emerging-market stake on signs of strength at the end of 1997, since we believed all emerging markets were not yet free of the Asian contagion. Our remaining positions were in U.S. dollar-denominated government bonds from Brazil, Mexico, Panama and Ecuador. In Europe, we kept only U.K. bonds, given the country's economic and currency strength and tight monetary policy. We're still avoiding the Continent, since yields there just aren't attractive enough to offset the currency and interest-rate volatility that could remain at least until EMU membership terms have been set.

A look ahead

We expect continued volatility in bond markets worldwide, as Europe moves closer to monetary union and fallout continues from the Southeast Asian crisis. Investors are still trying to determine the impact of Asia's woes on worldwide growth and whether there's more bad news coming. We are still looking for further signs of resolve by the Asian governments toward making needed structural reforms. A key factor -- which remains a wildcard for now -- is whether Japan, as a dominant regional force, can stimulate its own fragile and dormant economy to help resuscitate its neighbors'. In this environment, we plan to stick with our more conservative strategy of focusing on high-quality U.S. government bonds. In our view, they offer solid prospects, especially given the uncertainty elsewhere. When the Asian crisis passes, we believe there will be significant upside potential in high-quality Latin American bonds. But for now, the highly unusual state of economic and world circumstances compels us to keep the bulk of our assets closer to home.

--------------------------------------------------------------------------------
International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

================================================================================

                          JOHN HANCOCK GLOBAL BOND FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1997

                                                SINCE
                                      ONE     INCEPTION
                                     YEAR     (4/19/95)
                                     ----     ---------
Cumulative Total Returns            1.47%      12.77%
Average Annual Total Returns(1)     1.47%       4.55%

                                      YIELD

As of February 28, 1998

                                             SEC 30-DAY
                                                YIELD
                                                -----
John Hancock Global Bond Fund                   4.97%



Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.


                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.85% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been (0.61%) and (20.06%), respectively.


                                WHAT HAPPENED TO
                            A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Global Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the J.P. Morgan Global Government Index--an unmanaged market capitalization-weighted index consisting of the government bond markets of Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom and the United States. All issues have a remaining maturity of at least one year and are rebalanced monthly.

--------------------------------------------------------------------------------
Line chart with the heading Global Bond Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the J.P. Morgan Global Government Index and is equal to $287,592 as of February 28, 1998. The second line represents the value of the hypothetical $250,000 investment made in the Global Bond Fund on April 19, 1995 and is equal to $284,659 as of February 28, 1998.
--------------------------------------------------------------------------------

================================================================================

                   BY TIMOTHY E. KEEFE, CFA, PORTFOLIO MANAGER

                                  John Hancock
                              Small Capitalization
                                   Value Fund

              Ideal economic environment keeps stocks on the march

"...greater-than-expected corporate profits and rising stock prices."

On January 1, 1998, John Hancock Fundamental Value Fund changed its name to John Hancock Small Capitalization Value Fund. The change was made to more accurately reflect the Fund's investment strategy of buying small-sized companies that are believed to be undervalued.

   The stock market produced spectacular returns for a third straight year, swept along by the favorable currents of a buoyant economy, falling interest rates and remarkably benign inflation. The result was greater-than-expected corporate profits and rising stock prices. Large-company stocks were the leaders when the Fund's fiscal year began in March 1997, and then small caps took the helm in spring and summer. Their reign came to an end in late October, however, when turmoil in Asia rocked financial markets worldwide and sent investors fleeing to the relative safety of large-company stocks and U.S. bonds. As the period ended, small-company stocks began to re-emerge, as investors finally acknowledged their powerful combination of low stock valuations and strong earnings growth.

   For the year ended February 28, 1998, the broad market as measured by the Standard & Poor's 500 Stock Index returned 35.00%, including reinvested dividends. The Russell 2000 Index, a key measure of small-company stock performance, advanced 30.04%. We are pleased to report that in the same period, John Hancock Small Capitalization Value Fund strongly outperformed both the market and its peers, posting a total return at net asset value of 41.81%, compared to the 30.10% return of the average small-cap fund, according to Lipper Analytical Services, Inc. Longer-term performance information can be found on page 12.

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team. Caption reads: Tim Keefe (standing) and Fund management team members Anurag Pandit (l) and Ben Hock (r).
--------------------------------------------------------------------------------

================================================================================

                  JOHN HANCOCK SMALL CAPITALIZATION VALUE FUND

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the year ended February 28, 1998." The chart is scaled in increments of 15% with 45% at the top and 0% at the bottom. The first represents the 41.81% total return for John Hancock Small Capitalization Fund. The second represents the 30.10% total return Average small cap fund. The third represents the 30.04% total return for the Russell 2000 Index Fund. A Footnote below reads "The total return for John Hancock Small Capitalization Fund is at net asset value with all distributions reinvested. The average small cap fund is tracked by Lipper Analytical Services, Inc. The Russell 2000 Index is an unmanaged index comprised of the smallest 2000 securities in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. See the following page for historical
performance                                                       information."]
--------------------------------------------------------------------------------

Performance and strategy review

We attribute the Fund's performance to good stock picking and successfully applying our strategy. We strive to buy companies at times when their stock prices do not reflect their true worth -- either because they are misunderstood or not followed, or because of temporary market moves. Following that formula led us to envelope company Mail-Well and personal computer distributor En Pointe Technologies, which both rewarded the Fund with significant gains before we sold them during the year.

   Our financial stocks and select moves within the technology sector were also among the biggest contributors to performance, especially since these sectors included our largest holdings. Benign inflation, low interest rates and increased industry consolidation helped boost such financial holdings as AmerUs Life Holdings, a consolidator in the life insurance industry, specialty insurer Executive Risk and private mortgage insurer CMAC Investment Corp. Our consumer finance stocks such as ContiFinancial ran into trouble during the year when one of the category leaders fell upon hard times and tainted the whole group. These stocks began to rebound as the period ended.

   Within our technology group, the stock of Amphenol, the Fund's number five holding, had risen by 50% since the summer on the strength of this connector company's recent buyout and dominant position in its market. Later in the year, we began to find good buying opportunities among several telecommunications companies that emerged from spinouts and restructurings, such as RCN Corp., a local provider of Internet, cable and long-distance telephone service, and Commonwealth Telephone Enterprises, a local telephone company. Both companies have strong management teams and solid growth potential, and their stock prices have risen significantly since we bought them.

Outlook

We remain optimistic about the prospects for small-company stocks in 1998. After lagging large-cap stocks for more than a year, small-company stock prices remain very attractive compared to their larger brethren's. Not only are they a good buy, but they also generate the bulk of their earnings at home, reducing overseas currency and slowdown concerns. In any event, we'll keep applying our disciplined strategy to find good companies selling at prices that don't reflect their earnings potential. We believe that's the best way to capture price gains and manage risk.

"...small-company stock prices remain very attractive..."

================================================================================

                  JOHN HANCOCK SMALL CAPITALIZATION VALUE FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1997

                                                SINCE
                                      ONE     INCEPTION
                                     YEAR     (4/19/95)
                                     ----     ---------
Cumulative Total Returns             29.12%    58.38%
Average Annual Total Returns(1)      29.12%    18.56%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.


                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.80% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 28.48% and 16.79%, respectively.


                                WHAT HAPPENED TO
                            A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in the John Hancock Small Capitalization Value Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. The Fund is also compared to the Russell 2000 Index--an unmanaged, small-cap index comprised of 2,000 U.S. stocks. For future reports, the Adviser has chosen to remove the Standard & Poor's 500 Stock Index, but will continue to compare the Fund's performance to the Russell 2000 Index, which more closely represents the investment strategy of the Fund.

--------------------------------------------------------------------------------
Line chart with the heading Small Capitalization Value Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Standard and Poor's 500 Stock Index and is equal to $556,862 as of February 28, 1998. The second line represents the value of the Russell 2000 Index and is equal to $462,499 as of February 28, 1998. The third line represents the hypothetical $250,000 investment made in the Small Capitalization Value Fund on April 19, 1995 and is equal to $439,146 as of February 28, 1998.
--------------------------------------------------------------------------------

================================================================================

                    BY JOHN F. SNYDER, III, PORTFOLIO MANAGER

                                  John Hancock
                            Dividend Performers Fund

                  Stocks produce another year of great returns

The last 12 months produced another spectacular result for stock investors. With the economic backdrop of a robust economy, declining interest rates and subdued inflation, corporate profits and stock valuations continued to expand. The broad market, as measured by the Standard & Poor's 500 Stock Index, advanced by 35.00%, including reinvested dividends, for the year ending February 28, 1998. It wasn't all smooth sailing, however, as volatility increased particularly after October, as worries about corporate profits and Asia's financial woes heightened. Some of the biggest winners were the large-company stocks. In a classic flight to safety, investors sought out those more liquid, easily tradable companies with reliable earnings and clear market leadership.

Fund performance

John Hancock Dividend Performers Fund shared equally in the market's wealth thanks to our focus on "dividend performer" stocks -- those large stocks with consistent dividends and reliable earnings. For the year ended February 28, 1998, the Fund posted a total return of 35.55% at net asset value, outperforming the average growth and income fund's 29.40% return in the same period, according to Lipper Analytical Services, Inc. Longer-term performance information can be found on page 15.

   Two sectors within the Fund's investment universe contributed significantly to performance: banks and retailers. Retail giants Wal-Mart and Home Depot rose by 77% over the last year, as a result of market share gains and strong consumer confidence levels. A favorable interest-rate environment and strong loan demand helped banks' underlying fundamentals, along with a sharp increase in merger activity. Banc One Corp. was among our strongest performers.

   After strong gains, we felt that many of our consumer stocks were ripe for profit taking. As a result, we sold several of our core holdings, such as Quaker Oats, in favor of companies that offered


Bank and retail stocks boosted performance.


--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team. Caption reads: John Snyder (standing left) and Fund management team members: (l-r) Peter Schofield, John Snyder, Jim Moorehead, William Young and Jere Estes.]
--------------------------------------------------------------------------------

================================================================================

                      JOHN HANCOCK DIVIDEND PERFORMERS FUND

"...consistency will be rewarded."


--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the year ended February 28, 1998." The chart is scaled in increments of 10% with 40% at the top and 0% at the bottom. The first represents the 35.55% total return for John Hancock Dividednd Performers Fund. The second represents the 29.40% total return Average growth and income fund. The third represents the 35.00% total return for the S&P 500 Stock Index. A Footnote below reads "The total return for John Hancock Dividend Performers Fund is at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services, Inc. The S&P 500 Stock Index is an unmanaged index that includes 500 widely traded common stocks. See the following page for historical performance information." ]
--------------------------------------------------------------------------------

better growth potential and valuations. A perfect example is Grainger, (W.W.) Inc., which is the leading distributor of electrical equipment. Market leadership is critical in this industry, as customers strive to limit the number of vendors they use. With its most recent acquisition of Ackland, Grainger has been able to strengthen its market position.

Outlook

A change from the generally ebullient stock market may be at hand. The expected slowdown in the Asian economies may slow the world economy. For now, the effect on the U.S. economy appears to be minimal, but the U.S. will not be immune. We also believe the impact will extend beyond those companies with direct interaction with Asia, such as semiconductor manufacturers. Companies with extensive retailing operations in the Far East, such as McDonald's and Coca-Cola, are also likely to experience weaker demand. What's more, U.S. companies that are vulnerable to imports, such as steel manufacturers and auto makers, will face stiffer competition from Asian counterparts trying to export their way out of trouble.

   In general, we believe top-line revenue growth will be harder to come by and that 1998 will be a more difficult year for earnings growth than any of the past five years. If an economic slowdown materializes, this will be the "sweet spot" of the market cycle for the Fund's dividend performers universe of companies. At a time when earnings disappointments are dealt with severely by the market, we believe consistency will be rewarded. Superior management and market dominance become even more critical for success. If economic uncertainty continues to characterize the market over the near term, we expect the types of high-quality, stable growth companies that the Fund targets to be market leaders in terms of safety and preservation of principal. Investors are more likely to fully appreciate these companies' investment quality and be willing to pay premium prices for them.

================================================================================

                      JOHN HANCOCK DIVIDEND PERFORMERS FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1997

                                                SINCE
                                      ONE     INCEPTION
                                     YEAR     (3/30/95)
                                     ----     ---------
Cumulative Total Returns            34.33%     88.43%
Average Annual Total Returns(1)     34.33%     25.84%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.


                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.70% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 34.06% and 24.24%, respectively.


                                WHAT HAPPENED TO
                            A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Dividend Performers Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

--------------------------------------------------------------------------------
Line chart with the heading Dividend Performers Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $556,863 as of February 28, 1998. The second line represents the value of the hypothetical $250,000 investment made in the Dividend Performers Fund on March 30, 1995 and is equal to $504,457 as of February 28, 1998.
--------------------------------------------------------------------------------

================================================================================

                 BY BARBARA C. FRIEDMAN, CFA, PORTFOLIO MANAGER

                                  John Hancock
                            Multi-Sector Growth Fund

                    Stocks continued their surge propelled by
                           strong economic environment

"...we focused our investments in companies that have a domestic orientation..."

Recently, Barbara Friedman assumed leadership responsibility of the Multi-Sector Growth Fund management team. Mrs. Friedman, who joined John Hancock Funds as a senior vice president and portfolio manager in January 1998, has over 25 years of experience in the investment business.

It was a near-perfect environment for stocks over the last 12 months. Economic growth was strong, yet inflation remained dormant and interest rates stayed low or fell. As a result, stocks advanced into record territory by the end of the Fund's fiscal year in February. During the year, however, the stock market was volatile, as investors at times were concerned that a too-robust economy could provoke inflation or that the Asian financial woes in October would have a negative impact on the U.S. financial markets. Nonetheless, the overall market, as measured by the Standard & Poor's 500 Stock Index, advanced by 35.00% including reinvested dividends.

Performance and strategy review

John Hancock Multi-Sector Growth Fund posted a decent return on an absolute basis, but a disappointing one compared to its peers. For the year ended February 28, 1998, the Fund posted a total return of 17.39% at net asset value. That compared to the 28.91% return of the Russell Midcap Growth Index and the 26.42% return of the average capital appreciation fund, according to Lipper Analytical Services, Inc.

   The Fund's underperformance came in the first six months of the fiscal year due to our overweighted positions in basic materials and energy stocks, which suffered from falling commodities prices. In addition, the Fund did not fully participate in the strong performance of both the financial and technology sectors as we were


--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team. Caption reads: Barbara Frieddman (1) and Fund management team members (l-r): Barbara Friedman, Ben Hock, Lisa Welch and John Golden.]
--------------------------------------------------------------------------------

================================================================================

                     JOHN HANCOCK MULTI-SECTOR GROWTH FUND

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the year ended February 28, 1998." The chart is scaled in increments of 10% with 30% at the top and 0% at the bottom. The first represents the 17.39% total return for John Hancock Multi-Sector Growth Fund. The second represents the 26.42% total return Average capital appreciation fund. The third represents the 28.91% total return for the Russell Midcap Growth Index. A Footnote below reads "The total return for John Hancock Multi-Sector Growth is at net asset value with all distributions reinvested. The average capital appreciation fund is tracked by Lipper Analytical Services, Inc. The Russell Midcap growth Index is an unmanaged index that contains those securities from the Russell Midcap Index with a greater-than-average growth orientation. See the following page for historical performance information." ]
--------------------------------------------------------------------------------

underweighted in both. However, during the second half of the fiscal year, the Fund's performance rebounded to match that of our peers. Aiding this better performance were the Fund's increased exposure to financial stocks, and an overweighting in both food and retail stocks.

Management and sector shifts

Although management leadership changed, the Fund's strategy remains that of targeting the fastest-growing market sectors and the best stock prospects within each sector. One change in execution, however, is a greater focus on diversification within each sector and an increased number of stocks in the portfolio.

   At the end of the fiscal year, the Fund remained overweighted in financial, technology, retail, and consumer cyclical stocks. In each of these sectors, we focused our investments in companies that have a domestic orientation and dominant market positions. Our 24% stake in financial stocks ranges from strong regional banks like First American Corp. to insurance companies such as Executive Risk. Within the technology sector, at 18%, we have emphasized companies with a domestic focus such as software company Keane, and EMC, a data storage company. Our 8% stake in retail holdings such as Ethan Allen Interiors and regional grocery chain Fred Meyer, will benefit from rising consumer incomes.

   As the market experienced shifts in sector strength during the last fiscal year, we took advantage of the rotations. For example, we purchased food stocks last summer, but took profits when valuations increased. The proceeds were directed to the better-valued health-care group, which ended as a focus sector again at 15% of net assets. We also cut our energy stake to 6% of the Fund, replacing it with an 11% stake in consumer cyclical stocks. We emphasized companies in the media arena, such as radio broadcaster Clear Channel Communications.

A look ahead

During 1998, we expect continued economic growth with modest inflation. This outlook is favorable for stocks. We are especially optimistic about mid-cap stocks -- the Fund's focus -- since their valuations remain attractive. We expect earnings growth to continue, but at a more modest pace. Now, more than ever, individual stock selection is critical for success.

"We are especially optimistic about mid-cap stocks..."


--------------------------------------------------------------------------------
Sector investing is subject to different, and sometimes greater, risks than the market as a whole.

================================================================================

                      JOHN HANCOCK MULTI-SECTOR GROWTH FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1997

                                                SINCE
                                      ONE     INCEPTION
                                     YEAR     (4/11/95)
                                     ----     ---------
Cumulative Total Returns            3.61%      64.64%
Average Annual Total Returns(1)     3.61%      20.09%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.


                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.90% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 3.43% and 19.01%, respectively.


                                WHAT HAPPENED TO
                            A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Multi-Sector Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Russell Midcap Growth Index--an unmanaged index that contains those Russell Midcap securities with a greater-than-average growth orientation.

--------------------------------------------------------------------------------
Line chart with the heading Multi-Sector Growth Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Russell Midcap Growth Index and is equal to $467,464 as of February 28, 1998. The second line represents the value of the hypothetical $250,000 investment made in the Multi-Sector Growth Fund on April 11, 1995 and is equal to $438,902 as of February 28, 1998.
--------------------------------------------------------------------------------

================================================================================

                   BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGER

                                  John Hancock
                              Small Capitalization
                                   Growth Fund

              Small-company stocks lifted by favorable environment
                              and attractive prices


Effective January 1, 1998, John Hancock Small Capitalization Equity Fund changed its name to John Hancock Small Capitalization Growth Fund to more accurately reflect the Fund's strategy of investing in common stocks of rapidly growing small-sized companies.

   Despite bouts of unpopularity, small-company growth stocks posted strong returns over the past year. While their performance was overshadowed by the much-sought-out, large-company stocks in the early months of the period, small-company stocks began to gather strength last April. Investors began to question the relatively high prices that large-company stocks commanded, and turned to the small-cap arena in search of more reasonably priced alternatives. In the typically more volatile fashion of the small-cap universe, the move up was fast. That favorable trend remained until October, when economic and currency turmoil in Southeast Asia prompted a return to large companies, because they were more easily traded, or liquid. By the end of the period, there was a resurgence of interest in small-company stocks, although there was a decided preference for small-company value stocks, which were perceived to be trading at cheap levels relative to the value of their assets.

Performance review

For the year ended February 28, 1998, John Hancock Small Capitalization Growth Fund posted a total return of 27.07% at net asset value. For the same period, the average small-cap fund returned 30.10%, according to Lipper Analytical Services, Inc., while the Russell 2000 Growth Index returned 25.93% and the Russell 2000 Index returned 29.95%.


"Our technology investments overall were a plus."

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team. Caption reads: Bernice Behar (seated) and Fund management team members (l-r) Anurag Pandit, Andrew Slabin and Laura Allen.]
--------------------------------------------------------------------------------

================================================================================

                  JOHN HANCOCK SMALL CAPITALIZATION GROWTH FUND

"...small caps remain attractively priced..."


--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the year ended February 28, 1998." The chart is scaled in increments of 10% with 40% at the top and 0% at the bottom. The first represents the 27.07% total return for John Hancock Small Capitalization Growth Fund. The second represents the 30.10% total return Average small-cap fund. The third represents the 25.93% total return for the Russell 2000 Growth Index. The Fourth represents the 29.95% total return for the Russell 2000 Index. A Footnote below reads "The total return for John Hancock Small Capitalization Growth is at net asset value with all distributions reinvested. The average capital appreciation fund is tracked by Lipper Analytical Services, Inc. The Russell 2000 Index is an unmanaged index comprised of the smallest 2000 securities in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The Russell 2000 Growth Index is an unmanaged index containing those russell 2000 securities with a greater-than-average growth orientation. See the following page for historical performance information.]
--------------------------------------------------------------------------------

   With consumer confidence at a 30-year high and unemployment at a 24-year low, many of our consumer-related stocks posted strong gains over the past year. As the strong economy continued to boost advertising revenues, related companies performed extremely well during the period. Spanish language radio company Heftel Broadcasting and billboard company Lamar Advertising, which we sold during the period, were two of our largest holdings, as well as our best performers. Strong consumer confidence also helped boost many of our retail holdings, including Hibbett Sporting Goods and department store chain Stage Stores, both of which serve small-town America. Two more recent additions and strong performers include Steiner Leisure, which operates spas on cruise ships and is benefiting from increased cruise traffic, and dairy and frozen food distributor Suiza Foods, which is profiting from consolidation in the dairy foods sector.

   Our technology investments overall were a plus. In the first half, strong demand for semiconductors helped our holdings in companies that manufacture equipment used to produce and test semiconductor chips, including top performer Semtech. Fears that an economic slowdown in Asia would curtail chip demand hurt semiconductor-related stocks from late October on, although earlier gains were substantial enough to offset the losses. Given the uncertainty surrounding Asia, we pared back our holdings in technology. We remained committed, however, to companies with proprietary and unique products or services that set them apart from their competition, such as Semtech, Advent Software and CBT Group.

   The end of 1997 provided us an opportunity to buy companies we favored at very attractive levels. We selected fast-growing companies in the telecommunications sector, including Metromedia Fiber Network, a fiber optic networks company, and Intermedia Communications, an emerging leader among competitive local exchange carriers.

Outlook

We are positive about the prospects for small-company growth stocks. Small caps remain attractively priced relative to their large-company growth counterparts, and their business fundamentals look stronger. By emphasizing companies with earnings growth rates of 20% to 25%, we believe the Fund is well positioned to benefit from any further advances in small-company growth stocks.

================================================================================

                  JOHN HANCOCK SMALL CAPITALIZATION GROWTH FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1997

                                                SINCE
                                      ONE     INCEPTION
                                     YEAR     (5/2/96)
                                     ----     --------
Cumulative Total Returns            14.86%     30.34%
Average Annual Total Returns(1)     14.86%     17.24%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.


                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.90% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 11.44% and 7.90%, respectively.


                                WHAT HAPPENED TO
                            A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in the John Hancock Small Capitalization Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Russell 2000 Index--an unmanaged, small-cap index comprised of 2,000 U.S. stocks. The Fund is also compared to the Russell 2000 Growth Index--an unmanaged index containing Russell 2000 Index stocks with a greater-than-average growth orientation. The Adviser has chosen to add the Index of comparison to more closely represent the investment strategy of the Fund.

--------------------------------------------------------------------------------
Line chart with the heading Small Capitalization Growth Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Russell 2000 Index and is equal to $340,203 as of February 28, 1998. The second line represents the value of the hypothetical $250,000 investment made in the Small Capitalization Growth Fund on May 2, 1996 and is equal to $345,896 as of February 28, 1998. The third line represents the value of the Russell 2000 Growth Index and is equal to $296,270 as of February 28, 1998.
--------------------------------------------------------------------------------

================================================================================

                    BY MIREN ETCHEVERRY, JOHN L.F. WILLS AND
                   GERARDO J. ESPINOZA, CO-PORTFOLIO MANAGERS

                                  John Hancock
                            International Equity Fund

                 Financial chaos in Asia marks a turbulent year
                               in overseas markets

"...we cut our stake in the Pacific Rim even more..."


It was a whirlwind year for international investors. The currency and financial turmoil in Southeast Asia that started midway through the Fund's fiscal year wound up rocking the entire world by October. Despite the chaos, the developed worlds of Europe and North America had recovered by the end of February. On the other hand, the Asian contagion painted all emerging markets with the same brush and caused a reversal of fortune for previously booming Latin America, which ended the year with mostly flat or tepid results. Almost every Asian market big and small ended the year in negative territory.

   When the dust had settled, international mutual fund investors wound up with respectable returns on average. It was a more difficult year for John Hancock International Equity Fund, which posted a total return of 3.07% at net asset value for the year ended February 28, 1998. That compared to the 12.15% return in the same period of the Morgan Stanley All Country World Free Ex-U.S. Index
(MSCI), and the 13.81% return of the average international fund, according to Lipper Analytical Services, Inc. Longer-term performance information can be found on page 24.

   The Fund's performance varied from its peers largely because the last 12 months were a time of gradual restructuring for the Fund, as we strove to make it more diversified by investing in a greater number of securities. By year's end, we owned 89 securities, up from 56 holdings a year ago. In addition, we brought better balance to the Fund, as its top 10 holdings now represent a smaller percentage of the Fund's assets. Over the longer term, this should help manage the Fund's risk. Unfortunately, this task occurred during a time of severe market volatility, which accounts for the Fund's disappointing result for the year. However, we believe the Fund is now better positioned to participate in worldwide opportunities.

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team. Caption reads: The International Equity Fund management team: (l-r) Gerardo Espinoza, Miren Etcheverry, John Wills.]
--------------------------------------------------------------------------------

================================================================================

                     JOHN HANCOCK INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the year ended February 28, 1998." The chart is scaled in increments of 5% with 15% at the top and 0% at the bottom. The first represents the 3.07% total return for John Hancock International Equity Fund. The second represents the 13.81% total return Average international fund. The third represents the 12.15% total return for the MSCI All Country World Free ex-US Index. A Footnote below reads "The total return for John Hancock International Equity Fund is at net asset value with all distributions reinvested. The average capital appreciation fund is tracked by Lipper Analytical Services, Inc. The Morgan Stanley All Country World Free Ex-U.S. Index (MSCI) is a market capitalization-weighted equity index comprising 46 countries ----- 20 developed markets and 26 emerging markets. The performance of the index is tracked by Frank Russell Company. See the following page for
historical                       performance                       information.]
--------------------------------------------------------------------------------

During the year, we were overweighted in Hong Kong and Singapore, both of which we had significantly cut by year's end, although in hindsight not fast enough. Our large stake in Brazil, which served us well in the first half of the year, also contributed to the Fund's greater-than-average drop in the turbulent month of October.

Asia shrinks; quality grows

We avoided the most vulnerable Southeast Asian markets during the year. Nonetheless, the magnitude of the region's downfall was greater than expected, especially in Hong Kong and Singapore -- the traditional safe havens given their strong economies and banking systems. In the second half, we placed even more emphasis than ever on quality, not only in the countries we chose, but also in our sector and individual stock choices. That meant we cut our stake in the Pacific Rim even more, to 21% of net assets, down from 31% six months ago. We kept an underweighted stake in Japan because of the fragile state of its financial system and weak economy, and we stayed focused on the exporters, which remained strong. With Asia tainting all emerging markets, we also cut our Brazil holdings from 12% six months ago to 2% by the period's end. Although we believe in the long-term story there of growing privatization and its economic benefits, the Asian flu has caused rising interest rates and an economic slowdown in Brazil for the near term.

   With heightened turbulence elsewhere, we continued to up our stake in the more stable, established markets of Europe, to 66% from 44% six months ago. There, our themes remained corporate restructurings and financial consolidation stories. Our stake in the U.K., where the economy is buoyant and consumer confidence high, increased to 19%.

A look ahead

In the near term, world markets will continue to be volatile as investors wrestle with the implications of the Asian fallout. Until the situation in Asia improves, we will keep our focus on higher-quality markets and stocks and avoid the emerging Asian markets. We will also keep the Fund more diversified, both across country lines and with a greater number of holdings, as a way to reduce risk while working to enhance performance.


--------------------------------------------------------------------------------
International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

"...world markets will continue to be volatile..."

================================================================================

                     JOHN HANCOCK INTERNATIONAL EQUITY FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1997

                                                SINCE
                                      ONE     INCEPTION
                                     YEAR     (3/30/95)
                                     ----     ---------
Cumulative Total Returns            (7.34%)     7.16%
Average Annual Total Returns(1)     (7.34%)     2.54%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.


                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 1.00% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been (8.42%) and (0.98%), respectively.


                                WHAT HAPPENED TO
                            A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in the John Hancock International Equity Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Financial Times-Actuaries World Ex-US Index--an unmanaged index composed of securities in 23 countries. The Fund is also compared to the Morgan Stanley All Country World Free Ex-US Index (MSCI)--an unmanaged index used to measure the performance of developed and emerging foreign stock markets. The index represents stocks that are freely traded on equity exchanges around the world. For future reports, the Adviser has chosen to remove the Financial Times-Actuaries World Ex-US Index, but will continue to compare the Fund's performance to the MSCI, which more closely represents the Fund's investment strategy.

--------------------------------------------------------------------------------
Line chart with the heading International Equity Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the MSCI Index and is equal to $428,738 as of February 28, 1998. The second line represents the value of the Financial Times-Actuaries World EX-US Index and is equal to $345,927 as of February 28, 1998. The third line represents the value of the hypothetical $250,000 investment made in the International Equity Fund on March 30, 1995 and is equal to $290,848 as of February 28, 1998.
--------------------------------------------------------------------------------

============================= FINANCIAL STATEMENTS =============================

                John Hancock Funds -- Institutional Series Trust

Statements of Assets and Liabilities
February 28, 1998
--------------------------------------------------------------------------------

                                                                                  ACTIVE        GLOBAL         SMALL      DIVIDEND
                                                                                   BOND          BOND     CAPITALIZATION PERFORMERS
Assets:                                                                            FUND          FUND        VALUE FUND     FUND
                                                                               -----------   ------------   -----------  -----------
  Investments at value - Note C:
   Common stocks and right (cost - none, none, $7,804,475 and
     $16,117,073, respectively) .............................................  $        --   $         --   $ 8,658,813  $19,690,556
   Preferred stocks (cost - none, none, $494,225 and none, respectively) ....           --             --       621,500           --
   Bonds (cost - $4,720,743, $9,158,688, none and none, respectively) .......    4,762,322      9,248,317            --           --
   Warrants (cost - $103, none, none and none, respectively) ................          350             --            --           --
   Short-term investments (cost - $636,000, $576,000, $276,000 and
     $1,650,000, respectively) ..............................................      636,000        576,000       276,000    1,650,000
   Corporate savings account ................................................          345             --           874          464
                                                                               -----------   ------------   -----------  -----------
                                                                                 5,399,017      9,824,317     9,557,187   21,341,020
  Cash ......................................................................           --            875            --           --
  Receivable for open forward foreign currency exchange contracts
     purchased - Note A .....................................................           --            852            --           --
  Receivable for investments sold ...........................................       67,393             --        87,647      251,219
  Interest receivable .......................................................       56,517        166,752            91          519
  Dividends receivable ......................................................           --             --         2,594       34,678
  Deferred organization expenses - Note A ...................................        3,421          3,448         3,509        3,451
  Receivable from John Hancock Advisers, Inc. and affiliates - Note B .......           --          2,528            --           --
  Other assets ..............................................................        1,452              6            56        5,296
                                                                               -----------   ------------   -----------  -----------
                    Total Assets ............................................    5,527,800      9,998,778     9,651,084   21,636,183
                    ----------------------------------------------------------------------------------------------------------------
Liabilities:
  Payable for closed forward foreign currency exchange contracts
     purchased - Note A .....................................................           --         11,251            --           --
  Payable for open forward foreign currency exchange contracts
     purchased - Note A .....................................................           --          2,082            --           --
  Payable for investments purchased .........................................      354,039             --        82,389      729,520
  Foreign tax payable .......................................................           --             --           549           --
  Dividend payable ..........................................................        2,082          2,824            --           --
  Payable to John Hancock Advisers, Inc. and affiliates - Note B ............        2,314             --         3,083       10,514
  Accounts payable and accrued expenses .....................................       11,740         22,510        16,233       11,704
                                                                               -----------   ------------   -----------  -----------
                    Total Liabilities .......................................      370,175         38,667       102,254      751,738
                    ----------------------------------------------------------------------------------------------------------------
Net Assets:
  Capital paid-in ...........................................................    5,046,364     10,074,266     7,601,990   16,237,866
  Accumulated net realized gain (loss) on investments and foreign currency
     transactions ...........................................................       69,582        (35,523)      962,327    1,036,435
  Net unrealized appreciation of investments and foreign currency
     transactions ...........................................................       41,830         88,485       981,516    3,573,494
  Undistributed net investment income (distributions in excess of net
     investment income) .....................................................         (151)      (167,117)        2,997       36,650
                                                                               -----------   ------------   -----------  -----------
                    Net Assets ..............................................  $ 5,157,625   $  9,960,111   $ 9,548,830  $20,884,445
                    ================================================================================================================
Net Asset Value Per Share
  (based on 584,266, 1,220,246, 813,038 and 1,399,614 shares, respectively, of beneficial interest outstanding - unlimited number of shares authorized
  with no par value) ........................................................  $      8.83   $       8.16   $     11.74  $     14.92
  ==================================================================================================================================

The Statement of Assets and Liabilities is each Fund's balance sheet and shows the value of what the Fund owns, is due and owes as of February 28, 1998. You'll also find the net asset value per share as of that date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                John Hancock Funds -- Institutional Series Trust

Statements of Assets and Liabilities (continued)
February 28, 1998
--------------------------------------------------------------------------------

                                                                             MULTI-SECTOR      SMALL     INTERNATIONAL
                                                                                 GROWTH   CAPITALIZATION    EQUITY
                                                                                  FUND      GROWTH FUND      FUND
                                                                             ------------   -----------   -----------
Assets:
  Investments at value - Note C:
   Common stocks and unit (cost - $34,335,989, $2,478,795 and $7,078,955,
      respectively) .......................................................  $ 37,858,744   $ 3,066,825   $ 7,644,393
   Preferred stocks (cost - none, none and $76,081, respectively) .........            --            --        49,750
   Short-term investments (cost - $916,000, $45,000 and $229,000,
      respectively) .......................................................       916,000        45,000       229,000
   Corporate savings account ..............................................           997           570            --
                                                                             ------------   -----------   -----------
                                                                               38,775,741     3,112,395     7,923,143
  Cash ....................................................................            --            --           582
  Foreign currency, at value (cost - none, none and $332,219, respectively)            --            --       332,415
  Receivable for investments sold .........................................     2,457,258        58,795       377,907
  Interest receivable .....................................................           294            18            72
  Dividends receivable ....................................................        18,874           314         5,281
  Foreign tax receivable ..................................................            --            --         3,452
  Deferred organization expenses - Note A .................................         4,316        12,988         3,420
  Receivable from John Hancock Advisers, Inc. and affiliates - Note B .....            --         2,009         4,232
  Other assets ............................................................           156           965            43
                                                                             ------------   -----------   -----------
                    Total Assets ..........................................    41,256,639     3,187,484     8,650,547
                    -------------------------------------------------------------------------------------------------
Liabilities:
  Payable for open forward foreign currency exchange contracts
     purchased - Note A ...................................................            --            --           791
  Payable for open forward foreign currency exchange contracts
     sold - Note A ........................................................            --            --           528
  Payable for investments purchased .......................................       910,164        66,123       639,780
  Payable for shares repurchased ..........................................         5,358            --            --
  Foreign tax payable .....................................................            --            --           586
  Payable to John Hancock Advisers, Inc. and affiliates - Note B ..........        15,351            --            --
  Accounts payable and accrued expenses ...................................        23,747        19,154        25,995
                                                                             ------------   -----------   -----------
                    Total Liabilities .....................................       954,620        85,277       667,680
                    -------------------------------------------------------------------------------------------------
Net Assets:
  Capital paid-in .........................................................    34,377,137     2,584,118     7,737,429
  Accumulated net realized gain (loss) on investments and foreign
     currency transactions ................................................     2,402,321       (69,924)     (286,287)
  Net unrealized appreciation of investments and foreign currency
     transactions .........................................................     3,522,779       588,029       537,971
  Distributions in excess of net investment income ........................          (218)          (16)       (6,246)
                                                                             ------------   -----------   -----------
                    Net Assets ............................................  $ 40,302,019   $ 3,102,207   $ 7,982,867
                    =================================================================================================
Net Asset Value Per Share:
  (based on 2,982,086, 264,310 and 828,701 shares, respectively, of beneficial interest outstanding - unlimited number of shares
  authorized with no par value) ...........................................  $      13.51   $     11.74   $      9.63
  ===================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                John Hancock Funds -- Institutional Series Trust

Statements of Operations
Year ended February 28, 1998
--------------------------------------------------------------------------------

                                                                              ACTIVE      GLOBAL      SMALL         DIVIDEND
                                                                               BOND        BOND   CAPITALIZATION   PERFORMERS
                                                                               FUND        FUND     VALUE FUND        FUND
                                                                            ---------   ---------   -----------   -----------
Investment Income:
  Interest (net of foreign withholding tax of none, $114, none and
     none, respectively) .................................................  $ 270,649   $ 287,929   $    32,755   $    51,859
  Dividends (net of foreign withholding tax of none, none, $506 and
     none, respectively) .................................................         --          --        70,692       255,516
                                                                            ---------   ---------   -----------   -----------
                                                                              270,649     287,929       103,447       307,375
                                                                            ---------   ---------   -----------   -----------
  Expenses:
   Investment management fee - Note B ....................................     18,336      34,314        50,956        91,848
   Custodian fee .........................................................     34,242      19,179        14,016        14,648
   Registration and filing fees ..........................................     22,682      21,311        16,670        15,675
   Auditing fee ..........................................................     12,050      12,050        12,050        12,050
   Printing ..............................................................      4,190       5,968         2,243         5,064
   Transfer agent fee - Note B ...........................................      1,834       2,288         3,640         7,654
   Organization expense - Note A .........................................      1,642       1,613         1,643         1,657
   Miscellaneous .........................................................        688       1,046           466         2,578
   Financial services fee - Note B .......................................        658         812         1,308         2,742
   Trustees' fees ........................................................        298         587           555         1,216
   Legal fees ............................................................         54          69           116           272
                                                                            ---------   ---------   -----------   -----------
                    Total Expenses .......................................     96,674      99,237       103,663       155,404
                    ---------------------------------------------------------------------------------------------------------
                    Less Expense Reductions - Note B .....................    (74,671)    (60,348)      (45,428)      (48,247)
                    ---------------------------------------------------------------------------------------------------------
                    Net Expenses .........................................     22,003      38,889        58,235       107,157
                    ---------------------------------------------------------------------------------------------------------
                    Net Investment Income ................................    248,646     249,040        45,212       200,218
                    ---------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments and Foreign
Currency Transactions:
  Net realized gain (loss) on investments sold ...........................     86,744     (53,488)    1,688,091     2,026,525
  Net realized gain (loss) on foreign currency transactions ..............         --    (114,217)        1,030            --
  Change in net unrealized appreciation of investments ...................     37,222     100,022       742,136     2,433,147
  Change in net unrealized depreciation of foreign currency transactions .         --      (3,889)         (118)           --
                                                                            ---------   ---------   -----------   -----------
                    Net Realized and Unrealized Gain (Loss) on Investments
                    and Foreign Currency Transactions ....................    123,966     (71,572)    2,431,139     4,459,672
                    ---------------------------------------------------------------------------------------------------------
                    Net Increase in Net Assets Resulting from Operations .  $ 372,612   $ 177,468   $ 2,476,351   $ 4,659,890
                    =========================================================================================================

The Statement of Operations summarizes for each of the Funds, the investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                John Hancock Funds -- Institutional Series Trust

Statements of Operations (continued)
Year ended February 28, 1998
--------------------------------------------------------------------------------

                                                                                      MULTI-SECTOR      SMALL        INTERNATIONAL
                                                                                          GROWTH    CAPITALIZATION      EQUITY
                                                                                           FUND       GROWTH FUND        FUND
                                                                                       -----------     ---------      ---------
Investment Income:
  Interest ..........................................................................  $   105,456     $   7,227      $  29,098
  Dividends (net of foreign withholding tax of $1,506, $5 and $10,334, respectively)       243,143         8,113         81,131
                                                                                       -----------     ---------      ---------
                                                                                           348,599        15,340        110,229
                                                                                       -----------     ---------      ---------
  Expenses:
   Investment management fee - Note B ...............................................      301,382        18,750         61,818
   Custodian fee ....................................................................       50,234        25,542         37,945
   Transfer agent fee - Note B ......................................................       18,836         1,172          3,434
   Registration and filing fees .....................................................       13,752        27,682         11,487
   Auditing fee .....................................................................       12,050        10,850         14,063
   Financial services fee - Note B ..................................................        6,771           420          1,232
   Printing .........................................................................        4,713         6,245          4,993
   Trustees' fees ...................................................................        2,856           134            502
   Organization expense - Note A ....................................................        2,040         4,092          1,642
   Miscellaneous ....................................................................        1,208            60          1,234
   Legal fees .......................................................................          661            25            113
                                                                                       -----------     ---------      ---------
                    Total Expenses ..................................................      414,503        94,972        138,463
                    -----------------------------------------------------------------------------------------------------------
                    Less Expense Reductions - Note B ................................      (75,448)      (73,878)       (69,776)
                    -----------------------------------------------------------------------------------------------------------
                    Net Expenses ....................................................      339,055        21,094         68,687
                    -----------------------------------------------------------------------------------------------------------
                    Net Investment Income (Loss) ....................................        9,544        (5,754)        41,542
                    -----------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
  Net realized gain (loss) on investments sold ......................................    4,762,359       (14,167)      (245,539)
  Net realized loss on foreign currency transactions ................................      (13,316)          (56)       (33,409)
  Change in net unrealized appreciation of investments ..............................    1,644,246       551,977        293,460
  Change in net unrealized depreciation of foreign currency transactions ............          (19)           --         (1,315)
                                                                                       -----------     ---------      ---------
                    Net Realized and Unrealized Gain on Investments and Foreign
                       Currency Transactions ........................................    6,393,270       537,754         13,197
                    -----------------------------------------------------------------------------------------------------------
                    Net Increase in Net Assets Resulting from Operations ............  $ 6,402,814     $ 532,000      $  54,739
                    ===========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                John Hancock Funds -- Institutional Series Trust

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                    ACTIVE                        GLOBAL
                                                                                   BOND FUND                     BOND FUND
                                                                          ---------------------------    --------------------------
                                                                          YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                          FEBRUARY 28,    FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,
Increase (Decrease) in Net Assets:                                            1997            1998           1997           1998
                                                                          -----------     -----------    -----------    -----------
From Operations:
  Net investment income ...............................................   $   116,552     $   248,646    $    63,630    $   249,040
  Net realized gain (loss) on investments sold and foreign
   currency transactions ..............................................         7,241          86,744        (26,163)      (167,705)
  Change in net unrealized appreciation (depreciation) of investments
   and foreign currency transactions ..................................        (4,783)         37,222         (7,200)        96,133
                                                                          -----------     -----------    -----------    -----------
   Net Increase in Net Assets Resulting from Operations ...............       119,010         372,612         30,267        177,468
                                                                          -----------     -----------    -----------    -----------
Distributions to Shareholders: *
  Dividends from net investment income ................................      (116,555)       (248,646)       (42,732)      (249,040)
  Distributions in excess of net investment income ....................            --            (148)            --             --
  Distributions from net realized gain on investments sold ............        (2,809)        (23,264)            --        (31,000)
  Distributions from capital paid-in ..................................            --              --        (20,898)            --
                                                                          -----------     -----------    -----------    -----------
   Total Distributions to Shareholders ................................      (119,364)       (272,058)       (63,630)      (280,040)
                                                                          -----------     -----------    -----------    -----------

From Portfolio Share Transactions: **
  Shares sold .........................................................     1,178,749       4,645,044        901,911      9,080,251
  Shares issued to shareholders in reinvestment of distributions ......       118,599         261,643         14,405         17,009
                                                                          -----------     -----------    -----------    -----------
                                                                            1,297,348       4,906,687        916,316      9,097,260
  Less shares repurchased .............................................      (277,002)     (2,040,235)       (73,841)       (60,430)
                                                                          -----------     -----------    -----------    -----------
   Net Increase .......................................................     1,020,346       2,866,452        842,475      9,036,830
                                                                          -----------     -----------    -----------    -----------
Net Assets:
  Beginning of period .................................................     1,170,627       2,190,619        216,741      1,025,853
                                                                          -----------     -----------    -----------    -----------
  End of period (including distributions in excess of net
   investment income of none, $151, $3,935 and $167,117,
   respectively) ......................................................   $ 2,190,619     $ 5,157,625    $ 1,025,853    $ 9,960,111
                                                                          ===========     ===========    ===========    ===========
* Distributions to Shareholders:
  Per share dividends from net investment income ......................   $    0.5983     $    0.5907    $    0.3513    $    0.4821
                                                                          -----------     -----------    -----------    -----------
  Per share distributions in excess of net investment income ..........            --     $    0.0004             --             --
                                                                          -----------     -----------    -----------    -----------
  Per share distributions from net realized gain on investments sold ..   $    0.0114     $    0.0460             --    $    0.0254
                                                                          -----------     -----------    -----------    -----------
  Per share distributions from capital paid-in ........................            --              --    $    0.1718             --
                                                                          -----------     -----------    -----------    -----------
** Analysis of Portfolio Share Transactions:
  Shares sold .........................................................       139,746         532,093        106,277      1,100,749
  Shares issued to shareholders in reinvestment of distributions ......        13,886          30,042          1,713          2,086
                                                                          -----------     -----------    -----------    -----------
                                                                              153,632         562,135        107,990      1,102,835
  Less shares repurchased .............................................       (32,519)       (234,419)        (8,773)        (7,419)
                                                                          -----------     -----------    -----------    -----------
   Net Increase .......................................................       121,113         327,716         99,217      1,095,416
                                                                          ===========     ===========    ===========    ===========

The Statement of Changes in Net Assets shows how the value of each Fund's net assets have changed since the previous period. The difference reflects net investment income, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the period, along with the per share amount of distributions made to shareholders of each Fund for the period indicated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                John Hancock Funds -- Institutional Series Trust

Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                             SMALL CAPITALIZATION                DIVIDEND
                                                                                  VALUE FUND                  PERFORMERS FUND
                                                                          ---------------------------   ---------------------------
                                                                          YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                          FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,
Increase (Decrease) in Net Assets:                                            1997            1998           1997           1998
                                                                          ------------   ------------   ------------   ------------
From Operations:
  Net investment income ................................................  $     84,569   $     45,212   $     96,299   $    200,218
  Net realized gain on investments sold ................................       590,179      1,689,121        240,807      2,026,525
  Change in net unrealized appreciation of investments .................        13,894        742,018        674,538      2,433,147
                                                                          ------------   ------------   ------------   ------------
   Net Increase in Net Assets Resulting from Operations ................       688,642      2,476,351      1,011,644      4,659,890
                                                                          ------------   ------------   ------------   ------------
Distributions to Shareholders: *
  Dividends from net investment income .................................       (73,585)       (60,567)       (76,479)      (188,048)
  Distributions from net realized gain on investments sold .............      (458,016)      (857,697)       (98,355)    (1,154,688)
                                                                          ------------   ------------   ------------   ------------
   Total Distributions to Shareholders .................................      (531,601)      (918,264)      (174,834)    (1,342,736)
                                                                          ------------   ------------   ------------   ------------

From Portfolio Share Transactions: **
  Shares sold ..........................................................     1,315,767     10,734,873      5,594,177     11,392,158
  Shares issued to shareholders in reinvestment of distributions .......       531,562        918,083        174,842      1,336,430
                                                                          ------------   ------------   ------------   ------------
                                                                             1,847,329     11,652,956      5,769,019     12,728,588
  Less shares repurchased ..............................................    (1,286,544)    (9,672,795)    (1,257,538)    (3,828,808)
                                                                          ------------   ------------   ------------   ------------
   Net Increase ........................................................       560,785      1,980,161      4,511,481      8,899,780
                                                                          ------------   ------------   ------------   ------------

Net Assets:
  Beginning of period ..................................................     5,292,756      6,010,582      3,319,220      8,667,511
                                                                          ------------   ------------   ------------   ------------
  End of period (including undistributed net investment income of
   $17,322, $2,997, $24,480 and $36,650, respectively) .................  $  6,010,582   $  9,548,830   $  8,667,511   $ 20,884,445
                                                                          ============   ============   ============   ============

* Distributions to Shareholders:
  Per share dividends from net investment income .......................  $     0.1236   $     0.0962   $     0.1752   $     0.1749
                                                                          ------------   ------------   ------------   ------------
  Per share distributions from net realized gain on investments sold ...  $     0.8103   $     1.2633   $     0.1901   $     0.9152
                                                                          ------------   ------------   ------------   ------------

** Analysis of Portfolio Share Transactions:
  Shares sold ..........................................................       135,360        907,426        498,503        856,008
  Shares issued to shareholders in reinvestment of distributions .......        57,853         89,116         15,790         99,380
                                                                          ------------   ------------   ------------   ------------
                                                                               193,213        996,542        514,293        955,388
  Less shares repurchased ..............................................      (134,414)      (824,315)      (113,243)      (283,722)
                                                                          ------------   ------------   ------------   ------------
   Net Increase ........................................................        58,799        172,227        401,050        671,666
                                                                          ============   ============   ============   ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                John Hancock Funds -- Institutional Series Trust

Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                         MULTI-SECTOR            SMALL CAPITALIZATION          INTERNATIONAL
                                                          GROWTH FUND                 GROWTH FUND               EQUITY FUND
                                                  -------------------------   -------------------------   -------------------------
                                                   YEAR ENDED    YEAR ENDED   PERIOD ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                  FEBRUARY 28,  FEBRUARY 28,  FEBRUARY 28,  FEBRUARY 28,  FEBRUARY 28,  FEBRUARY 28,
Increase (Decrease) in Net Assets:                    1997         1998           1997+         1998          1997         1998
                                                  -----------   -----------   -----------   -----------   -----------   -----------
From Operations:
  Net investment income (loss) .................  $    10,399   $     9,544   $     1,870   $    (5,754)  $    41,479   $    41,542
  Net realized gain (loss) on investments sold
    and foreign currency transactions ..........    1,221,912     4,749,043       (56,301)      (14,223)      (34,481)     (278,948)
  Change in net unrealized appreciation of
   investments and foreign currency transactions      912,165     1,644,227        36,052       551,977        77,370       292,145
                                                  -----------   -----------   -----------   -----------   -----------   -----------
   Net Increase (Decrease) in Net Assets
    Resulting from Operations ..................    2,144,476     6,402,814       (18,379)      532,000        84,368        54,739
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Distributions to Shareholders: *
  Dividends from net investment income .........           --        (2,904)       (1,629)         (229)      (35,170)       (5,208)
  Distributions from net realized gain on
   investments sold ............................     (102,180)   (3,575,102)           --            --       (15,751)           --
                                                  -----------   -----------   -----------   -----------   -----------   -----------
   Total Distributions to Shareholders .........     (102,180)   (3,578,006)       (1,629)         (229)      (50,921)       (5,208)
                                                  -----------   -----------   -----------   -----------   -----------   -----------

From Portfolio Share Transactions: **
  Shares sold ..................................   21,261,390    25,552,524     1,221,905     3,168,688     2,191,748    12,446,539
  Shares issued to shareholders in reinvestment
   of distributions ............................      101,551     3,563,690         1,444           229        50,885         5,208
                                                  -----------   -----------   -----------   -----------   -----------   -----------
                                                   21,362,941    29,116,214     1,223,349     3,168,917     2,242,633    12,451,747
  Less shares repurchased ......................   (2,719,594)  (20,723,580)     (203,845)   (1,597,977)     (968,875)   (8,722,378)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
   Net Increase ................................   18,643,347     8,392,634     1,019,504     1,570,940     1,273,758     3,729,369
                                                  -----------   -----------   -----------   -----------   -----------   -----------

Net Assets:
  Beginning of period ..........................    8,398,934    29,084,577            --       999,496     2,896,762     4,203,967
                                                  -----------   -----------   -----------   -----------   -----------   -----------
  End of period (including undistributed net
   investment income (distributions in
   excess of net investment income) of ($1,998),
   ($218), $229, ($16), ($9,867) and
   ($6,246) respectively) ......................  $29,084,577   $40,302,019   $   999,496   $ 3,102,207   $ 4,203,967   $ 7,982,867
                                                  ===========   ===========   ===========   ===========   ===========   ===========

* Distributions to Shareholders:
  Per share dividends from net investment income           --   $    0.0010   $    0.0157   $    0.0009   $    0.1030   $    0.0064
                                                  -----------   -----------   -----------   -----------   -----------   -----------
  Per share distributions from net realized gain
   on investments sold .........................  $    0.0534   $    1.2186            --            --   $    0.0461            --
                                                  -----------   -----------   -----------   -----------   -----------   -----------

** Analysis of Portfolio Share Transactions:
  Shares sold ..................................    1,719,796     1,989,505       129,297       312,919       233,402     1,326,050
  Shares issued to shareholders in reinvestment
   of distributions ............................        7,658       294,763           153            22         5,396           604
                                                  -----------   -----------   -----------   -----------   -----------   -----------
                                                    1,727,454     2,284,268       129,450       312,941       238,798     1,326,654
  Less shares repurchased ......................     (218,299)   (1,597,014)      (21,244)     (156,837)     (102,900)     (947,485)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
   Net Increase ................................    1,509,155       687,254       108,206       156,104       135,898       379,169
                                                  ===========   ===========   ===========   ===========   ===========   ===========

  + Small Capitalization Growth Fund commenced operations on May 2, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

      John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                           FOR THE PERIOD MARCH 30, 1995   YEAR ENDED FEBRUARY 28,
                                                                            (COMMENCEMENT OF OPERATIONS)   -----------------------
                                                                                TO FEBRUARY 29, 1996            1997     1998
                                                                                --------------------            ----     ----
Per Share Operating Performance
  Net Asset Value, Beginning of Period .....................................          $ 8.50                   $ 8.64   $ 8.54
                                                                                      ------                   ------   ------
  Net Investment Income (6) ................................................            0.51                     0.60     0.59
  Net Realized and Unrealized Gain (Loss) on Investments ...................            0.16                    (0.09)    0.34
                                                                                      ------                   ------   ------
     Total from Investment Operations ......................................            0.67                     0.51     0.93
                                                                                      ------                   ------   ------

  Less Distributions:
   Dividends from Net Investment Income ....................................           (0.51)                   (0.60)   (0.59)
   Distributions in Excess of Net Investment Income ........................              --                       --    (0.00)(8)
   Distributions from Net Realized Gain on Investments Sold ................           (0.02)                   (0.01)   (0.05)
                                                                                      ------                   ------   ------
     Total Distributions ...................................................           (0.53)                   (0.61)   (0.64)
                                                                                      ------                   ------   ------
  Net Asset Value, End of Period ...........................................          $ 8.64                   $ 8.54   $ 8.83
                                                                                      ======                   ======   ======
  Total Investment Return at Net Asset Value (5) ...........................            7.76%(3)                 6.17%   11.25%
  Total Adjusted Investment Return at Net Asset Value (5,7) ................           (0.46%)(3)                2.72%    9.21%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .................................          $1,171                   $2,191   $5,158
  Ratio of Expenses to Average Net Assets ..................................            0.65%(2)                 0.60%    0.60%
  Ratio of Adjusted Expenses to Average Net Assets (1,4) ...................            9.60%(2)                 4.05%    2.64%
  Ratio of Net Investment Income to Average Net Assets .....................            6.53%(2)                 7.10%    6.78%
  Ratio of Adjusted Net Investment Income (Loss) to Average Net Assets (1,4)           (2.42%)(2)                3.65%    4.74%
  Portfolio Turnover Rate ..................................................              71%                     136%     230%
  Fee Reduction Per Share (6) ..............................................          $ 0.75                   $ 0.30   $ 0.18

  (1) Unreimbursed, without fee reduction.
  (2) Annualized.
  (3) Not annualized.
  (4) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
  (5) Total investment return assumes dividend reinvestment.
  (6) Based on the average of the shares outstanding at the end of each month.
  (7) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.
  (8) Less than $0.01 per share.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

      John Hancock Funds -- Institutional Series Trust -- Global Bond Fund

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                           FOR THE PERIOD APRIL 19, 1995   YEAR ENDED FEBRUARY 28,
                                                                            (COMMENCEMENT OF OPERATIONS)   -----------------------
                                                                                TO FEBRUARY 29, 1996           1997       1998
                                                                                --------------------           ----       ----
Per Share Operating Performance
  Net Asset Value, Beginning of Period .....................................           $ 8.50                  $ 8.46     $ 8.22
                                                                                       ------                  ------     ------
  Net Investment Income (6) ................................................             0.41                    0.52       0.48
  Net Realized and Unrealized Loss on Investments and Foreign
   Currency Transactions ...................................................            (0.04)                  (0.24)     (0.03)
                                                                                       ------                  ------     ------
     Total from Investment Operations ......................................             0.37                    0.28       0.45
                                                                                       ------                  ------     ------

  Less Distributions:
   Dividends from Net Investment Income ....................................            (0.41)                  (0.35)     (0.48)
   Distributions from Net Realized Gain on Investments Sold ................               --                      --      (0.03)
   Distributions from Capital Paid-in ......................................               --                   (0.17)        --
                                                                                       ------                  ------     ------
     Total Distributions ...................................................            (0.41)                  (0.52)     (0.51)
                                                                                       ------                  ------     ------
  Net Asset Value, End of Period ...........................................           $ 8.46                  $ 8.22     $ 8.16
                                                                                       ======                  ======     ======
  Total Investment Return at Net Asset Value (5) ...........................             4.37%(3)                3.39%      5.62%
  Total Adjusted Investment Return at Net Asset Value (5,7) ................           (54.55%)(3)              (2.93%)     4.30%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .................................           $  217                  $1,026     $9,960
  Ratio of Expenses to Average Net Assets ..................................             0.91%(2)                0.85%      0.85%
  Ratio of Adjusted Expenses to Average Net Assets (1,4) ...................            69.15%(2)                7.17%      2.17%
  Ratio of Net Investment Income to Average Net Assets .....................             5.91%(2)                6.26%      5.44%
  Ratio of Adjusted Net Investment Income (Loss) to Average Net Assets (1,4)           (62.33%)(2)              (0.06%)     4.12%
  Portfolio Turnover Rate ..................................................              129%                    119%       123%
  Fee Reduction Per Share (6) ..............................................           $ 5.35                  $ 0.56     $ 0.11

  (1) Unreimbursed, without fee reduction.
  (2) Annualized.
  (3) Not annualized.
  (4) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
  (5) Total investment return assumes dividend reinvestment.
  (6) Based on the average of the shares outstanding at the end of each month.
  (7) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

               John Hancock Funds -- Institutional Series Trust --
                        Small Capitalization Value Fund

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                           FOR THE PERIOD APRIL 19, 1995   YEAR ENDED FEBRUARY 28,
                                                                            (COMMENCEMENT OF OPERATIONS)   -----------------------
                                                                                TO FEBRUARY 29, 1996           1997       1998
                                                                                --------------------           ----       ----
Per Share Operating Performance
  Net Asset Value, Beginning of Period .....................................           $ 8.50                 $  9.09    $  9.38
                                                                                       ------                 -------    -------
  Net Investment Income (6) ................................................             0.17                    0.14       0.07
  Net Realized and Unrealized Gain on Investments ..........................             0.56                    1.08       3.65
                                                                                       ------                 -------    -------
     Total from Investment Operations ......................................             0.73                    1.22       3.72
                                                                                       ------                 -------    -------

  Less Distributions:
   Dividends from Net Investment Income ....................................            (0.14)                  (0.12)     (0.10)
   Distributions from Net Realized Gain on Investments Sold ................               --                   (0.81)     (1.26)
                                                                                       ------                 -------    -------
     Total Distributions ...................................................            (0.14)                  (0.93)     (1.36)
                                                                                       ------                 -------    -------
  Net Asset Value, End of Period ...........................................           $ 9.09                 $  9.38    $ 11.74
                                                                                       ======                 =======    =======
  Total Investment Return at Net Asset Value (5) ...........................             8.61%(3)               13.78%     41.81%
  Total Adjusted Investment Return at Net Asset Value (5,8) ................             5.40%(3)               12.75%     41.19%
Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .................................           $5,293                 $ 6,011    $ 9,549
  Ratio of Expenses to Average Net Assets ..................................             0.83%(2)                0.80%      0.80%
  Ratio of Adjusted Expenses to Average Net Assets (1,4) ...................             4.55%(2)                1.83%      1.42%
  Ratio of Net Investment Income to Average Net Assets .....................             2.04%(2)                1.46%      0.62%
  Ratio of Adjusted Net Investment Income (Loss) to Average Net Assets (1,4)            (1.68%)(2)               0.43%      0.00%
  Portfolio Turnover Rate ..................................................                0%                     96%       216%
  Fee Reduction Per Share (6) ..............................................           $ 0.30                 $  0.10    $  0.07
  Average Brokerage Commission Rate (7) ....................................              N/A                 $0.0640    $0.0573

  (1) Unreimbursed, without fee reduction.
  (2) Annualized.
  (3) Not annualized.
  (4) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
  (5) Total investment return assumes dividend reinvestment.
  (6) Based on the average of the shares outstanding at the end of each month.
  (7) Per portfolio share traded. Required for fiscal years that began
      September 1, 1995 or later.
  (8) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

  John Hancock Funds -- Institutional Series Trust -- Dividend Performers Fund

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                           FOR THE PERIOD MARCH 30, 1995   YEAR ENDED FEBRUARY 28,
                                                                            (COMMENCEMENT OF OPERATIONS)   -----------------------
                                                                                TO FEBRUARY 29, 1996           1997       1998
                                                                                --------------------           ----       ----
Per Share Operating Performance
  Net Asset Value, Beginning of Period .....................................           $ 8.50                 $ 10.15     $ 11.91
                                                                                       ------                 -------     -------
  Net Investment Income (6) ................................................             0.23                    0.21        0.18
  Net Realized and Unrealized Gain on Investments ..........................             1.68                    1.92        3.92
                                                                                       ------                 -------     -------
     Total from Investment Operations ......................................             1.91                    2.13        4.10
                                                                                       ------                 -------     -------

  Less Distributions:
   Dividends from Net Investment Income ....................................            (0.19)                  (0.18)      (0.17)
   Distributions from Net Realized Gain on Investments Sold ................            (0.07)                  (0.19)      (0.92)
                                                                                       ------                 -------     -------
     Total Distributions ...................................................            (0.26)                  (0.37)      (1.09)
                                                                                       ------                 -------     -------
  Net Asset Value, End of Period ...........................................           $10.15                 $ 11.91     $ 14.92
                                                                                       ======                 =======     =======
  Total Investment Return at Net Asset Value (5) ...........................            22.79%(3)               21.26%      35.55%
  Total Adjusted Investment Return at Net Asset Value (5,8) ................            19.79%(3)               20.07%      35.23%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .................................           $3,319                 $ 8,668     $20,884
  Ratio of Expenses to Average Net Assets ..................................             0.75%(2)                0.70%       0.70%
  Ratio of Adjusted Expenses to Average Net Assets (1,4) ...................             4.02%(2)                1.89%       1.02%
  Ratio of Net Investment Income to Average Net Assets .....................             2.51%(2)                1.94%       1.31%
  Ratio of Adjusted Net Investment Income (Loss) to Average Net Assets (1,4)            (0.76%)(2)               0.75%       0.99%
  Portfolio Turnover Rate ..................................................               70%                     37%         77%
  Fee Reduction Per Share (6) ..............................................           $ 0.30                 $  0.13     $  0.04
  Average Brokerage Commission Rate (7) ....................................              N/A                 $0.0700     $0.0699

  (1) Unreimbursed, without fee reduction.
  (2) Annualized.
  (3) Not annualized.
  (4) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
  (5) Total investment return assumes dividend reinvestment.
  (6) Based on the average of the shares outstanding at the end of each month.
  (7) Per portfolio share traded. Required for fiscal years that began
      September 1, 1995 or later.
  (8) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

  John Hancock Funds -- Institutional Series Trust -- Multi-Sector Growth Fund

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                           FOR THE PERIOD APRIL 11, 1995   YEAR ENDED FEBRUARY 28,
                                                                            (COMMENCEMENT OF OPERATIONS)   -----------------------
                                                                                TO FEBRUARY 29, 1996           1997       1998
                                                                                --------------------           ----       ----
Per Share Operating Performance
  Net Asset Value, Beginning of Period .....................................           $ 8.50                $ 10.69     $ 12.67
                                                                                       ------                -------     -------
  Net Investment Income (Loss) (6) .........................................            (0.01)                  0.01        0.00(8)
  Net Realized and Unrealized Gain on Investments and Foreign Currency
   Transactions ............................................................             2.22                   2.02        2.06
                                                                                       ------                -------     -------
     Total from Investment Operations ......................................             2.21                   2.03        2.06
                                                                                       ------                -------     -------

  Less Distributions:
   Dividends from Net Investment Income ....................................            (0.02)                    --       (0.00)(8)
   Distributions from Net Realized Gain on Investments Sold ................               --                  (0.05)      (1.22)
                                                                                       ------                -------     -------
     Total Distributions ...................................................            (0.02)                 (0.05)      (1.22)
                                                                                       ------                -------     -------
  Net Asset Value, End of Period ...........................................           $10.69                $ 12.67     $ 13.51
                                                                                       ======                =======     =======
  Total Investment Return at Net Asset Value (5) ...........................            25.98%(3)              19.00%      17.39%
  Total Adjusted Investment Return at Net Asset Value (5,9) ................            23.70%(3)              18.48%      17.19%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .................................           $8,399                $29,085     $40,302
  Ratio of Expenses to Average Net Assets ..................................             0.93%(2)               0.90%       0.90%
  Ratio of Adjusted Expenses to Average Net Assets (1,4) ...................             3.51%(2)               1.42%       1.10%
  Ratio of Net Investment Income (Loss) to Average Net Assets ..............            (0.10%)(2)              0.06%       0.03%
  Ratio of Adjusted Net Investment Loss to Average Net Assets (1,4) ........            (2.68%)(2)             (0.46%)     (0.17%)
  Portfolio Turnover Rate ..................................................              189%                   281%        341%
  Fee Reduction Per Share (6) ..............................................           $ 0.23                $  0.06     $  0.03
  Average Brokerage Commission Rate (7) ....................................              N/A                $0.0620     $0.0673

  (1) Unreimbursed, without fee reduction.
  (2) Annualized.
  (3) Not annualized.
  (4) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
  (5) Total investment return assumes dividend reinvestment.
  (6) Based on the average of the shares outstanding at the end of each month.
  (7) Per portfolio share traded. Required for fiscal years that began
      September 1, 1995 or later.
  (8) Less than $0.01 per share.
  (9) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

               John Hancock Funds -- Institutional Series Trust --
                        Small Capitalization Growth Fund

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                      FOR THE PERIOD MAY 2, 1996       YEAR ENDED
                                                                                     (COMMENCEMENT OF OPERATIONS)     FEBRUARY 28,
                                                                                         TO FEBRUARY 28, 1997             1998
                                                                                      ---------------------------     ------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ............................................             $  8.50                 $  9.24
                                                                                                -------                 -------
  Net Investment Income (Loss) (6) ................................................                0.03                   (0.03)
  Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions                0.73                    2.53
                                                                                                -------                 -------
     Total from Investment Operations .............................................                0.76                    2.50
                                                                                                -------                 -------

  Less Distributions:
   Dividends from Net Investment Income ...........................................               (0.02)                  (0.00)(7)
                                                                                                -------                 -------
  Net Asset Value, End of Period ..................................................             $  9.24                 $ 11.74
                                                                                                =======                 =======
  Total Investment Return at Net Asset Value (8) ..................................                8.89%(3)               27.07%
  Total Adjusted Investment Return at Net Asset Value (8,9) .......................               (3.84%)(3)              23.92%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ........................................             $   999                 $ 3,102
  Ratio of Expenses to Average Net Assets .........................................                0.90%(2)                0.90%
  Ratio of Adjusted Expenses to Average Net Assets (1,4) ..........................               16.24%(2)                4.05%
  Ratio of Net Investment Income (Loss) to Average Net Assets .....................                0.35%(2)               (0.25%)
  Ratio of Adjusted Net Investment Loss to Average Net Assets (1,4) ...............              (14.99%)(2)              (3.40%)
  Portfolio Turnover Rate .........................................................                  92%                    117%
  Fee Reduction Per Share (6) .....................................................             $  1.22                 $  0.34
  Average Brokerage Commission Rate (5) ...........................................             $0.0692                 $0.0687

  (1) Unreimbursed, without fee reduction.
  (2) Annualized.
  (3) Not annualized.
  (4) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
  (5) Per portfolio share traded. Required for fiscal years that began
      September 1, 1995 or later.
  (6) Based on the average of the shares outstanding at the end of each month.
  (7) Less than $0.01 per share.
  (8) Total investment return assumes dividend reinvestment.
  (9) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

  John Hancock Funds -- Institutional Series Trust -- International Equity Fund

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                           FOR THE PERIOD MARCH 30, 1995   YEAR ENDED FEBRUARY 28,
                                                                            (COMMENCEMENT OF OPERATIONS)   -----------------------
                                                                                TO FEBRUARY 29, 1996           1997       1998
                                                                                --------------------           ----       ----
Per Share Operating Performance
  Net Asset Value, Beginning of Period .....................................           $ 8.50                 $  9.24     $  9.35
                                                                                       ------                 -------     -------
  Net Investment Income (6) ................................................             0.15                    0.12        0.06
  Net Realized and Unrealized Gain on Investments and Foreign Currency
   Transactions ............................................................             0.68                    0.14        0.23
                                                                                       ------                 -------     -------
     Total from Investment Operations ......................................             0.83                    0.26        0.29
                                                                                       ------                 -------     -------

  Less Distributions:
   Dividends from Net Investment Income ....................................            (0.08)                  (0.10)      (0.01)
   Distributions from Net Realized Gain on Investments Sold ................            (0.01)                  (0.05)         --
                                                                                       ------                 -------     -------
     Total Distributions ...................................................            (0.09)                  (0.15)      (0.01)
                                                                                       ------                 -------     -------
  Net Asset Value, End of Period ...........................................           $ 9.24                 $  9.35     $  9.63
                                                                                       ======                 =======     =======
  Total Investment Return at Net Asset Value (5) ...........................             9.81%(3)                2.79%       3.07%
  Total Adjusted Investment Return at Net Asset Value (5,8) ................             3.26%(3)                0.47%       2.05%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .................................           $2,897                 $ 4,204     $ 7,983
  Ratio of Expenses to Average Net Assets ..................................             1.05%(2)                1.00%       1.00%
  Ratio of Adjusted Expenses to Average Net Assets (1,4) ...................             8.19%(2)                3.32%       2.02%
  Ratio of Net Investment Income to Average Net Assets .....................             1.75%(2)                1.26%       0.60%
  Ratio of Adjusted Net Investment Loss to Average Net Assets (1,4) ........            (5.39%)(2)              (1.06%)     (0.42%)
  Portfolio Turnover Rate ..................................................               59%                     68%        125%
  Fee Reduction Per Share (6) ..............................................           $ 0.60                 $  0.22     $  0.10
  Average Brokerage Commission Rate (7) ....................................              N/A                 $0.0237     $0.0204

  (1) Unreimbursed, without fee reduction.
  (2) Annualized.
  (3) Not annualized.
  (4) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
  (5) Total investment return assumes dividend reinvestment.
  (6) Based on the average of the shares outstanding at the end of each month.
  (7) Per portfolio share traded. Required for fiscal years that began
      September 1, 1995 or later.
  (8) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

      John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

Schedule of Investments
February 28, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Active Bond Fund on February 28, 1998. It's divided into three main categories: bonds, warrants and short-term investments. The bonds are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                                       PAR VALUE
                                                                                    INTEREST  CREDIT     (000s        MARKET
ISSUER, DESCRIPTION                                                                   RATE    RATING*   OMITTED)      VALUE
-------------------                                                                   ----    -------   --------      -----

BONDS
Automobile/Trucks (0.40%)
  ERAC USA Finance Co.,
   Note 02-15-05 (R) .............................................................   6.625%    BBB        $ 21      $ 20,895
                                                                                                                    --------
Banks - Foreign (2.02%)
  Landeskreditbank Baden - Wuerttemberg,
   Sub Note (Germany) 02-01-23 (Y) ...............................................   7.625     AAA          25        28,250
  RBSG Capital Corp.,
   Gtd Cap Note (United Kingdom) 03-01-04 (Y) ....................................  10.125     A+           30        35,457
  Scotland International Finance No. 2 B.V.,
   Gtd Sub Note (United Kingdom) 11-01-06 (R) (Y) ................................   8.850     A+           35        40,377
                                                                                                                    --------
                                                                                                                     104,084
                                                                                                                    --------
Banks - United States (1.37%)
  Barclays North American Capital Corp.,
   Gtd Cap Note 05-15-21 .........................................................   9.750     AA-          25        28,197
  National Westminster Bank Plc - New York Branch,
   Sub Note 05-01-01 .............................................................   9.450     AA-          15        16,401
  NB Capital Trust IV,
   Gtd Cap Security 04-15-27 .....................................................   8.250     A-           24        26,170
                                                                                                                    --------
                                                                                                                      70,768
                                                                                                                    --------
Broker Services (0.29%)
  Salomon Smith Barney Holdings Inc.,
   Note 10-15-02 .................................................................   6.500     A            15        15,117
                                                                                                                    --------
Building (0.25%)
  M.D.C. Holdings, Inc.,
   Sr Note 02-01-08 ..............................................................   8.375     BB-          13        13,049
                                                                                                                    --------
Electronics (0.15%)
  Zilog, Inc.,
   Sr Sec Note 03-01-05 (R) ......................................................   9.500     B             8         7,940
                                                                                                                    --------
Energy (0.68%)
  AES Corp.,
   Sr Sub Note 07-15-06 ..........................................................  10.250     B+           17        18,743
  CalEnergy Company, Inc.,
   Sr Note 09-15-06 ..............................................................   9.500     BB-          15        16,331
                                                                                                                    --------
                                                                                                                      35,074
                                                                                                                    --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

      John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

                                                                                                       PAR VALUE
                                                                                    INTEREST  CREDIT     (000s        MARKET
ISSUER, DESCRIPTION                                                                   RATE    RATING*   OMITTED)      VALUE
-------------------                                                                   ----    -------   --------      -----

Finance (2.97%)
  Citibank Credit Card Master Trust I,
   Pass Thru Ctf Ser 1998-2 Class A 01-15-10 .....................................   6.050%    Aaa        $ 20      $   19,612
  Constitution Capital Trust I,
   Gtd Cap Security 04-15-27 (R) .................................................   9.150     BBB           6           6,698
  ContiFinancial Corp.,
   Sr Note 08-15-03 ..............................................................   8.375     BB+          14          14,350
  DR Investments,
   Sr Note 05-15-07 (R) ..........................................................   7.450     A-           20          21,444
  JCP Master Credit Card Trust,
   Pass Thru Ctf Ser C Class A 06-30-00 ..........................................   9.625     AA+          55          58,730
  PNC Institutional Capital Trust B,
   Gtd Cap Security 05-15-27 (R) .................................................   8.315     BBB           9           9,532
  SUSA Partnership, L.P.,
   Note 12-01-07 .................................................................   7.000     BBB          10          10,093
  United Companies Financial Corp.,
   Sr Note 01-15-04 ..............................................................   7.700     BBB-          5           4,799
  Yanacocha Receivables Master Trust,
   Pass Thru Cert Ser 1997-A (Peru) 06-15-05 (R) (Y) .............................   8.400     BBB-          8           7,760
                                                                                                                    ----------
                                                                                                                       153,018
                                                                                                                    ----------
Food (0.13%)
  Smithfield Foods, Inc., Sr Sub Note 02-15-08 (R) ...............................   7.625     BB+           7           6,965
                                                                                                                    ----------
Funeral Services & Related (0.40%)
  Loewen Group International, Inc., Gtd Sr Note Ser 4 10-15-03 ...................   8.250     BB+          20          20,750
                                                                                                                    ----------
Glass Products (0.15%)
  VICAP S.A. de C.V.,
   Gtd Sr Note (Mexico) 05-15-07 (R) (Y) .........................................  11.375     B+            7           7,735
                                                                                                                    ----------
Government - Foreign (0.72%)
  Croatia, Republic of,
   Sr Note (Croatia) 02-27-02 (R) (Y) ............................................   7.000     BBB-         10           9,612
  Panama, Republic of,
   Note (Panama) 02-13-02 (R) (Y) ................................................   7.875     BB+          22          21,978
  Quebec, Province of,
   Deb (Canada) 07-15-23 (Y) .....................................................   7.500     A+            5           5,339
                                                                                                                    ----------
                                                                                                                        36,929
                                                                                                                    ----------
Government - U.S. (46.43%)
  United States Treasury,
   Bond 08-15-17 .................................................................   8.875     AAA           4           5,320
   Bond 02-15-23 .................................................................   7.125     AAA         446         510,184
   Note 02-15-99 .................................................................   8.875     AAA         237         244,257
   Note 11-30-99 .................................................................   7.750     AAA         262         271,374
   Note 05-15-01 .................................................................   8.000     AAA          82          87,688
   Note 05-15-02 .................................................................   7.500     AAA         361         386,043
   Note 02-15-05 .................................................................   7.500     AAA         440         485,514
   Note 07-15-06 .................................................................   7.000     AAA         373         404,354
                                                                                                                    ----------
                                                                                                                     2,394,734
                                                                                                                    ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

      John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

                                                                                                       PAR VALUE
                                                                                    INTEREST  CREDIT     (000s        MARKET
ISSUER, DESCRIPTION                                                                   RATE    RATING*   OMITTED)      VALUE
-------------------                                                                   ----    -------   --------      -----

Government - U.S. Agencies (8.41%)
  Federal Home Loan Mortgage Corp.,
   CMO REMIC 1601 10-15-08 .......................................................   6.000%    AAA        $ 25      $   24,555
  Federal National Mortgage Assn.,
   15 Yr Dwarf 03-01-11 + ........................................................   6.000     AAA          50          49,328
   30 Yr Pass Thru Ctf 03-01-24 + ................................................   6.500     AAA          30          29,717
   Pass Thru Ctf 01-20-08 + ......................................................   6.000     AAA          25          24,246
   Pass Thru Ctf Ser 1997-M8 Class A-1 01-25-22 ..................................   6.940     AAA           7           7,153
  Government National Mortgage Assn.,
   30 Yr Pass Thru Ctf 02-15-25+ .................................................   7.500     AAA         120         123,284
   30 Yr Pass Thru Ctf 11-15-24 to 08-15-26+ .....................................   8.000     AAA         169         175,235
                                                                                                                    ----------
                                                                                                                       433,518
                                                                                                                    ----------
Insurance (2.93%)
  Conseco, Inc.,
   Sr Note 12-15-04 ..............................................................  10.500     BBB          10          12,063
  Fairfax Financial Holdings Ltd.,
   Note (Canada) 04-15-26 (Y) ....................................................   8.300     BBB+         25          27,782
  Liberty Mutual Insurance Co.,
   Surplus Note 05-04-07 (R) .....................................................   8.200     A+           15          16,739
   Surplus Note 10-15-26 (R) .....................................................   7.875     A2           15          16,341
  Massachusetts Mutual Life Insurance Co.,
   Surplus Note 11-15-23 (R) .....................................................   7.625     AA           15          16,426
  NAC Re Corp.,
   Note 06-15-99 .................................................................   8.000     A-            5           5,110
  New York Life Insurance Co.,
   Surplus Note 12-15-23 (R) .....................................................   7.500     AA-          15          15,274
  Phoenix Home Life Mutual Insurance Co.,
   Surplus Note 12-01-06 (R) .....................................................   6.950     A+           10          10,249
  Sun Canada Financial Co.,
   Gtd Sub Note (Canada) 12-15-07 (R) (Y) ........................................   6.625     AA           20          20,425
  URC Holdings Corp.,
   Sr Note 06-30-06 (R) ..........................................................   7.875     A-           10          10,660
                                                                                                                    ----------
                                                                                                                       151,069
                                                                                                                    ----------
Leisure (0.51%)
  Sun International Hotels Ltd.,
   Gtd Sr Sub Note (Bahamas) 03-15-07 (Y) ........................................   9.000     B+            7           7,368
   Gtd Sr Sub Note (Bahamas) 12-15-07 (Y) ........................................   8.625     B+            7           7,210
  Trump Hotels & Casino Resorts Funding, Inc./Holdings, L.P.,
   Sr Note 06-15-05 ..............................................................  15.500     B-           10          11,500
                                                                                                                    ----------
                                                                                                                        26,078
                                                                                                                    ----------
Machinery (0.19%)
  Newcor, Inc.,
   Sr Sub Notes 03-01-08 (R) .....................................................   9.875     B-           10          10,025
                                                                                                                    ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

      John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

                                                                                                       PAR VALUE
                                                                                    INTEREST  CREDIT     (000s        MARKET
ISSUER, DESCRIPTION                                                                   RATE    RATING*   OMITTED)      VALUE
-------------------                                                                   ----    -------   --------      -----

Media (3.74%)
  Adelphia Communications Corp.,
   Sr Note Ser B 10-01-02 ........................................................   9.250%    B3         $ 13      $   13,504
  Cablevision Systems Corp.,
   Sr Deb 02-15-18 ...............................................................   7.875     BB+          15          14,737
   Sr Note 12-15-07 ..............................................................   7.875     BB+          14          14,280
  Clear Channel Communications, Inc.,
   Deb 10-15-27 ..................................................................   7.250     BBB-         13          13,268
  Comcast Cable Communications Inc.,
   Note 05-01-17 .................................................................   8.875     BBB-          8           9,472
  Comcast Corp.,
   Sr Sub Deb 07-15-12 ...........................................................  10.625     BB+           9          11,330
  Garden State Newspapers, Inc.,
   Sr Sub Note 10-01-09 (R) ......................................................   8.750     B+            8           8,240
  Hearst-Argyle Television, Inc.,
   Sr Note 11-15-07 ..............................................................   7.000     Baa3         10          10,072
  News America Holdings Inc.,
   Gtd Sr Deb 08-10-18 ...........................................................   8.250     BBB-         13          14,395
  Rogers Cablesystems Ltd.,
   Sr Sec Second Priority Note (Canada) 08-01-02 (Y) .............................   9.625     BB+          29          31,175
  SFX Broadcasting, Inc.,
   Sr Sub Note Ser B 05-15-06 ....................................................  10.750     B-           10          11,200
  TeleWest Communications Plc,
   Sr Deb (United Kingdom) 10-01-06 (Y) ..........................................   9.625     B+            5           5,325
  Time Warner, Inc.,
   Deb 01-15-13 ..................................................................   9.125     BBB-         16          19,075
  TKR Cable I, Inc.,
   Sr Deb 10-30-07 ...............................................................  10.500     BBB-         15          16,598
                                                                                                                    ----------
                                                                                                                       192,671
                                                                                                                    ----------
Medical (1.23%)
  Dynacare Inc.,
   Sr Note (Canada) 01-15-06 (Y) .................................................  10.750     B+            8           8,480
  Fresenius Medical Care Capital Trust II,
   Gtd Trust Preferred Security 02-01-08 (R) .....................................   7.875     B+           15          15,056
  Integrated Health Services Inc.,
   Sr Sub Note 01-15-08 ..........................................................   9.250     B-            6           6,255
  Physician Sales & Service, Inc.,
   Gtd Sr Sub Note 10-01-07 ......................................................   8.500     B             6           6,270
  Quest Diagnostics, Inc.,
   Sr Sub Note 12-15-06 ..........................................................  10.750     B+            6           6,735
  Tenet Healthcare Corp.,
   Sr Sub Note 01-15-07 ..........................................................   8.625     BB-          20          20,800
                                                                                                                    ----------
                                                                                                                        63,596
                                                                                                                    ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

      John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

                                                                                                       PAR VALUE
                                                                                    INTEREST  CREDIT     (000s        MARKET
ISSUER, DESCRIPTION                                                                   RATE    RATING*   OMITTED)      VALUE
-------------------                                                                   ----    -------   --------      -----

Mortgage Banking (3.54%)
  ContiMortgage Home Equity Loan Trust,
   Pass Thru Ctf Ser 1995-2 Class A-5 08-15-25 ...................................   8.100%    AAA        $ 15      $   15,656
  Deutsche Financial Capital Securitization L.L.C.,
   Pass Thru Ctf Ser 1998-I Class A-3 04-15-28 ...................................   6.100     AAA          25          24,770
  EQCC Home Equity Loan Trust,
   Pass Thru Ctf Ser 1997-3 Class A-9 02-15-29 ...................................   6.570     AAA          40          40,331
  FirstPlus Home Loan Owner Trust,
   Pass Thru Ctf Ser 1997-1 Class A-6 12-10-15 ...................................   6.950     AAA          10          10,191
  GMAC Commercial Mortgage Securities, Inc.,
   Pass Thru Ctf Ser 1997-C2 Class A-3 11-15-07 ..................................   6.566     AAA          25          25,414
  Money Store Home Equity Trust (The),
   Pass Thru Ctf Ser 1997-D Class AF-7 12-31-38 ..................................   6.485     AAA          24          24,255
  Salomon Brothers Mortgage Securities VII, Inc.,
   Mtg Pass Thru Ctf Ser 1997-HUD2 Class A-2 07-25-24 ............................   6.750     Aaa          11          11,153
  UCFC Home Equity Loan Trust,
   Pass Thru Ctf Ser 1997-A1 Class A-8 06-15-28 ..................................   7.220     AAA          30          30,964
                                                                                                                    ----------
                                                                                                                       182,734
                                                                                                                    ----------
Oil & Gas (0.93%)
  Camuzzi Gas Pampeana S.A.,
   Bond (Argentina) 12-15-01 (Y) .................................................   9.250     BBB-         16          16,640
  Norsk Hydro ASA,
   Deb (Norway) 10-01-16 (Y) .....................................................   7.500     A            10          10,856
  Transgas de Occidenta S.A.,
   Sr Note (Colombia) 11-01-10 (R) (Y) ...........................................   9.790     BBB-         20          20,277
                                                                                                                    ----------
                                                                                                                        47,773
                                                                                                                    ----------
Paper & Paper Products (0.30%)
  Fort James Corp.,
   Sr Note 09-15-02 ..............................................................   6.500     BBB-         10          10,041
  S.D. Warren Co.,
   Sr Sub Note Ser B 12-15-04 ....................................................  12.000     B+            5           5,563
                                                                                                                    ----------
                                                                                                                        15,604
                                                                                                                    ----------
Real Estate Investment Trust (0.98%)
  American Health Properties, Inc.,
   Note 01-15-07 .................................................................   7.500     BBB-         20          20,626
  EOP Operating L.P.,
   Sr Note 02-15-05 (R) ..........................................................   6.625     BBB          20          19,950
  TriNet Corporate Realty Trust, Inc.,
   Note 05-15-01 .................................................................   7.300     BBB-         10          10,254
                                                                                                                    ----------
                                                                                                                        50,830
                                                                                                                    ----------
Retail (0.53%)
  Federated Department Stores, Inc.,
   Deb 02-15-28 ..................................................................   7.000     BBB-         15          14,722
  Southern Foods Group L.P.,
   Sr Sub Note 09-01-07 (R) ......................................................   9.875     B            12          12,780
                                                                                                                    ----------
                                                                                                                        27,502
                                                                                                                    ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

      John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

                                                                                                       PAR VALUE
                                                                                    INTEREST  CREDIT     (000s        MARKET
ISSUER, DESCRIPTION                                                                   RATE    RATING*   OMITTED)      VALUE
-------------------                                                                   ----    -------   --------      -----

Steel (0.11%)
  IVACO, Inc.,
   Sr Note (Canada) 09-15-05 (Y) .................................................  11.500%    B+         $  5      $    5,488
                                                                                                                    ----------
Telecommunications (3.20%)
  DTI Holdings Inc.,
   Unit (Sr Disc Note & Warrants, Step Coupon, 12.50%, 03-01-03) 03-01-08 (A)(R) .    Zero     B-           20          10,850
  Facilicom International,
   Sr Note 01-15-08 (R) ..........................................................  10.500     B3            9           9,203
  FLAG Ltd.,
   Sr Note (Bermuda) 01-30-08 (R) (Y) ............................................   8.250     B+           18          18,360
  GTE North, Inc.,
   Note 02-15-10 .................................................................   6.375     AA-          15          14,936
  Iridium LLC/Iridium Capital Corp.,
   Gtd Sr Note Ser A 07-15-05 ....................................................  13.000     B-            9           9,799
  MetroNet Communications Corp.,
   Sr Note (Canada) 08-15-07 (Y) .................................................  12.000     B-           10          11,550
  Nextel Communications, Inc.,
   Sr Disc Note, Step Coupon (9.75%, 02-15-99) 08-15-04 (A) ......................    Zero     CCC+         18          17,190
   Sr Disc Note, Step Coupon (9.95%, 02-15-03) 02-15-08 (A) (R) ..................    Zero     CCC+         12           7,320
  NEXTLINK Communications, Inc.,
   Sr Note 03-15-08 (R) ..........................................................   9.000     B            10          10,025
  Qwest Communications International Inc.,
   Sr Note Ser B 04-01-07 ........................................................  10.875     B+            6           6,915
  Satelites Mexicanos S.A. de C.V.,
   Sr Note (Mexico) 11-01-04 (R) (Y) .............................................  10.125     B-           12          12,240
  TCI Communications, Inc.,
   Sr Deb 08-01-15 ...............................................................   8.750     BBB-         21          24,248
  Teligent, Inc.,
   Sr Note 12-01-07 ..............................................................  11.500     CCC          12          12,330
                                                                                                                    ----------
                                                                                                                       164,966
                                                                                                                    ----------
Textile (0.29%)
  Unifi, Inc.,
   Note 02-01-08 (R) .............................................................   6.500     A-           15          14,817
                                                                                                                    ----------
Tobacco (0.76%)
  Philip Morris Companies Inc.,
   Note 08-15-02 .................................................................   7.125     A            20          20,543
  RJR Nabisco, Inc.,
   Note 12-01-02 .................................................................   8.625     BBB-         10          10,577
   Note 09-15-03 .................................................................   7.625     BBB-          8           8,090
                                                                                                                    ----------
                                                                                                                        39,210
                                                                                                                    ----------
Transport (1.70%)
  America West Airlines,
   Pass Thru Ctf Ser B 01-02-08 ..................................................   6.930     A-            5           4,883
  Continental Airlines, Inc.,
   Pass Thru Ctf Ser 972C 06-30-04 ...............................................   7.206     BBB-         25          25,565

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

      John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

                                                                                                       PAR VALUE
                                                                                    INTEREST  CREDIT     (000s        MARKET
ISSUER, DESCRIPTION                                                                   RATE    RATING*   OMITTED)      VALUE
-------------------                                                                   ----    -------   --------      -----

Transport (continued)
  Northwest Airlines Corp.,
   Gtd Note 03-15-04 .............................................................   8.375%    BB         $ 16      $   16,447
   Pass Thru Ctf Ser 1996-1 01-02-15 .............................................   8.970     BBB-          5           5,465
  NWA Trust,
   Sr Note Ser A 06-21-14 ........................................................   9.250     A2            7           8,810
  U.S. Airways, Inc.,
   Pass Thru Ctf Ser 1990-A1 03-19-05 ............................................  11.200     BB+          23          26,291
                                                                                                                    ----------
                                                                                                                        87,461
                                                                                                                    ----------
Utilities (7.02%)
  Beaver Valley Funding Corp.,
   Sec Lease Oblig Bond 06-01-17 .................................................   9.000     BB-           4           4,492
  BVPS II Funding Corp.,
   Collateralized Lease Bond 06-01-17 ............................................   8.890     BB-           7           7,875
  Calpine Corp.,
   Sr Note 07-15-07 ..............................................................   8.750     BB-          14          14,490
  CE Electric UK Funding Co.,
   Sr Note (United Kingdom) 12-30-07 (R)(Y) ......................................   6.995     BBB+         13          13,298
  Cleveland Electric Illuminating Co. & Toledo Edison Co.,
   Sec Note Ser B 07-01-04 .......................................................   7.670     Ba1          10          10,471
  Cleveland Electric Illuminating Co.,
   1st Mtg Ser B 05-15-05 ........................................................   9.500     BB+          32          35,025
  EIP Funding-PNM,
   Sec Fac Bond 10-01-12 .........................................................  10.250     Ba2          25          29,286
  Enersis S.A.,
   Note (Cayman Islands) 12-01-16 (Y) ............................................   7.400     A-           10           9,682
  First PV Funding Corp.,
   Deb Ser 86B 01-15-16 ..........................................................  10.150     BB-           8           8,468
  Hydro-Quebec,
   Gtd Bond (Canada) 02-01-21 (Y) ................................................   9.400     A+           15          19,277
   Gtd Bond (Canada) 01-15-22 (Y) ................................................   8.400     A+           25          29,245
   Gtd Deb (Canada) 02-01-03 (Y) .................................................   7.375     A+           25          26,149
  Iberdrola International B.V.,
   Note 10-01-02 .................................................................   7.500     AA-          20          20,970
   Note (Spain) 06-01-03 (R) (Y) .................................................   7.125     AA-          25          25,980
  Long Island Lighting Co.,
   Deb 07-15-19 ..................................................................   8.900     BB+           7           7,448
   Gen Ref Mtg Bond 05-01-21 .....................................................   9.750     BBB          25          25,625
  Midland Cogeneration Venture L.P.,
   Sec Deb Ser C-91 07-23-02 .....................................................  10.330     BB           18          19,203
  North Atlantic Energy Corp.,
   1st Mtg Bond 06-01-02 .........................................................   9.050     B+           14          14,404
  PNPP II Funding Corp.,
   Coll Lease Bond 05-30-16 ......................................................   9.120     AAA          15          17,681
  System Energy Resources, Inc.,
   1st Mtg 08-01-01 ..............................................................   7.710     BBB-          5           5,122

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

      John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

                                                                                                       PAR VALUE
                                                                                    INTEREST  CREDIT     (000s        MARKET
ISSUER, DESCRIPTION                                                                   RATE    RATING*   OMITTED)      VALUE
-------------------                                                                   ----    -------   --------      -----

Utilities (continued)
  Waterford 3 Funding Corp.,
   Sec Lease Obligation Bond 01-02-17 ............................................   8.090%    BBB-       $ 17      $   17,731
                                                                                                                    ----------
                                                                                                                       361,922
                                                                                                                    ----------
                                                                                       TOTAL BONDS
                                                                                 (Cost $4,720,743)     (92.33%)      4,762,322
                                                                                                       -------      ----------

                                                                                                       NUMBER OF
                                                                                                       WARRANTS
                                                                                                       --------

WARRANT
  MetroNet Communications Corp., (Canada)** ......................................                          10             350
                                                                                                                    ----------
                                                                                     TOTAL WARRANT
                                                                                       (Cost $103)      (0.01%)            350
                                                                                                       -------      ----------

                                                                                                        PAR VALUE
                                                                                            INTEREST     (000s
                                                                                              RATE      OMITTED)
                                                                                              ----      --------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (12.33%)
  Investment in a joint repurchase agreement transaction with SBC Warburg, Inc.,
   Dated 02-27-98, Due 03-02-98 (secured by U.S. Treasury Bonds, 8.000% thru
   10.625%, Due 08-15-15 thru 11-15-21) - Note A .................................           5.630%       $636      $  636,000
                                                                                                                    ----------

Corporate Savings Account (0.01%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%............................................................                                          345
                                                                                                                    ----------
                                                                   TOTAL SHORT-TERM INVESTMENTS        (12.34%)        636,345
                                                                                                      --------      ----------
                                                                              TOTAL INVESTMENTS       (104.68%)      5,399,017
                                                                                                      --------      ----------
                                                              OTHER ASSETS AND LIABILITIES, NET         (4.68%)       (241,392)
                                                                                                      --------      ----------
                                                                               TOTAL NET ASSETS       (100.00%)     $5,157,625
                                                                                                      =======       ==========

   ** Credit ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

   ** Non-income producing security.

   + A portion of these securities having an aggregate value of $278,411 or 5.40% of the Fund's net assets, have been purchased on a when issued basis. The purchase price and the interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with current values at least equal to the amounts of its when issued commitments. Accordingly, the market values of $109,243 of United States Treasury Bond 7.125%, 02-15-23 and $184,691 of United States Treasury Notes 7.500% thru 7.750%, 11-30-99 thru 02-15-05 have been segregated to cover the when issued commitments.

  (A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

  (R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $475,471 or 9.22% of net assets as of February 28, 1998.

  (Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer, however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

      John Hancock Funds -- Institutional Series Trust -- Global Bond Fund

Schedule of Investments
February 28, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Global Bond Fund on February 28, 1998. It's divided into two main categories: bonds and short-term investments. The bonds are further broken down by currency denomination. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                         PAR VALUE
                                               INTEREST    (000s      MARKET
ISSUER, DESCRIPTION                              RATE     OMITTED)#    VALUE
-------------------                              ----     ---------    -----

BONDS
British Pound Sterling (7.16%)
  United Kingdom Treasury,
   Bond 12-07-07 ............................    7.250%      400     $  713,294
                                                                     ----------
U.S. Dollar (85.69%)
  Federative Republic of Brazil,
   (Brazil), Global Bond
   11-05-01 .................................    8.875     $  25         25,906
  Petroleo Brasileiro S.A.,
   (Brazil), Unsub Deb Ser REGS
   10-17-01 .................................    8.750       200        207,500
  Petroleos Mexicanos, (Mexico),
   Bond 09-15-07 ............................    8.850       200        205,000
  Republic of Ecuador, (Ecuador),
   Unsub Deb 04-25-02 (R) ...................   11.250        25         26,187
  Republic of Panama, (Panama),
   Note Ser REGS 02-13-02 ...................    7.875        30         29,940
  United Mexican States, (Mexico),
   Global Bond 02-06-01 .....................    9.750        25         26,625
  United States Treasury,
   Bond 08-15-27 ............................    6.375       200        211,750
   Note 05-31-02 ............................    6.500       675        697,147
   Note 09-30-02 ............................    5.875     4,750      4,797,500
   Note 11-30-02 ............................    5.750       500        502,500
   Note 08-15-07 ............................    6.125     1,750      1,804,968
                                                                     ----------
                                                                      8,535,023
                                                                     ----------
                                           TOTAL BONDS
                                     (Cost $9,158,688)   (92.85%)     9,248,317
                                                         -------     ----------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.79%)
  Investment in a joint repurchase agreement
   transaction with SBC Warburg, Inc.,
   Dated 02-27-98, due 03-02-98, (secured by
   U.S. Treasury Bond 6.000%, due
   02-15-26, and Treasury Note, 9.125%, due
   05-15-99) - Note A......                      5.630%    $ 576     $  576,000
                                                                     ----------
                          TOTAL SHORT-TERM INVESTMENTS    (5.79%)       576,000
                                                        -------      ----------
                                     TOTAL INVESTMENTS   (98.64%)     9,824,317
                                                        -------      ----------
                     OTHER ASSETS AND LIABILITIES, NET    (1.36%)       135,794
                                                        -------      ----------
                                      TOTAL NET ASSETS  (100.00%)    $9,960,111
                                                        =======      ==========

   # Par value of non US$ denominated foreign bonds is expressed in local currency for each country listed.

   (R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $26,187 or 0.26% of the Fund's net assets as of February 28, 1998.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Fund primarily invests in bonds issued by companies and governments of other countries. The performance of the Fund is closely tied to the economic condition within the countries in which it invests. The concentration of investments by currency denomination for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various investment categories. The table below shows the percentages of the Fund's investments at February 28, 1998 assigned to the various investment categories.

                                                            MARKET VALUE AS A
INVESTMENT CATEGORIES                                   % OF FUND'S NET ASSETS
---------------------                                   ----------------------
Government - Foreign.................................            8.25%
Government - U.S.....................................           80.46
Oil & Gas............................................            4.14
Short-term Investments...............................            5.79
                                                                -----
                                    TOTAL INVESTMENTS           98.64%
                                                                =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

               John Hancock Funds -- Institutional Series Trust --
                         Small Capitalization Value Fund

Schedule of Investments
February 28, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Small Capitalization Value Fund on February 28, 1998. It's divided into three main categories: common stocks and right, preferred stocks and short-term investments. Common stocks and preferred stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES       VALUE
-------------------                               ----------------       -----

COMMON STOCKS
Advertising (0.69%)
  Princeton Video Image, Inc.* .................        10,000       $   66,250
                                                                     ----------
Agricultural Operations (3.67%)
  Scheid Vineyards, Inc., (Class A)* ...........        10,000           90,000
  Tejon Ranch Co. ..............................         8,700          260,456
                                                                     ----------
                                                                        350,456
                                                                     ----------
Automobile/Trucks (2.32%)
  Arvin Industries, Inc. .......................         5,600          221,900
                                                                     ----------
Banks - United States (2.48%)
  Southwest Bancorp. of Texas, Inc.* ...........         1,800           64,800
  Summit Bancshares, Inc. ......................         8,000          172,000
                                                                     ----------
                                                                        236,800
                                                                     ----------
Building (1.79%)
  Coachmen Industries, Inc. ....................         6,000          171,375
                                                                     ----------
Business Services - Misc (0.98%)
  Sensormatic Electronics Corp. ................         5,000           93,125
  STRATESEC, Inc.* .............................           200              375
                                                                     ----------
                                                                         93,500
                                                                     ----------
Chemicals (0.31%)
  Millennium Chemicals, Inc. ...................         1,135           29,297
                                                                     ----------
Computers (7.21%)
  Advanced Digital Information Corp.* ..........         5,000           78,750
  Award Software International, Inc.* ..........        10,000           90,625
  FDP Corp. ....................................         5,000           50,625
  Inso Corp.* ..................................         6,000           84,000
  Micromuse, Inc. * ............................           200            3,800
  OAO Technology Solutions Inc.* ...............           140            1,400
  Pathways Group Inc* ..........................        12,000          285,000
  Symix Systems, Inc.* .........................         5,000           94,375
                                                                     ----------
                                                                        688,575
                                                                     ----------
Consumer Products Misc. (2.25%)
  Russ Berrie & Co., Inc. ......................         7,700          214,638
                                                                     ----------
Electronics (8.77%)
  Amphenol Corp. (Class A)* ....................         5,000          312,813
  DII Group, Inc.* .............................         2,600           68,900
  Interphase Corp.* ............................         5,100           42,075
  Oak Industries, Inc.* ........................         8,000          245,500
  Sanmina Corp.* ...............................         2,112          168,300
                                                                     ----------
                                                                        837,588
                                                                     ----------
Energy (1.66%)
  Calpine Corp.* ...............................        10,000       $  158,750
                                                                     ----------
Finance (13.04%)
  AMRESCO, Inc.* ...............................         1,600           54,000
  ContiFinancial Corp.* ........................         5,300          143,763
  Core Cap, Inc. (r) ...........................        11,100          222,000
  FIRSTPLUS Financial Group, Inc.* .............         4,200          138,600
  Money Store, Inc. (The) ......................         5,000          124,687
  MoneyGram Payment Systems, Inc.* .............         8,250          102,094
  MSB Bancorp., Inc. ...........................         4,300          149,963
  PIMCO Advisors Holdings L.P. .................         8,000          284,500
  Safeguard Scientifics, Inc.* .................           700           25,200
                                                                     ----------
                                                                      1,244,807
                                                                     ----------
Food (2.39%)
  Authentic Specialty Foods, Inc.* .............        10,000          141,250
  Morrison Health Care, Inc. ...................         4,333           86,660
                                                                     ----------
                                                                        227,910
                                                                     ----------
Insurance (7.15%)
  Allmerica Financial Corp. ....................         2,000          123,000
  AmerUs Life Holdings, Inc. (Class A) .........         4,489          146,454
  CMAC Investment Corp. ........................         4,000          268,000
  ESG Re Ltd.* (Bermuda) .......................           600           15,900
  Executive Risk, Inc. .........................           700           47,731
  HCC Insurance Holdings, Inc. .................         4,000           82,000
                                                                     ----------
                                                                        683,085
                                                                     ----------
Leisure (0.82%)
  Equity Marketing Inc.* .......................         3,800           78,375
                                                                     ----------
Linen Supply & Related (1.21%)
  Angelica Corp. ...............................         5,000          115,312
                                                                     ----------
Media (0.45%)
  Holdingmaatschappij De Telegraaf
   (Netherlands) ...............................         2,000           42,992
                                                                     ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

               John Hancock Funds -- Institutional Series Trust --
                         Small Capitalization Value Fund

                                                                        MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES       VALUE
-------------------                               ----------------       -----

Medical (6.79%)
  DENTSPLY International Inc. ..................         7,000       $  217,000
  Respironics, Inc.* ...........................        10,000          271,250
  Shire Pharmaceuticals Group PLC*
   (United Kingdom) ............................        27,000          160,261
                                                                     ----------
                                                                        648,511
                                                                     ----------
Office (1.41%)
  Gradco Systems, Inc.* ........................        20,000          135,000
                                                                     ----------
Oil & Gas (3.24%)
  Key Energy Group, Inc.* ......................         4,000           70,750
  Mitcham Industries, Inc.* ....................         5,000           88,750
  Parker Drilling Co.* .........................        13,600          149,600
                                                                     ----------
                                                                        309,100
                                                                     ----------
Retail (7.43%)
  Darden Restaurants, Inc. .....................         3,400           45,900
  Dominick's Supermarkets, Inc.* ...............         5,000          227,500
  Ruddick Corp. ................................        12,500          226,562
  Savoir Technology Group Inc.* ................         9,100          102,375
  SED International Holdings, Inc.* ............         7,700          106,838
                                                                     ----------
                                                                        709,175
                                                                     ----------
Telecommunications (14.22%)
  Cable Design Technologies* ...................         4,800          139,500
  Commonwealth Telephone Enterprises, Inc.* ....        15,000          420,000
  EIS International, Inc.* .....................        40,000          357,500
  RCN Corp.* ...................................         7,500          440,625
                                                                     ----------
                                                                      1,357,625
                                                                     ----------
Transport (0.39%)
  Coach USA, Inc.* .............................         1,000           37,250
                                                                     ----------

RIGHT
Computers (0.01%)
  DocuCorp International Inc.* .................           140              542
                                                                     ----------
                  TOTAL COMMON STOCKS AND RIGHT
                              (Cost $7,804,475)        (90.68%)       8,658,813
                                                       ------        ----------

PREFERRED STOCKS
Broker Services (3.60%)
  Salomon Inc., 7.625%, Ser FSA ................         8,000          344,000
                                                                     ----------
Finance (2.91%)
  Core Cap, Inc., 10%, Ser A/I (r) .............        11,100          277,500
                                                                     ----------
                         TOTAL PREFERRED STOCKS
                                (Cost $494,225)         (6.51%)         621,500
                                                       ------        ----------

                                     INTEREST        PAR VALUE          MARKET
ISSUER, DESCRIPTION                    RATE        (000s OMITTED)        VALUE
-------------------                    ----        --------------        -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.89%)
  Investment in a joint repurchase
   agreement transaction with SBC
   Warburg, Inc., Dated 02-27-98,
   Due 03-02-98 (Secured by U.S.
   Treasury Bonds, 8.000% thru
   10.625%, Due 8-15-15
   thru 11-15-21 ) - Note A ........  5.630%              $276       $  276,000
                                                                     ----------
Corporate Savings Account (0.01%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%...............                                        874
                                                                     ----------
        TOTAL SHORT-TERM INVESTMENTS                    (2.90%)         276,874
                                                       -------       ----------
                   TOTAL INVESTMENTS                  (100.09%)       9,557,187
                                                       -------       ----------
   OTHER ASSETS AND LIABILITIES, NET                    (0.09%)          (8,357)
                                                       -------       ----------
                    TOTAL NET ASSETS                  (100.00%)      $9,548,830
                                                      ========       ==========

 *  Non-income producing security.

(r) The Security listed below is a direct placement security and is restricted as to resale. The Fund has limited rights to registration under the Securities Act of 1933 with respect to restricted securities (not including rule 144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer. Additional information on this restricted security is as follows:

                                                   MARKET VALUE
                                                  AS A PERCENTAGE  MARKET VALUE
                         ACQUISITION  ACQUISITION    OF FUNDS    AT FEBRUARY 28,
                             DATE        COST        NET ASSETS       1998
                             ----        ----        ----------       ----

Core Cap. Inc (Common) .... 10-31-97   $222,000        2.32%        $222,000
Core Cap. Inc (Preferred) . 10-31-97   $277,500        2.91%        $277,500

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

  John Hancock Funds -- Institutional Series Trust -- Dividend Performers Fund

Schedule of Investments
February 28, 1998

Per share earnings and dividends, price/earnings ratios, company description, and their compound growth rates are shown for the most recently reported ten year periods on common stocks and are unaudited.
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Dividend Performers Fund on February 28, 1998. It's divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                      COMPOUND
   NUMBER                                                                              GROWTH       MARKET
  OF SHARES                                                                             RATE         VALUE
  ---------                                                                           --------      ------

COMMON STOCKS
Advertising (1.30%)
  5,000  Interpublic Group of Companies,
         Inc. @ 54 1/2..............................................................              $  272,500
                                                                                                 -----------
         One of the largest advertising agencies in
         the world
         Earnings P/S.......$ .60, .70, .79, .87, 1.00, 1.11, 1.25, 1.11, 1.71, 1.82    13.1%
         Dividends P/S............$ .17, .21, .25, .27, .30, .33, .36, .40, .44, .50    12.7%
         Price/Earnings Ratio...................................................31.5
Banks (6.38%)
  8,800  Banc One Corp. @ 56 1/2....................................................                 497,200
         Ohio-based bank holding company
         Earnings P/S...$ 1.43, 1.45, 1.66, 1.72, 2.08, 2.62, 2.20, 2.91, 3.23, 2.25     5.2%
         Dividends P/S........$ .50, .57, .63, .70, .81, .98, 1.13, 1.24, 1.36, 1.52    13.1%
         Price/Earnings Ratio...................................................29.7
  3,000  First Union Corp. @ 52 11/16...............................................                 158,062
         North Carolina-based bank holding company
         Earnings P/S...$ 1.38, 1.20, 1.26, 1.28, 1.12, 2.37, 2.29, 2.52, 2.68, 3.43    10.6%
         Dividends P/S..........$ .43, .50, .54, .56, .64, .75, .86, .98, 1.10, 1.22    12.3%
         Price/Earnings Ratio...................................................17.6
  4,000  KeyCorp. @ 70 1/16.........................................................                 280,250
         Bank holding company with offices from
         coast to coast
         Earnings P/S...$ 2.10, 2.32, 2.32, 1.31, 2.39, 2.89, 3.45, 3.30, 3.37, 3.73     6.6%
         Dividends P/S.......$ .68, .80, .88, .92, .98, 1.12, 1.28, 1.44, 1.52, 1.68    10.6%
         Price/Earnings Ratio...................................................16.9
  4,000  NationsBank Corp. @ 68 1/2.................................................                 274,000
         Largest superregional bank in the Southeast
         Earnings P/S....$ 1.44, 2.22, 1.31, .38, 2.30, 2.50, 3.06, 3.57, 4.00, 4.22    12.7%
         Dividends P/S.........$ .47, .55, .71, .74, .76, .82, .94, 1.04, 1.20, 1.32    12.2%
         Price/Earnings Ratio...................................................16.4
  3,000  Norwest Corp.@ 40 15/16....................................................                 122,812
         Large superregional bank providing commercial and retail banking services
         Earnings P/S.........$ .57, .63, .22, .73, .71, .95, 1.23, 1.38, 1.54, 1.69    12.8%
         Dividends P/S............$ .16, .19, .21, .24, .27, .32, .38, .45, .53, .62    16.2%
         Price/Earnings Ratio...................................................24.3
                                                                                                 -----------
                                                                                                   1,332,324
                                                                                                 -----------
Beverages (0.53%)
  3,000  PepsiCo, Inc. @ 36 9/16....................................................                 109,687
                                                                                                 -----------
         Second largest soft drink company
         Earnings P/S..........$ .48, .57, .69, .68, .81, .98, 1.11, 1.00, .72, 1.07     9.3%
         Dividends P/S............$ .12, .15, .18, .21, .23, .28, .32, .36, .41, .47    16.4%
         Price/Earnings Ratio...................................................32.1
Building (4.61%)
 17,700  Masco Corp. @ 54 3/8.......................................................              $  962,437
                                                                                                 -----------
         Manufactures buildings, home improvement and consumer products
         Earnings P/S.....$ 2.03, 1.42, .91, .30, 1.21, 1.45, 1.09, 1.25, 1.84, 2.23     1.1%
         Dividends P/S............$ .44, .50, .54, .57, .61, .65, .69, .73, .77, .81     7.0%
         Price/Earnings Ratio...................................................25.4
Chemicals (11.29%)
  4,000  Air Products & Chemicals,
         Inc. @ 83 15/16............................................................                 335,750
         Producer of industrial gases
         Earnings P/S...$ 1.95, 2.02, 2.08, 2.23, 2.45, 1.76, 2.05, 3.29, 3.73, 3.90     8.0%
         Dividends P/S.........$ .55, .63, .69, .75, .83, .89, .95, 1.01, 1.07, 1.15     8.5%
         Price/Earnings Ratio...................................................18.5
 10,100  BetzDearborn, Inc. @ 64 3/16...............................................                 648,294
         Produces and markets a wide range of engineered programs and specialty chemical products for process systems
         Earnings P/S...$ 1.58, 1.77, 2.12, 2.47, 2.71, 2.05, 2.43, 2.27, 2.10, 2.47     5.1%
         Dividends P/S....$ .80, .89, 1.01, 1.16, 1.30, 1.38, 1.42, 1.46, 1.49, 1.51     7.3%
         Price/Earnings Ratio...................................................18.9
 28,750  RPM, Inc. @ 17.............................................................                 488,750
         Manufacturer of specialty chemicals and coatings to waterproof and rustproof structures
         Earnings P/S.............$ .30, .37, .34, .44, .47, .47, .60, .68, .72, .80    11.5%
         Dividends P/S............$ .20, .22, .24, .27, .29, .31, .34, .36, .39, .42     8.6%
         Price/Earnings Ratio...................................................19.8
 13,000  Schulman (A), Inc. @ 25 1/2................................................                 331,500
         Manufactures plastic compounds, buys and sells plastic resins and distributes plastic products and synthetic rubber for prime producers in domestic and international markets
         Earnings P/S......$ .73, .82, .64, 1.15, 1.18, 1.04, 1.19, 1.43, 1.12, 1.37     7.2%
         Dividends P/S............$ .11, .14, .16, .19, .22, .26, .30, .34, .38, .42    16.1%
         Price/Earnings Ratio...................................................17.6
 14,000  Sigma - Aldrich Corp. @ 39 1/2.............................................                 553,000
         Manufacturer of biochemical and organic products used for research and diagnostics
         Earnings P/S........$ .57, .65, .72, .80, .96, 1.08, 1.11, 1.32, 1.48, 1.61    12.2%
         Dividends P/S............$ .08, .09, .10, .11, .13, .15, .17, .19, .23, .26    14.0%
         Price/Earnings Ratio...................................................23.1
                                                                                                 -----------
                                                                                                   2,357,294
                                                                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

  John Hancock Funds -- Institutional Series Trust -- Dividend Performers Fund

                                                                                      COMPOUND
   NUMBER                                                                              GROWTH       MARKET
  OF SHARES                                                                             RATE         VALUE
  ---------                                                                           --------      ------

Computers (2.49%)
  3,000  Automatic Data Processing,
         Inc. @ 61 1/16.............................................................              $  183,187
         Largest independent computing services
         firm in the U.S.
         Earnings P/S........$ .55, .63, .72, .82, .92, 1.04, 1.19, 1.38, 1.57, 1.76    13.8%
         Dividends P/S............$ .13, .15, .17, .20, .23, .26, .29, .35, .42, .48    15.6%
         Price/Earnings Ratio...................................................34.7
  5,000  Hewlett-Packard Co. @ 67...................................................                 335,000
         Manufactures and services electronic measurement, analysis and computation instruments
         Earnings P/S........$ .84, .88, .77, .76, .87, 1.16, 1.54, 2.32, 2.46, 2.95    15.0%
         Dividends P/S............$ .07, .10, .11, .13, .20, .24, .29, .38, .46, .54    25.5%
         Price/Earnings Ratio...................................................21.0
                                                                                                 -----------
                                                                                                     518,187
                                                                                                 -----------
Containers (5.26%)
 11,500  Bemis Co., Inc. @ 45 1/16..................................................                 518,218
         Producer of a broad range of flexible packaging and equipment and pressure sensitive materials
         Earnings P/S.......$ .74, .90, .99, 1.03, 1.10, .89, 1.40, 1.63, 1.90, 1.93    11.2%
         Dividends P/S............$ .22, .30, .36, .42, .46, .50, .54, .64, .72, .80    15.4%
         Price/Earnings Ratio...................................................23.1
 15,000  Sonoco Products Co. @ 38 11/16.............................................                 580,312
         Leading manufacturer of containers, paper products and packaging
         Earnings P/S.....$ 1.05, 1.12, .55, 1.05, .89, 1.29, 1.33, 1.72, 1.81, 1.81     6.2%
         Dividends P/S............$ .30, .39, .43, .44, .48, .50, .53, .59, .65, .71    10.0%
         Price/Earnings Ratio...................................................19.5
                                                                                                 -----------
                                                                                                   1,098,530
                                                                                                 -----------
Diversified Operations (3.36%)
  5,000  DuPont (E.I.) De Nemours & Co.
         @ 61 5/16..................................................................                 306,562
         Nation's largest chemical manufacturer
         Earnings P/S.....$ 1.52, 1.77, 1.70, 1.04, .72, .42, 2.00, 2.81, 3.24, 2.65     6.4%
         Dividends P/S.........$ .62, .73, .81, .84, .87, .88, .91, 1.02, 1.12, 1.23     7.9%
         Price/Earnings Ratio...................................................29.6
 12,100  IKON Office Solutions, Inc. @ 32 11/16.....................................                 395,518
         Distributor of office and paper products
         Earnings P/S......$ 1.06, 1.14, .88, .85, 1.11, (.02), .55, .86, 1.12, .77      NMF
         Dividends P/S..$ .080, .089, .097, .103, .106, .111, .117, .123, .129, .160     8.0%
         Price/Earnings Ratio...................................................47.7
                                                                                                 -----------
                                                                                                     702,080
                                                                                                 -----------
Electronics (9.95%)
  9,400  AMP, Inc. @ 44 3/16........................................................                 415,363
         World's largest manufacturer of electrical/electronic connectors
         Earnings P/S.........$ 1.48, 1.32, 1.35, 1.23, 1.38, 1.42, 1.72, 1.96, 1.31     NMF
         Dividends P/S..........$ .50, .60, .68, .72, .76, .80, .84, .92, 1.00, 1.04     8.5%
         Price/Earnings Ratio...................................................19.9
  5,000  Emerson Electric Co. @ 63 13/16............................................              $  319,063
         Produces and sells electrical/electronic products and systems
         Earnings P/S...$ 1.16, 1.32, 1.38, 1.42, 1.48, 1.58, 2.02, 2.08, 2.28, 2.52     9.0%
         Dividends P/S..........$ .52, .58, .64, .67, .70, .74, .80, .92, 1.01, 1.11     8.8%
         Price/Earnings Ratio...................................................24.7
  2,000  General Electric Co. @ 77 3/4..............................................                 155,500
         Dominant force in home appliances, electrical power, and financial services
         Earnings P/S....$ .94, 1.09, 1.21, 1.28, 1.26, 1.23, 1.73, 1.95, 2.20. 2.42    11.1%
         Dividends P/S...........$ .35, .41, .47, .51, .56, .63, .72, .82, .92, 1.04    12.9%
         Price/Earnings Ratio...................................................31.1
  5,000  Grainger (W.W.), Inc. @ 96 13/16...........................................                 484,063
         Leading distributor of electrical equipment
         Earnings P/S...$ 1.96, 2.20, 2.31, 2.37, 2.58, 2.88, 2.50, 3.64, 4.04, 4.36     9.3%
         Dividends P/S...........$ .43, .50, .57, .61, .65, .71, .78, .89, .98, 1.06    10.5%
         Price/Earnings Ratio...................................................22.0
  3,000  Honeywell, Inc. @ 79 1/4...................................................                 237,750
         Manufacturer of automation and control systems
         Earnings P/S $ (2.73), 3.12, 2.45, 2.35, 2.89, 2.40, 2.15, 2.62, 3.18, 3.51     NMF
         Dividends P/S.........$ .51, .55, .69, .77, .84, .91, .97, 1.01, 1.06, 1.09     8.8%
         Price/Earnings Ratio...................................................21.3
  3,000  Hubbell, Inc. (Class B) @ 50 3/8...........................................                 151,125
         Manufactures a variety of electrical products
         Earnings P/S.......$ .93, 1.04,1.18, 1.30,1.41,1.00, 1.60, 1.83, 2.10, 2.28    10.5%
         Dividends P/S..........$ .43, .53, .63, .70, .76, .78, .81, .92, 1.02, 1.13    11.3%
         Price/Earnings Ratio...................................................26.9
  6,750  Parker Hannifin Corp. @ 46 5/8.............................................                 314,719
         Operates in the Industrial and Aerospace industries producing a wide range of motion control devices and designs and manufactures products for the aircraft, missile and spacecraft markets
         Earnings P/S.........$ .98, .94, 1.00, .55, .59, .60, .48, 1.97, 2.15, 2.46    10.8%
         Dividends P/S..$ .366, .373, .393, .406, .413, .426, .433, .453, .480, .567     5.0%
         Price/Earnings Ratio...................................................17.4
                                                                                                 -----------
                                                                                                   2,077,583
                                                                                                 -----------
Food (1.94%)
  6,000  ConAgra, Inc. @ 30.........................................................                 180,000
         Produces basic agricultural inputs and ingredients
         Earnings P/S...........$ .43, .54, .62, .71, .75, .79, .91, 1.03, .40, 1.34    13.5%
         Dividends P/S............$ .15, .18, .21, .24, .28, .32, .37, .43, .49, .57    16.0%
         Price/Earnings Ratio...................................................22.5
  4,000  Sara Lee Corp.@ 56 1/2.....................................................                 226,000
         Manufacturer of brand name package food and consumer products
         Earnings P/S........... .71, .88, .31, .34, .44, .48, .51, .57, .64, (2.71)    NMF
         Dividends P/S............. .32, .38, .43, .48, .52, .60, .65, .70, .78, .86    11.6%
         Price/Earnings Ratio...................................................26.0
                                                                                                 -----------
                                                                                                     406,000
                                                                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

  John Hancock Funds -- Institutional Series Trust -- Dividend Performers Fund

                                                                                      COMPOUND
   NUMBER                                                                              GROWTH       MARKET
  OF SHARES                                                                             RATE         VALUE
  ---------                                                                           --------      ------

Furniture (2.64%)
 11,000  Leggett & Platt, Inc. @ 50 3/16............................................              $  552,063
                                                                                                 -----------
         Produces intermediate products for the home furnishings industry
         Earnings P/S........$ .35, .66, .42, .56, .82, 1.05, 1.39, 1.49, 1.67, 2.08    21.9%
         Dividends P/S............$ .16, .19, .21, .22, .23, .27, .31, .38, .46, .54    14.5%
         Price/Earnings Ratio...................................................25.6
Insurance (9.84%)
  2,000  AFLAC Corp. @ 61 7/16......................................................                 122,875
         Global specialty insurer
         Earnings P/S.......$ .72, .53, .77, .97, 1.19, 1.55, 1.89, 2.33, 2.73, 4.39    22.2%
         Dividends P/S............$ .13, .15, .18, .20, .23, .26, .30, .34, .39, .45    14.8%
         Price/Earnings Ratio...................................................15.5
  6,500  Chubb Corp. @ 79 13/16.....................................................                 518,781
         Broadly based property-casualty insurance organization
         Earnings P/S...$ 2.14, 2.46, 3.04, 3.16, 3.48, 1.96, 2.98, 3.70, 2.75, 3.46     5.5%
         Dividends P/S..........$ .54, .58, .66, .74, .80, .86, .92, .98, 1.08, 1.16     8.9%
         Price/Earnings Ratio...................................................18.2
  1,100  General RE Corp. @ 213.....................................................                 234,300
         Broadly based re-insurance organization
         Earnings P/S..$ 5.09, 6.52, 6.89, 7.46, 6.84, 8.11, 7.97, 9.92, 11.0, 11.91     9.9%
         Dividends P/S..$ 1.20, 1.36, 1.52, 1.68, 1.80, 1.88, 1.92, 1.96, 2.04, 2.20     7.0%
         Price/Earnings Ratio...................................................18.2
 14,600  Reliastar Financial Corp. @ 47 9/16........................................                 694,413
         Financial services company engaged in life/health insurance and consumer finance
         Earnings P/S.....$ 1.04, 1.00, .98, .86, 1.04, 1.32, 1.65, 2.18, 2.52, 2.57    10.6%
         Dividends P/S............$ .29, .30, .32, .35, .37, .39, .44, .49, .55, .61     8.6%
         Price/Earnings Ratio...................................................18.4
  5,000  Travelers Group, Inc. @ 55 3/4.............................................                 278,750
         Diversified financial services company
         Earnings P/S......$ .91, .71, .82, 1.07, 1.67, 1.94, 1.93, 2.75, 3.50, 3.00    14.2%
         Dividends P/S..........$ .045, .048, .06, .08, .12, .16, .19, .27, .30, .40    27.5%
         Price/Earnings Ratio...................................................23.4
  4000   UNUM Corp.@ 51 7/16........................................................                 205,750
         Leading provider of group long term disability insurance in the US/ UK
         Earnings P/S.............. .75, .97, .34, .37, .45, .54, .38, .43, .33, .55     NMF
         Dividends P/S............. .12, .14, .19, .25, .31, .38, .46, .52, .55, .57    18.9%
         Price/Earnings Ratio...................................................19.8
                                                                                                 -----------
                                                                                                   2,054,869
                                                                                                 -----------
Leisure (1.39%)
  8,000  Hasbro, Inc.@ 36 5/16......................................................                 290,500
                                                                                                 -----------
         Designs, manufactures, and markets toys, games and infant care products
         Earnings P/S.............. .55, .69, .69, .34, .49, .52, .57, .65, .75, .14     NMF
         Dividends P/S............. .05, .07, .08, .10, .13, .15, .18, .21, .25, .31    22.5%
         Price/Earnings Ratio...................................................35.5
Machinery (5.54%)
 15,000  Dover Corp. @ 38 5/8.......................................................                 579,375
         Manufactures a variety of specialized
         industrial products
         Earnings P/S..........$ .56, .57, .64, .54, .56, .69, .89, 1.23, 1.72, 1.73    13.4%
         Dividends P/S............$ .16, .18, .19, .21, .22, .23, .25, .28, .32, .36     9.4%
         Price/Earnings Ratio...................................................20.9
 14,000  Pentair, Inc. @ 41 3/16....................................................              $  576,625
         Manufactures enclosures for electrical, electronic, woodworking and power tool equipment
         Earnings P/S.....$ 1.23, .99, .84, 1.10, 1.07, 1.13, 1.21, 1.48, 1.83, 2.07     6.0%
         Dividends P/S............$ .22, .27, .29, .31, .33, .34, .36, .40, .50, .54    10.5%
         Price/Earnings Ratio...................................................18.9
                                                                                                 -----------
                                                                                                   1,156,000
                                                                                                 -----------
Media (0.54%)
  1,500  McGraw-Hill Cos., Inc. @ 75 5/8............................................                 113,438
                                                                                                 -----------
         Provides informational products and
         services for business and industry
         Earnings P/S.....$ 1.92, .41, 1.77, 1.52, 1.57, .12, 2.05, 2.28, 4.96, 5.32    12.0%
         Dividends P/S...$ .92, 1.00, 1.08, 1.10, 1.12, 1.14, 1.16, 1.20, 1.32, 1.44     5.1%
         Price/Earnings Ratio...................................................25.7
Medical (7.16%)
  5,100  Abbott Laboratories @ 74 13/16.............................................                 381,544
         Major pharmaceutical and healthcare firm
         Earnings P/S.....$ .83, .96, 1.11, 1.28, 1.47, 1.69, 1.87, 2.12, 2.41, 2.64    13.7%
         Dividends P/S...........$ .29, .34, .40, .48, .58, .66, .74, .82, .93, 1.05    15.4%
         Price/Earnings Ratio...................................................28.7
  6,000  Baxter International, Inc. @ 56 5/8........................................                 339,750
         The company operates four divisions: renal, biotech, cardiovascular and intravenous systems and international distribution
         Earnings P/S..$ 1.31, 1.50, (.05), 1.73, 1.99, (.97), 1.45, 1.34, 2.11. .99     NMF
         Dividends P/S.........$ .47, .52, .60, .69, .80, .93, .95, 1.03, 1.11, 1.14    10.3%
         Price/Earnings Ratio...................................................53.5
  3,000  Becton, Dickinson & Co. @ 63 5/8...........................................                 190,875
         Manufactures and markets medical devices and diagnostic systems
         Earnings P/S....$ .92, 1.00, 1.17, 1.22, 1.29, 1.36, 1.53, 1.79, 2.11, 2.30    10.7%
         Dividends P/S............$ .22, .26, .28, .29, .31, .34, .38, .42, .48, .54    10.5%
         Price/Earnings Ratio...................................................28.9
  4,000  Johnson & Johnson @ 75 1/2.................................................                 302,000
         Major producer of prescription and non-prescription drugs, toiletries, medical instruments and supplies
         Earnings P/S......$ .72, .81, .86, 1.10, 1.23, 1.37, 1.56, 1.86, 2.17, 2.42    14.4%
         Dividends P/S............$ .24, .28, .33, .39, .45, .51, .57, .64, .74, .85    15.1%
         Price/Earnings Ratio...................................................30.6
  2,200  Merck & Co. @ 127 9/16.....................................................                 280,638
         World's largest ethical drug manufacturer
         Earnings P/S...$ 1.02, 1.26, 1.52, 1.83, 2.12, 1.87, 2.38, 2.70, 3.20, 3.66    15.3%
         Dividends P/S.......$ .43, .55, .64, .77, .92, 1.03, 1.14, 1.24, 1.42, 1.69    16.4%
         Price/Earnings Ratio...................................................33.9
                                                                                                 -----------
                                                                                                   1,494,807
                                                                                                 -----------
Office (2.02%)
  9,000  Pitney Bowes, Inc. @ 46 7/8................................................                 421,875
                                                                                                 -----------
         Manufactures office automation equipment
         Earnings P/S...$ 1.50, 1.13, 1.30, 1.80, 1.96, 1.92, 2.21, 2.68, 3.12, 3.43     9.6%
         Dividends P/S........$ .46, .52, .60, .68, .78, .90, 1.04, 1.20, 1.38, 1.60    14.9%
         Price/Earnings Ratio...................................................27.6

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

  John Hancock Funds -- Institutional Series Trust -- Dividend Performers Fund

                                                                                      COMPOUND
   NUMBER                                                                              GROWTH       MARKET
  OF SHARES                                                                             RATE         VALUE
  ---------                                                                           --------      ------

Oil & Gas (2.08%)
  6,000  Mobil Corp. @ 72 7/16......................................................              $  434,625
                                                                                                 -----------
         One of the largest integrated, international oil companies with interest in petrochemicals and plastics
         Earnings P/S...$ 2.47, 2.20, 2.30, 2.33, 1.57, 2.54, 2.14, 2.94, 3.69, 4.05     5.6%
         Dividends P/S..$ 1.18, 1.28, 1.41, 1.56, 1.60, 1.63, 1.70, 1.81, 1.96, 2.12     6.7%
         Price/Earnings Ratio...................................................17.7
Retail (9.84%)
  8,000  Dayton Hudson Corp. @ 77 5/16..............................................                 618,500
         General merchandiser selling through Target and Mervyn stores.
         Earnings P/S....$ .80, 1.15, 1.79, 1.80, 1.29, 1.67, 1.66, 1.92, 1.34, 2.07    11.1%
         Dividends P/S............$ .34, .37, .44, .48, .51, .53, .56, .58, .61, .66     7.6%
         Price/Earnings Ratio...................................................23.8
 10,000  Home Depot, Inc. @ 63 13/16................................................                 638,125
         Operates a chain of retail building supply/home improvement "warehouse"
         stores
         Earnings P/S..........$ .15, .21, .30, .40, .55, .67, .88, 1.03, 1.29, 1.50    29.2%
         Dividends P/S............$ .01, .02, .03, .04, .06, .08, .10, .13, .15, .19    38.7%
         Price/Earnings Ratio...................................................43.9
 10,000  Sysco Corp. @ 47 1/16......................................................                 470,625
         Largest distributor of food service products
         Earnings P/S........$ .45, .60, .73, .84, .93, 1.08, 1.18, 1.38, 1.52, 1.71    16.0%
         Dividends P/S............$ .08, .09, .10, .14, .22, .28, .36, .44, .52, .60    25.1%
         Price/Earnings Ratio...................................................27.2
  7,100  Wal-Mart Stores, Inc. @ 46 5/16............................................                 328,819
         Operates chain of discount department
         stores
         Earnings P/S........$ .37, .48, .57, .70, .87, 1.02, 1.17, 1.19, 1.33, 1.47    16.6%
         Dividends P/S............$ .04, .06, .07, .09, .11, .13, .17, .20, .21, .27    23.6%
         Price/Earnings Ratio...................................................33.0
                                                                                                 -----------
                                                                                                   2,056,069
                                                                                                 -----------
Soap & Cleaning Preparations (1.10%)
  8,000  Ecolab, Inc. @ 28 13/16....................................................                 230,500
                                                                                                 -----------
         Develops and markets premium institutional cleansing, sanitizing and maintenance products and services
         Earnings P/S......$ .82, .05, 1.07, .96, 1.03, 1.23, 1.25, 1.50, 1.75, 2.01    10.5%
         Dividends P/S............$ .32, .33, .34, .35, .36, .40, .46, .52, .58, .67     8.6%
         Price/Earnings Ratio...................................................27.7
Tobacco (1.87%)
  9,000  Philip Morris Cos., Inc. @ 43 7/16.........................................                 390,938
                                                                                                 -----------
         Global tobacco, brewing and food company
         Earnings P/S....$ .74, 1.06, 1.28, 1.42, 1.82, 1.35, 1.82, 2.17, 2.56, 2.67    15.3%
         Dividends P/S........$ .34, .42, .52, .64, .78, .87, 1.01, 1.22, 1.47, 1.60    18.8%
         Price/Earnings Ratio...................................................16.7
Transport (0.76%)
  7,000  C. H. Robinson Worldwide
         Inc.@ 22 3/4...............................................................                 159,250
                                                                                                 -----------
         Provides multimodal transportation services and logistics solutions
         Earnings P/S......................................$ .28, .36, .52, .67, .78      NMF
         Dividends P/S...$ .045, .058, .062, .067, .073, .087, .108, .130, .185, .20    21.0%
         Price/Earnings Ratio...................................................25.5
Utilities (2.39%)
  4,000  Century Telephone Enterprise,
         Inc. @ 61..................................................................              $  244,000
         Louisiana based telecommunications company
         Earnings P/S.......$ .57, .49, .67, .80, 1.25, 1.35, 1.88, 1.97, 2.15, 3.11    20.7%
         Dividends P/S..$ .264, .272, .280, .287, .293, .310, .320, .330, .360, .370     3.8%
         Price/Earnings Ratio...................................................14.2
  6,000  Questar Corp. @ 42 1/2.....................................................                 255,000
         Diversified holding company for Utah, Wyoming and Colorado natural gas transmission, distribution and storage
         Earnings P/S....$ .64, 1.28, 1.46, 1.63, 1.85, 2.10, 1.21, 2.05, 2.39, 2.55    16.6%
         Dividends P/S.....$ .94, .95, .97, 1.01, 1.04, 1.09, 1.13, 1.16, 1.19, 1.24     3.1%
         Price/Earnings Ratio...................................................16.6
                                                                                                 -----------
                                                                                                     499,000
                                                                                                 -----------
                                                              TOTAL COMMON STOCKS
                                                              (Cost $16,117,073)      (94.28%)    19,690,556
                                                                                      -------    -----------

                                                                       INTEREST   PAR VALUE
ISSUER, DESCRIPTION                                                      RATE    (000s OMITTED)
-------------------                                                      ----    --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (7.90%)
 $1,650  Investment in a joint
         repurchase agreement
         transaction with SBC
         Warburg, Inc., Dated
         02-27-98, Due 03-02-98
         (secured by U.S. Treasury
         Bonds, 8.000% thru
         10.625%, Due 08-15-15
         thru 11-15-21) --
         Note A..........................................................5.630%        $1,650      1,650,000
                                                                                                 -----------
Corporate Savings Account (0.00%)
         Investors Bank & Trust Company
         Daily Interest Savings Account
         Current Rate 4.95%     .........................................                                464
                                                                                                 -----------
                                                   TOTAL SHORT-TERM INVESTMENTS        (7.90%)     1,650,464
                                                                                     --------    -----------
                                                              TOTAL INVESTMENTS      (102.18%)    21,341,020
                                                                                     --------    -----------
                                              OTHER ASSETS AND LIABILITIES, NET        (2.18%)      (456,575)
                                                                                     --------    -----------
                                                               TOTAL NET ASSETS      (100.00%)   $20,884,445
                                                                                     ========    ===========

NMF = No Meaningful Figure

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

  John Hancock Funds -- Institutional Series Trust -- Multi-Sector Growth Fund

Schedule of Investments
February 28, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Multi-Sector Growth Fund on February 28, 1998. It's divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                     NUMBER OF        MARKET
ISSUER, DESCRIPTION                                    SHARES          VALUE
-------------------                                    ------          -----

COMMON STOCKS
Advertising (1.10%)
  Outdoor Systems, Inc.* .......................        14,800       $  441,225
                                                                     ----------
Aerospace (0.96%)
  Precision Castparts Corp. ....................         7,000          388,063
                                                                     ----------
Automobile/Trucks (0.97%)
  Tower Automotive, Inc.* ......................         8,600          390,762
                                                                     ----------
Banks - United States (4.34%)
  First American Corp. .........................         9,500          454,812
  Republic New York Corp. ......................         3,500          423,500
  Silicon Valley Bancshares* ...................         8,000          456,000
  TCF Financial Corp. ..........................        12,600          416,588
                                                                     ----------
                                                                      1,750,900
                                                                     ----------
Business Services - Misc (1.20%)
  Select Appointments Holdings PLC
   American Depositary Receipts (ADR)
   (United Kingdom) ............................        23,000          483,000
                                                                     ----------
Computers (8.59%)
  Cambridge Technology Partners* ...............         8,400          382,200
  Compuware Corp.* .............................         9,100          383,338
  EMC Corp.* ...................................        22,900          875,925
  Keane, Inc.* .................................        12,500          581,250
  Lexmark International Group, Inc.
   (Class A)* ..................................         9,300          397,575
  Networks Associates, Inc. ....................         6,700          432,988
  Sterling Commerce, Inc.* .....................         9,000          410,625
                                                                     ----------
                                                                      3,463,901
                                                                     ----------
Consumer Products Misc. (1.19%)
  Samsonite Corp.* .............................        14,500          478,500
                                                                     ----------
Containers (0.99%)
  Owens-Illinois, Inc.* ........................        10,400          399,100
                                                                     ----------
Cosmetics & Personal Care (2.41%)
  Rexall Sundown, Inc.* ........................        12,000          444,000
  Twinlab Corp.* ...............................        16,200          526,500
                                                                     ----------
                                                                        970,500
                                                                     ----------
Electronics (4.35%)
  Berg Electronics Corp.* ......................        22,600          638,450
  Jabil Circuit, Inc.* .........................         4,300          226,287
  Raychem Corp. ................................        10,000          434,375
  Waters Corp. * ...............................         9,150          452,353
                                                                     ----------
                                                                      1,751,465
                                                                     ----------
Finance (4.72%)
  Charter One Financial, Inc. ..................         6,975       $  422,641
  CIT Group, Inc. (The) (Class A)* .............        11,100          366,300
  Price (T. Rowe) Associates, Inc. .............         6,000          398,250
  Sovereign Bancorp., Inc. .....................        20,000          387,500
  Vornado Realty Trust .........................         7,700          326,769
                                                                     ----------
                                                                      1,901,460
                                                                     ----------
Food (2.22%)
  International Home Foods, Inc.*  .............        12,400          333,250
  Keebler Foods Co.* ...........................         4,600          144,325
  Suiza Foods Corp.* ...........................         6,445          417,717
                                                                     ----------
                                                                        895,292
                                                                     ----------
Funeral Services & Related (1.32%)
  Loewen Group, Inc. (Canada) ..................        21,500          532,125
                                                                     ----------
Instruments - Scientific (1.45%)
  Input/Output, Inc.* ..........................         8,500          183,281
  Perkin-Elmer Corp. ...........................         5,500          402,531
                                                                     ----------
                                                                        585,812
                                                                     ----------
Insurance (11.09%)
  Allmerica Financial Corp. ....................         7,200          442,800
  Berkley (W.R.) Corp. .........................         9,200          419,750
  CMAC Investment Corp. ........................         6,200          415,400
  Executive Risk, Inc. .........................         6,000          409,125
  Life Re Corp. ................................         7,000          445,375
  Mid Ocean Ltd. (Bermuda) .....................         7,500          459,844
  Mutual Risk Management Ltd. ..................         6,450          206,400
  Reliance Group Holdings, Inc. ................        29,000          493,000
  ReliaStar Financial Corp. ....................        10,500          499,406
  Selective Insurance Group, Inc. ..............        15,500          425,281
  Vesta Insurance Group, Inc. ..................         4,400          252,175
                                                                     ----------
                                                                      4,468,556
                                                                     ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

  John Hancock Funds -- Institutional Series Trust -- Multi-Sector Growth Fund

                                                     NUMBER OF        MARKET
ISSUER, DESCRIPTION                                    SHARES          VALUE
-------------------                                    ------          -----

Media (3.20%)
  Central Newspapers, Inc. (Class A) ...........         8,350       $  596,503
  Clear Channel Communications, Inc.* ..........         3,500          317,187
  Univision Communications, Inc. (Class A)* ....         9,800          376,075
                                                                     ----------
                                                                      1,289,765
                                                                     ----------
Medical (12.44%)
  Dura Pharmaceuticals, Inc.* ..................        10,000          251,250
  Elan Corp., PLC * ADR (Ireland)  .............         9,000          558,563
  Forest Laboratories, Inc.* ...................         8,500          531,781
  Genesis Health Ventures, Inc.* ...............        15,000          435,000
  Genzyme Corp. (General Division)* ............        15,000          443,437
  Health Management Associates, Inc.
   (Class A)* ..................................        18,000          500,625
  HEALTHSOUTH Corp.* ...........................        17,000          459,000
  Mylan Laboratories, Inc. .....................        20,500          417,688
  Quorum Health Group, Inc.* ...................        17,000          471,218
  Sofamor Danek Group, Inc.* ...................         6,500          489,125
  Wellpoint Health Networks, Inc.* .............         7,800          455,813
                                                                     ----------
                                                                      5,013,500
                                                                     ----------
Oil & Gas (6.18%)
  BJ Services Co.* .............................         7,000          240,625
  Columbia Energy Group ........................         5,000          381,562
  Cooper Cameron Corp.* ........................         4,000          214,500
  Diamond Offshore Drilling, Inc. ..............         5,000          226,562
  El Paso Natural Gas Co. ......................         5,900          391,612
  EVI, Inc.* ...................................         4,500          220,781
  Mitchell Energy & Development Corp. ..........        15,000          408,750
  R&B Falcon Corp.* ............................         8,000          212,000
  Santa Fe International Corp. .................         5,500          194,906
                                                                     ----------
                                                                      2,491,298
                                                                     ----------
Pollution Control (2.23%)
  US Filter Corp.* .............................        13,000          441,188
  USA Waste Services, Inc.* ....................        11,000          457,875
                                                                     ----------
                                                                        899,063
                                                                     ----------
Real Estate Investment Trust (2.97%)
  FelCor Suite Hotels, Inc. ....................        12,000          430,500
  Spieker Properties, Inc. .....................         9,100          361,156
  Starwood Hotels & Resorts ....................         7,200          407,250
                                                                     ----------
                                                                      1,198,906
                                                                     ----------
Retail (8.67%)
  Costco Companies, Inc.* ......................        10,600          518,075
  CVS Corp. ....................................         5,700          422,156
  Ethan Allen Interiors, Inc. ..................         9,200          512,900
  Furniture Brands International, Inc.* ........        14,000          383,250
  Meyer (Fred), Inc. * .........................        10,400          462,150


Retail (continued)
  OfficeMax, Inc.* .............................        25,000       $  417,188
  Rite Aid Corp. ...............................        11,700          378,788
  Safeway, Inc.* ...............................        11,400          397,575
                                                                     ----------
                                                                      3,492,082
                                                                     ----------
Service (1.15%)
  Interim Services, Inc. * .....................        16,000          464,000
                                                                     ----------
Telecommunications (4.91%)
  ICG Communications Inc. ......................         6,600          221,925
  Intermedia Communications Inc.*  .............         2,680          204,685
  McLeodUSA, Inc. (Class A)* ...................        12,100          471,521
  NEXTLINK Communications, Inc. (Class A)* .....        16,600          500,075
  Tel-Save Holdings, Inc.* .....................        21,000          581,438
                                                                     ----------
                                                                      1,979,644
                                                                     ----------
Textile (1.07%)
  St. John Knits, Inc. .........................        10,200          430,950
                                                                     ----------
Transport (1.02%)
  Kansas City Southern Industries, Inc. ........        11,000          409,062
                                                                     ----------
Utilities (3.20%)
  KN Energy Inc. ...............................         8,500          441,469
  MCN Energy Group, Inc. .......................        11,500          423,344
  Questar Corp. ................................        10,000          425,000
                                                                     ----------
                                                                      1,289,813
                                                                     ----------
                             TOTAL COMMON STOCKS
                              (Cost $34,335,989)       (93.94%)      37,858,744
                                                       -------       ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

  John Hancock Funds -- Institutional Series Trust -- Multi-Sector Growth Fund

                                       INTEREST       PAR VALUE       MARKET
ISSUER, DESCRIPTION                       RATE      (000s OMITTED)    VALUE
-------------------                       ----      --------------    -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.27%)
  Investment in a joint repurchase
   agreement transaction with SBC
   Warburg, Inc., Dated 02-27-98,
   Due 03-02-98 (secured by U.S.
   Treasury Bonds, 8.000% thru
   10.625%, Due 08-15-15 thru
   11-15-21) - Note A.............        5.630%          $916      $   916,000
                                                                    -----------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%...........................                            997
                                                                    -----------
                    TOTAL SHORT-TERM INVESTMENTS        (2.27%)         916,997
                                                      --------      -----------
                               TOTAL INVESTMENTS       (96.21%)      38,775,741
                                                      --------      -----------
               OTHER ASSETS AND LIABILITIES, NET        (3.79%)       1,526,278
                                                      --------      -----------
                                TOTAL NET ASSETS      (100.00%)     $40,302,019
                                                      ========      ===========

*Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Multi-Sector Growth Fund invests primarily in common stocks of U.S. and foreign issuers. The performance of the Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments.

In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at February 28, 1998 assigned to country categories.

                                                              MARKET VALUE AS A
                                                                PERCENTAGE OF
COUNTRY DIVERSIFICATION                                       FUND'S NET ASSETS
-----------------------                                       -----------------
Bermuda.....................................................        1.14%
Canada......................................................        1.32
Ireland.....................................................        1.39
United Kingdom..............................................        1.20
United States...............................................       88.89
Short-term investments......................................        2.27
                                                                   -----
                                           TOTAL INVESTMENTS       96.21%
                                                                   =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

               John Hancock Funds -- Institutional Series Trust --
                        Small Capitalization Growth Fund

Schedule of Investments
February 28, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Small Capitalization Growth Fund on February 28, 1998. It's divided into two main categories: common stocks and unit and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                     NUMBER OF        MARKET
ISSUER, DESCRIPTION                                    SHARES          VALUE
-------------------                                    ------          -----

COMMON STOCKS
Advertising (2.55%)
  DoubleClick, Inc.* ...........................           100       $    3,194
  Getty Images, Inc.* ..........................           800           20,000
  Outdoor Systems, Inc.* .......................           712           21,227
  Princeton Video Image, Inc.* .................         1,600           10,600
  Universal Outdoor Holdings, Inc.*  ...........           400           24,000
                                                                     ----------
                                                                         79,021
                                                                     ----------
Aerospace (0.98%)
  AAR Corp. ....................................           600           18,225
  Kellstrom Industries, Inc.* ..................           500           12,000
                                                                     ----------
                                                                         30,225
                                                                     ----------
Agricultural Operations (0.44%)
  Scheid Vineyards, Inc. (Class A)*  ...........         1,500           13,500
                                                                     ----------
Automobile/Trucks (1.78%)
  Avis Rent A Car, Inc.* .......................           700           20,037
  Budget Group, Inc. (Class A)* ................           700           21,831
  Special Devices, Inc.* .......................           300            8,513
  United Rentals, Inc. * .......................           200            4,938
                                                                     ----------
                                                                         55,319
                                                                     ----------
Beverages (0.39%)
  Beringer Wine Estates Holdings, Inc.
   (Class B)* ..................................           300           12,187
                                                                     ----------
Broker Services (0.57%)
  Dain Rauscher Corp. ..........................           300           17,587
                                                                     ----------
Building (2.23%)
  Crossmann Communities, Inc.* .................           600           15,600
  D.R .Horton, Inc. ............................           800           18,650
  Standard-Pacific Corp. .......................         1,100           19,044
  Vari-Lite International, Inc.* ...............         1,300           15,925
                                                                     ----------
                                                                         69,219
                                                                     ----------
Business Services - Miscellaneous (7.04%)
  Abacus Direct Corp.* .........................           500           23,562
  Coinstar, Inc.* ..............................         1,200           10,125
  CORESTAFF, Inc.* .............................           600           18,712
  Forrester Research, Inc.* ....................           300            7,462
  Hagler Bailly, Inc.* .........................           800           19,700
  Innovative Valve Technologies, Inc.* .........         1,000           18,375
  Mac-Gray Corp.* ..............................         1,400           23,800
  Market Facts, Inc. * .........................           800           15,700
  MAXIMUS, Inc.* ...............................           200            4,900
  META Group, Inc. * ...........................           700           21,000
  Metzler Group, Inc. (The)* ...................           300       $   12,825
  On Assignment, Inc.* .........................           700           20,563
  ProBusiness Services, Inc.* ..................           800           21,600
                                                                     ----------
                                                                        218,324
                                                                     ----------
Computers (14.03%)
  Advent Software, Inc.* .......................           500           18,312
  Aris Corp.* ..................................           800           22,400
  Aspect Development, Inc.* ....................           300           14,325
  BARRA, Inc.* .................................           600           14,962
  CBT Group PLC,* American Depositary
   Receipt (Ireland) ...........................           300           27,450
  CCC Information Services Group, Inc. * .......           900           22,050
  CheckFree Holdings Corp.* ....................           400            8,600
  Concord Communications, Inc.* ................           100            2,875
  Dendrite International, Inc.* ................           800           21,900
  E*TRADE Group, Inc.* .........................           600           16,050
  FlexiInternational Software, Inc.* ...........           100            1,587
  Hyperion Software Corp.* .....................           500           20,562
  Information Management Resources, Inc.* ......           450           21,544
  International Network Services * .............           600           16,725
  JDA Software Group, Inc.* ....................           400           19,350
  Micromuse, Inc. * ............................           800           15,200
  National Computer Systems, Inc. ..............           600           23,925
  National Instruments Corp.* ..................           750           22,594
  Network Appliance, Inc.* .....................         1,000           29,500
  PRT Group, Inc.* .............................           800           16,650
  SCM Microsystems, Inc.* ......................           400           23,000
  Symantec Corp.* ..............................           700           17,631
  VeriSign, Inc.* ..............................           500           14,313
  Visio Corp.* .................................           600           21,600
  Visual Networks, Inc.* .......................           100            2,013
                                                                     ----------
                                                                        435,118
                                                                     ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

               John Hancock Funds -- Institutional Series Trust --
                        Small Capitalization Growth Fund

                                                     NUMBER OF        MARKET
ISSUER, DESCRIPTION                                    SHARES          VALUE
-------------------                                    ------          -----

Containers (0.24%)
  Ivex Packaging Corp.* ........................           300       $    7,537
                                                                     ----------
Electronics (7.15%)
  Aavid Thermal Technologies, Inc.*  ...........           600           20,625
  Aeroflex, Inc.* ..............................         1,600           18,300
  Artisan Components, Inc.* ....................           300            5,137
  ATMI, Inc.* ..................................           700           19,425
  FARO Technologies, Inc.* .....................         1,000           12,750
  Flextronics International Ltd. * .............           400           19,050
  Genesis Microchip, Inc.* .....................           800           10,550
  Level One Communications, Inc.* ..............           500           22,469
  Metromedia Fiber Network, Inc. (Class A)* ....         1,000           36,750
  PRI Automation, Inc.* ........................           300           10,434
  SeaMED Corp.* ................................           900           16,875
  Semtech Corp.* ...............................           600           17,250
  Zoran Corp.* .................................           700           12,163
                                                                     ----------
                                                                        221,778
                                                                     ----------
Finance (1.99%)
  FIRSTPLUS Financial Group, Inc.* .............           400           13,200
  LINC Capital, Inc.* ..........................         1,200           21,000
  Medallion Financial Corp. ....................         1,100           27,363
                                                                     ----------
                                                                         61,563
                                                                     ----------
Food (1.48%)
  American Italian Pasta Co. (Class A)* ........           800           23,950
  Fine Host Corp.* .............................           200                0
  Suiza Foods Corp.* ...........................           340           22,036
                                                                     ----------
                                                                         45,986
                                                                     ----------
Funeral Services & Related (0.38%)
  Rock of Ages Corp.* ..........................           700           11,681
                                                                     ----------
Insurance (3.79%)
  AmerUs Life Holdings, Inc. (Class A) .........           500           16,313
  Capital Re Corp. .............................           300           18,581
  CMAC Investment Corp. ........................           300           20,100
  ESG Re Ltd.* (Bermuda) .......................           200            5,300
  Hartford Life, Inc. (Class A) ................           500           21,531
  Healthcare Recoveries, Inc.* .................           800           17,000
  Western National Corp. .......................           600           18,600
                                                                     ----------
                                                                        117,425
                                                                     ----------
Leasing Companies (1.22%)
  Mitcham Industries, Inc.* ....................           900           15,975
  Rollins Truck Leasing Corp. ..................         1,100           21,931
                                                                     ----------
                                                                         37,906
                                                                     ----------
Leisure (3.79%)
  Ballantyne of Omaha, Inc.* ...................         1,000           16,125
  Cinar Films, Inc. (Class B)* (Canada) ........           600           22,200
  Premier Parks, Inc.* .........................           400           20,950
  Silverleaf Resorts, Inc.* ....................           700       $   18,725
  Steiner Leisure Ltd.* ........................           500           20,000
  Travel Services International, Inc.* .........           700           19,688
                                                                     ----------
                                                                        117,688
                                                                     ----------
Linen Supply & Related (0.28%)
  G & K Services, Inc. (Class A) ...............           200            8,800
                                                                     ----------
Machinery (1.39%)
  Applied Power, Inc. (Class A) ................           600           21,600
  Gardner Denver Machinery, Inc.* ..............           800           21,450
                                                                     ----------
                                                                         43,050
                                                                     ----------
Media (3.78%)
  Adelphia Communications Corp.(Class A)* ......           800           20,600
  Central Newspapers, Inc. (Class A) ...........           300           21,431
  Heftel Broadcasting Corp. (Class A)* .........           500           23,688
  Network Event Theater, Inc.* .................         3,000           13,125
  Petersen Cos., Inc. (The) (Class A)* .........           900           23,063
  Univision Communications, Inc. (Class A)* ....           400           15,350
                                                                     ----------
                                                                        117,257
                                                                     ----------
Medical (9.22%)
  American Healthcorp, Inc.* ...................         1,100            9,281
  Amsurg Corp. (Class A)* ......................           101              941
  Amsurg Corp. (Class B)* ......................           653            6,367
  Cyberonics, Inc.* ............................           600           14,475
  Incyte Pharmaceuticals, Inc.* ................           400           18,200
  MiniMed, Inc.* ...............................           500           21,000
  Ocular Sciences, Inc.* .......................           600           13,575
  PAREXEL International Corp.* .................           600           22,650
  PathoGenesis Corp.* ..........................           400           14,400
  Perclose, Inc.* ..............................           600           15,150
  Protein Design Labs, Inc.* ...................           300           12,900
  Province Healthcare Co.* .....................           100            2,075
  Res-Care, Inc.* ..............................           500           16,750
  Respironics, Inc.* ...........................           800           21,700
  Sano Corp.* ..................................           500           18,500
  SONUS Pharmaceuticals, Inc.* .................           500           12,625
  Sunrise Assisted Living, Inc.* ...............           400           16,900
  Symphonix Devices, Inc.* .....................           700            9,450
  Universal Health Services, Inc. (Class B)* ...           300           15,675
  Ventana Medical Systems, Inc.* ...............           300            6,563
  Wesley Jessen VisionCare, Inc.* ..............           500           16,938
                                                                     ----------
                                                                        286,115
                                                                     ----------
Office (0.52%)
  Shelby Williams Industries, Inc. .............         1,000           16,125
                                                                     ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

               John Hancock Funds -- Institutional Series Trust --
                        Small Capitalization Growth Fund

                                                     NUMBER OF        MARKET
ISSUER, DESCRIPTION                                    SHARES          VALUE
-------------------                                    ------          -----

Oil & Gas (5.49%)
  Brown (Tom) Inc.* ............................           600       $   11,887
  Core Laboratories N.V.* (Netherlands) ........         1,000           20,500
  Dril-Quip, Inc.* .............................           600           18,225
  Key Energy Group, Inc.* ......................           900           15,919
  National-Oilwell, Inc.* ......................           700           19,600
  Newfield Exploration Co.* ....................           400            9,600
  Pride International, Inc.* ...................           700           15,969
  Santa Fe Energy Resources, Inc.* .............         1,400           15,663
  Stone Energy Corp.* ..........................           500           17,313
  TransCoastal Marine Services, Inc.* ..........           900           12,038
  Tuboscope, Inc.* .............................           700           13,694
                                                                     ----------
                                                                        170,408
                                                                     ----------
Pollution Control (3.51%)
  American Disposal Services, Inc.*  ...........           600           22,275
  Eastern Environmental Services, Inc.* ........           800           18,900
  ITEQ, Inc.* ..................................         1,500           17,813
  Newpark Resources, Inc.* .....................         1,500           28,875
  Superior Services, Inc.* .....................           800           21,150
                                                                     ----------
                                                                        109,013
                                                                     ----------
Printing - Commercial (0.52%)
  Mail-Well, Inc.* .............................           400           15,950
                                                                     ----------
Real Estate Investment Trust (1.13%)
  Glenborough Realty Trust, Inc. ...............           700           19,950
  Mack-Cali Realty Corp. .......................           400           15,100
                                                                     ----------
                                                                         35,050
                                                                     ----------
Retail (10.07%)
  Abercrombie & Fitch Co. (Class A)* ...........           700           24,150
  Arbor Drugs, Inc. ............................           800           18,800
  Brylane, Inc.* ...............................           400           21,450
  CDnow, Inc.* .................................           100            2,287
  CKE Restaurants, Inc. ........................           540           22,916
  Coldwater Creek, Inc. * ......................           300           12,150
  Dominick's Supermarkets, Inc.* ...............           500           22,750
  Duane Reade, Inc.* ...........................           500           11,187
  Furniture Brands International, Inc.* ........           700           19,162
  Genovese Drug Stores, Inc. (Class A) .........           640           11,560
  Hibbett Sporting Goods, Inc.* ................           800           22,800
  Linens `N Things, Inc.* ......................           300           15,112
  Meadowcraft, Inc. * ..........................           600            7,425
  99 Cents Only Stores* ........................           625           24,063
  Proffitt's, Inc.* ............................           700           23,713
  Quality Food Centers, Inc.* ..................           250           20,906
  Stage Stores, Inc.* ..........................           600           25,200
  White Cap Industries, Inc.* ..................           400            6,800
                                                                     ----------
                                                                        312,431
                                                                     ----------


Schools/Education (1.54%)
  EduTrek International, Inc. (Class A)* .......           700       $   15,400
  ITI Education Corp.* (Canada) ................         2,400           14,334
  Strayer Education, Inc. ......................           550           18,150
                                                                     ----------
                                                                         47,884
                                                                     ----------
Service (0.56%)
  Interim Services, Inc. * .....................           600           17,400
                                                                     ----------
Shoes & Related Apparel (0.54%)
  Wolverine World Wide, Inc. ...................           600           16,875
                                                                     ----------
Telecommunications (5.85%)
  Global TeleSystems Group, Inc.* ..............           600           21,975
  ICG Communications, Inc. .....................           200            6,725
  Innova Corp.* ................................         1,300           21,612
  Intermedia Communications, Inc.* .............           300           22,913
  NEXTLINK Communications, Inc. (Class A)* .....           200            6,025
  Primus Telecommunications Group, Inc. * ......           900           23,400
  REMEC, Inc.* .................................           750           20,578
  STAR Telecommunications, Inc. * ..............           400           14,950
  Tel-Save Holdings, Inc.* .....................           800           22,150
  WinStar Communications, Inc.* ................           500           21,031
                                                                     ----------
                                                                        181,359
                                                                     ----------
Textile (2.15%)
  Ashworth, Inc.* ..............................           900           12,544
  Culp, Inc. ...................................           800           16,550
  Cutter & Buck, Inc.* .........................           800           19,400
  Tefron Ltd.* (Israel) ........................           800           18,300
                                                                     ----------
                                                                         66,794
                                                                     ----------
Transport (1.64%)
  C.H. Robinson Worldwide, Inc. ................           800           18,200
  Eagle USA Airfreight, Inc.* ..................           400           11,450
  MotivePower Industries, Inc.* ................           800           21,350
                                                                     ----------
                                                                         51,000
                                                                     ----------
                            TOTAL COMMON STOCKS
                              (Cost $2,462,373)        (98.24%)       3,047,575
                                                       -------       ----------

UNIT
Real Estate Investment Trust (0.62%)
  Hanover Capital Mortgage Holdings, Inc. ......         1,000           19,250
                                                                     ----------
                                     TOTAL UNIT
                                 (Cost $16,422)         (0.62%)          19,250
                                                       -------       ----------
                   TOTAL COMMON STOCKS AND UNIT
                              (Cost $2,478,795)        (98.86%)       3,066,825
                                                       -------       ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

               John Hancock Funds -- Institutional Series Trust --
                        Small Capitalization Growth Fund

                                    INTEREST          PAR VALUE       MARKET
ISSUER, DESCRIPTION                   RATE          (000s OMITTED)     VALUE
-------------------                   ----          --------------     -----


SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.45%)
  Investment in a joint repurchase
   agreement transaction with SBC
   Warburg, Inc., Dated 02-27-98,
   Due 03-02-98 (secured by U.S.
   Treasury Bonds, 8.000% thru
   10.625%, Due 8-15-15 thru
   11-15-21) - Note A...............  5.630%               $45       $   45,000
                                                                     ----------
Corporate Savings Account (0.02%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%...........................                            570
                                                                     ----------
                   TOTAL SHORT-TERM INVESTMENTS         (1.47%)          45,570
                                                      --------       ----------
                              TOTAL INVESTMENTS       (100.33%)       3,112,395
                                                      --------       ----------
              OTHER ASSETS AND LIABILITIES, NET         (0.33%)         (10,188)
                                                      --------       ----------
                               TOTAL NET ASSETS       (100.00%)      $3,102,207
                                                      ========       ==========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

  John Hancock Funds -- Institutional Series Trust -- International Equity Fund

Schedule of Investments
February 28, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the International Equity Fund on February 28, 1998. It's divided into three main categories: common stocks, preferred stock and short-term investments. Common stocks and preferred stock are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                     NUMBER OF        MARKET
ISSUER, DESCRIPTION                                    SHARES          VALUE
-------------------                                    ------          -----

COMMON STOCKS
Australia (1.69%)
  National Australia Bank Ltd.
   (Banks - Foreign) ...........................         1,460       $   20,120
  Normandy Mining Ltd. (Metal) .................       115,706          114,679
                                                                     ----------
                                                                        134,799
                                                                     ----------
Brazil (1.35%)
  Telecomunicacoes Brasileiras S/A
   American Depositary Receipts (ADR)
   (Telecommunications) ........................           878          107,500
                                                                     ----------
Canada (6.15%)
  Bombardier Inc. (Diversified Operations) .....         1,762           38,370
  Royal Bank of Canada (Banks - Foreign) .......         3,722          217,504
  Toronto-Dominion Bank (Banks - Foreign) ......         5,540          234,758
                                                                     ----------
                                                                        490,632
                                                                     ----------
Finland (0.25%)
  NOKIA Oy (Telecommunications) ................           199           19,933
                                                                     ----------
France (8.47%)
  Alcatel Alsthom SA (Telecommunications) ......           151           19,665
  Axa-UAP SA (Insurance) .......................         1,800          174,332
  Cap Gemini SA (Computers) ....................           571           65,724
  Carrefour SA (Retail) ........................           118           70,899
  Compagnie Financiere de Paribas SA
   (Broker Services) ...........................           195           18,565
  Compagnie Generale des Eaux
   (Diversified Operations) ....................           385           60,648
  Elf Aquitaine SA (Oil & Gas) .................           423           48,202
  France Telecom SA (ADR)
   (Telecommunications)* .......................         3,235          156,695
  L'OREAL SA (Cosmetics & Personal Care) .......            91           41,030
  Total SA (Oil & Gas) .........................           183           20,101
                                                                     ----------
                                                                        675,861
                                                                     ----------
Germany (7.90%)
  Allianz AG (Insurance) .......................           317           99,873
  Bayerische Motoren Werke AG
   (Automobile/Trucks) .........................           235          237,079
  Deutsche Bank AG (Banks - Foreign) ...........           559           38,413
  Deutsche Telekom AG
   (Telecommunications) ........................         4,462           90,153
  Mannesmann AG (Machinery) ....................            68           40,861
  Munchener Ruckvers (Insurance) ...............           109           49,454
  Siemens AG (Diversified Operations) ..........           606       $   37,300
  VEBA AG (Diversified Operations) .............           557           37,385
                                                                     ----------
                                                                        630,518
                                                                     ----------
Hong Kong (2.97%)
  Cheung Kong Holdings Ltd.
   (Real Estate Operations) ....................         8,588           60,174
  China Telecom Ltd. (Telecommunications)* .....        34,000           61,698
  Hong Kong Telecommunications Ltd.
   (Telecommunications) ........................        26,317           55,404
  Hutchison Whampoa Ltd.
   (Diversified Operations) ....................         8,452           59,767
                                                                     ----------
                                                                        237,043
                                                                     ----------
India (0.75%)
  State Bank of India Global Depositary
   Receipts (Banks - Foreign) ..................         3,031           60,165
                                                                     ----------
Ireland (2.89%)
  Allied Irish Banks PLC (ADR)
   (Banks - Foreign) ...........................         2,969          230,469
                                                                     ----------
Italy (4.15%)
  Credito Italiano (Banks - Foreign)* ..........         5,117           19,667
  ENI SpA (Oil & Gas) ..........................         3,261           19,065
  Istituto Nazionale delle Assicurazioni
   (Insurance) .................................        31,172           84,755
  Telecom Italia Mobile SpA
   (Telecommunications) ........................        15,986           73,202
  Telecom Italia SpA (Telecommunications) ......        19,800          134,810
                                                                     ----------
                                                                        331,499
                                                                     ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

  John Hancock Funds -- Institutional Series Trust -- International Equity Fund

                                                     NUMBER OF        MARKET
ISSUER, DESCRIPTION                                    SHARES          VALUE
-------------------                                    ------          -----

Japan (14.05%)
  Bank of Tokyo-Mitsubishi, Ltd.
   (Banks - Foreign) ...........................         5,000       $   70,975
  Fuji Photo Film Co., Ltd. (Leisure) ..........         3,000          117,764
  Honda Motor Co., Ltd. (Automobile/Trucks) ....         3,000          103,965
  Ito-Yokado Co., Ltd. (Retail) ................         3,000          164,155
  Nippon Telephone & Telegraph Corp.
   (Telecommunications) ........................            13          119,588
  Nomura Securities Co., Ltd. (Finance) ........         7,000           96,590
  Shin-Etsu Chemical Co., Ltd. (Chemicals) .....         6,000          132,276
  Sony Corp. (Electronics) .....................         1,900          171,768
  TDK Corp. (Electronics) ......................         1,000           76,527
  Tokio Marine & Fire Insurance Co.
   (Insurance) .................................         6,000           68,041
                                                                     ----------
                                                                      1,121,649
                                                                     ----------
Mexico (2.44%)
  Panamerican Beverages, Inc. (Beverages) ......         5,343          194,685
                                                                     ----------
Netherlands (7.19%)
  ABN Amro Holdings NV (ADR)
   (Banks - Foreign) ...........................         5,598          126,655
  AEGON N.V. (Insurance) .......................           379           43,194
  ING Groep NV (ADR) (Banks - Foreign) .........         2,446          130,097
  Philips Electronics N.V. (Electronics) .......           576           44,796
  Royal Dutch Petroleum Co. (Oil & Gas) ........         2,140          117,130
  Unilever PLC (Consumer Products/Misc.) .......        12,400          112,360
                                                                     ----------
                                                                        574,232
                                                                     ----------
Portugal (1.46%)
  Cimpor-Cimentos de Portugal SGPS,
   SA (Building) ...............................         1,613           46,706
  Electricidade de Portugal, S.A. (Utilities) ..         1,108           23,496
  Portugal Telecom SA (Telecommunications) .....           884           46,389
                                                                     ----------
                                                                        116,591
                                                                     ----------
Singapore (0.40%)
  Oversea-Chinese Banking Corp., Ltd.
   (Banks - Foreign) ...........................         5,374           32,002
                                                                     ----------
Spain (2.50%)
  Banco Bilbao Vizcaya, S.A.
   (Banks - Foreign) ...........................           880           40,239
  Banco Santander S.A. (Banks - Foreign) .......           926           42,885
  Endesa S.A. (Utilities) ......................         1,849           40,891
  Repsol SA (Oil & Gas) ........................           862           38,463
  Telefonica de Espana (Utilities) .............         1,086           37,368
                                                                     ----------
                                                                        199,846
                                                                     ----------
Sweden (4.55%)
  Astra AB (Medical) ...........................         1,608       $   32,468
  Ericsson (LM) Telefonaktiebolaget
   (Telecommunications) ........................         1,109           50,469
  Investor AB (Diversified Operations) .........         2,815          143,592
  Nordbanken Holding AB (Banks - Foreign)* .....        21,700          137,007
                                                                     ----------
                                                                        363,536
                                                                     ----------
Switzerland (7.51%)
  Credit Suisse Group (Banks - Foreign) ........           477           86,195
  Nestle SA (Food) .............................            76          133,188
  Novartis AG (Medical) ........................            68          124,130
  Roche Holding AG (Medical) ...................             3           35,145
  Union Bank of Switzerland
   (Banks - Foreign) ...........................           278           86,348
  Zurich Versicherungs-Gesellschaft
   (Insurance) .................................           247          134,743
                                                                     ----------
                                                                        599,749
                                                                     ----------
United Kingdom (19.09%)
  B.A.T. Industries PLC (Tobacco)  .............         3,164           31,589
  British Petroleum Co. PLC (Oil & Gas) ........         5,707           78,791
  EMAP PLC (Media) .............................         7,517          136,598
  Glaxo Wellcome PLC (Medical) .................         3,577          100,183
  Granada Group PLC (Diversified Operations) ...         5,000           78,174
  Lloyds TSB Group PLC (Banks - Foreign) .......         8,121          122,287
  Marks & Spencer PLC (Retail) .................        12,162          116,314
  Northern Rock PLC (Banks - Foreign)* .........        10,724          116,077
  Pearson PLC (Media) ..........................         9,422          140,481
  Regal Hotel Group PLC (Leisure)  .............       150,000          108,735
  Royal & Sun Alliance Insurance Group
   PLC (Insurance) .............................        10,303          131,295
  Royal Bank of Scotland Group PLC
   (Banks - Foreign) ...........................         5,590           86,570
  SmithKline Beecham PLC (Medical) .............         7,608           95,260
  WPP Group PLC (Advertising) ..................        16,000           85,143
  Zeneca Group PLC (Medical) ...................         2,199           96,187
                                                                     ----------
                                                                      1,523,684
                                                                     ----------
                            TOTAL COMMON STOCKS
                              (Cost $7,078,955)        (95.76%)       7,644,393
                                                       -------       ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

  John Hancock Funds -- Institutional Series Trust -- International Equity Fund

                                                     NUMBER OF        MARKET
ISSUER, DESCRIPTION                                    SHARES          VALUE
-------------------                                    ------          -----

PREFERRED STOCK
Brazil (0.62%)
  Compania Riograndense de
   Telecomunicaciones
   SA (Telecommunications) .....................        49,105       $   49,750
                                                                     ----------
                           TOTAL PREFERRED STOCK
                                  (Cost $76,081)        (0.62%)          49,750
                                                       -------       ----------

                                          INTEREST    PAR VALUE
                                            RATE    (000'S OMITTED)
                                            ----    ---------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.87%)
  Investment in a joint repurchase
   agreement transaction with
   SBC Warburg, Inc., Dated 02-27-98,
   Due 03-02-98 (secured by U.S.
   Treasury Bond, 6.000% Due 02-15-26,
   and U.S. Treasury Note, 9.125%,
   Due 05-15-99) - Note A ................ 5.630%         $229          229,000
                                                                     ----------
                     TOTAL SHORT-TERM INVESTMENTS       (2.87%)         229,000
                                                      --------       ----------
                                TOTAL INVESTMENTS      (99.25%)       7,923,143
                                                      --------       ----------
                OTHER ASSETS AND LIABILITIES, NET       (0.75%)          59,724
                                                      --------       ----------
                                 TOTAL NET ASSETS     (100.00%)      $7,982,867
                                                      ========       ==========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

Industry Diversification (Unaudited)
--------------------------------------------------------------------------------
The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at February 28, 1998 assigned to the various investment categories.

                                                      MARKET VALUE OF SECURITIES
INVESTMENT CATEGORIES                                  AS A % OF FUND NET ASSETS
---------------------                                  -------------------------

Advertising .........................................             1.07%
Automobile/Trucks ...................................             4.27
Banks - Foreign .....................................            23.78
Beverages ...........................................             2.44
Building ............................................             0.59
Broker Services .....................................             0.23
Chemicals ...........................................             1.66
Computers ...........................................             0.82
Consumer Products/Misc ..............................             1.41
Cosmetics & Personal Care ...........................             0.51
Diversified Operations ..............................             5.70
Electronics .........................................             3.67
Finance .............................................             1.21
Food ................................................             1.67
Insurance ...........................................             9.84
Leisure .............................................             2.84
Machinery ...........................................             0.51
Media ...............................................             3.47
Medical .............................................             6.05
Metal ...............................................             1.44
Oil & Gas ...........................................             4.03
Real Estate Operations ..............................             0.75
Retail ..............................................             4.40
Telecommunications ..................................            12.35
Tobacco .............................................             0.40
Utilities ...........................................             1.27
Short-Term Investments ..............................             2.87
                                                                 -----
                                    TOTAL INVESTMENTS            99.25%
                                                                 =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

========================= NOTES TO FINANCIAL STATEMENTS ========================

                John Hancock Funds -- Institutional Series Trust

NOTE A --
ACCOUNTING POLICIES

John Hancock Active Bond Fund ("Active Bond Fund"), John Hancock Global Bond Fund ("Global Bond Fund"), John Hancock Small Capitalization Value Fund ("Small Capitalization Value Fund"), John Hancock Dividend Performers Fund ("Dividend Performers Fund"), John Hancock Multi-Sector Growth Fund ("Multi-Sector Growth Fund"), John Hancock Small Capitalization Growth Fund ("Small Capitalization Growth Fund") and John Hancock International Equity Fund ("International Equity Fund") (each, a "Fund" and collectively, the "Funds") are separate portfolios of John Hancock Institutional Series Trust (the "Trust") an open-end management investment company registered under the Investment Company Act of 1940. Prior to January 1, 1998, Small Capitalization Value Fund was known as John Hancock Fundamental Value Fund and Small Capitalization Growth Fund was known as John Hancock Small Capitalization Equity Fund. The Trust, organized as a Massachusetts business trust in 1994, consists of twelve series portfolios: the Funds, John Hancock Independence Balanced Fund, John Hancock Independence Value Fund, John Hancock Independence Diversified Core Equity Fund II, John Hancock Independence Growth Fund and John Hancock Independence Medium Capitalization Fund. Each Fund currently has one class of shares with equal rights as to voting, redemption, dividends and liquidation within their respective Fund. The Trustees may authorize the creation of additional portfolios from time to time to satisfy various investment objectives.

   The investment objective of the Active Bond Fund is a high rate of total return, consistent with prudent investment risk. The investment objective of the Global Bond Fund is a competitive total investment return, consisting of current income and capital appreciation. The investment objective of the Small Capitalization Value Fund is capital appreciation with income as a secondary objective. The investment objective of the Dividend Performers Fund is long-term growth of capital and of income without assuming undue market risk. The investment objective of the Multi-Sector Growth Fund is long-term capital appreciation. The investment objective of the Small Capitalization Growth Fund is long-term growth of capital. The investment objective of the International Equity Fund is long-term growth of capital.

   Significant accounting policies of the Funds are as follows:

VALUATION OF INVESTMENTS Securities in the Funds' portfolios are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in joint repurchase agreement transactions. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes which are accrued, as applicable.

FEDERAL INCOME TAXES The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. They will not be subject to federal income tax on taxable earnings which are distributed to shareholders. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities may be treated as ordinary

========================= NOTES TO FINANCIAL STATEMENTS ========================

                John Hancock Funds -- Institutional Series Trust

income even though such items are capital gains and losses for accounting purposes.

   For federal income tax purposes, the following Funds had capital loss carryforwards available. These carryforwards are available to offset future net realized capital gains to the extent provided by regulations. Additionally, net capital losses attributable to security transactions occurring after October 31, 1997 are treated as arising on the first day (March 1, 1998) of the Funds' next taxable year.

                                                                       POST 10/31/1997
                                                                          CURRENCY
                      CAPITAL LOSS      CAPITAL LOSS   POST 10/31/1997  LOSS TREATED
                      CARRYFORWARD      CARRYFORWARD   LOSS TREATED AS  AS ARISING
FUND                EXPIRES 02/28/05  EXPIRES 02/28/06  ARISING 3/1/98    3/1/98
----                ----------------  ----------------  --------------    ------

Active Bond
  Fund .............   $   --             $    --           $     --     $     --
Global Bond
  Fund .............       --                  --             35,523      162,759
Small
  Capitalization
  Value Fund .......       --                  --                 --           --
Dividend
  Performers
  Fund .............       --                  --                 --           --
Multi-Sector
  Growth Fund ......       --                  --              4,815           --
Small
  Capitalization
  Growth Fund ......    3,648                  --             63,035           15
International
  Equity Fund ......       --              45,231            225,423           --

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds identify the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

   The Funds record all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

DISCOUNT ON SECURITIES The Funds accrete discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Funds have been capitalized and are being charged to the Funds' operations ratably over a five-year period that began with the commencement of investment operations of the Funds.

   In the event that any of the initial shares are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of the then unamortized organization expense in the same proportion as the number of the initial shares redeemed bears to the number of the initial shares outstanding at the time of such redemption.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Funds. Actual results could differ from these estimates.

BANK BORROWINGS The Funds are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Funds to participate with other Funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $600 million, collectively. Interest is charged to each of the Funds, based on its borrowings, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at a rate of 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating Funds. The Funds had no borrowing activity for the year ended February 28, 1998.

========================= NOTES TO FINANCIAL STATEMENTS ========================

                John Hancock Funds -- Institutional Series Trust

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Funds. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Funds, other than Dividend Performers Fund, may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Funds' daily net assets. The Funds record realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Funds' Statements of Assets and Liabilities. The Funds may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

   Open forward foreign currency buy contracts at February 28, 1998 for the Global Bond Fund were as follows:

                                                  UNREALIZED
                 PRINCIPAL AMOUNT    EXPIRATION   APPRECIATION/
CURRENCY:       COVERED BY CONTRACT    MONTH     (DEPRECIATION)
---------       -------------------    -----     --------------
DEUTSCHE MARK       3,600,000         APRIL 98      ($2,082)
JAPANESE YEN      100,000,000         APRIL 98          852
                                                    -------
                                                    ($1,230)
                                                    =======

   Open forward foreign currency sell contracts at February 28, 1998 for the International Equity Fund were as follows:

                 PRINCIPAL AMOUNT    EXPIRATION    UNREALIZED
CURRENCY:       COVERED BY CONTRACT    MONTH      DEPRECIATION
---------       -------------------    -----     --------------
AUSTRALIAN
 DOLLAR               25,783           MAR 98         ($228)
SWISS FRANC          102,919           MAR 98          (300)
                                                      -----
                                                      ($528)
                                                      =====

   Open forward foreign currency buy contracts at February 28, 1998 for the International Equity Fund were as follows:

                 PRINCIPAL AMOUNT    EXPIRATION    UNREALIZED
CURRENCY:       COVERED BY CONTRACT    MONTH      DEPRECIATION
---------       -------------------    -----     --------------
FRENCH FRANC          601,025          MAR 98        ($515)
POUND STERLING        107,453          MAR 98         (276)
                                                     -----
                                                     ($791)
                                                     =====

   There were no open forward foreign currency exchange contracts at February 28, 1998 for the other Funds.

FINANCIAL FUTURES CONTRACTS The Funds may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Funds'

========================= NOTES TO FINANCIAL STATEMENTS ========================

                John Hancock Funds -- Institutional Series Trust

exposure to the underlying instrument. Selling futures tends to decrease the Funds' exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as the "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

   When the contracts are closed, the Funds recognize a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

   For federal income tax purposes, the amount, character and timing of the Funds' gains and/or losses can be affected as a result of futures contracts.

   At February 28, 1998, there were no open positions in financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Funds will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

   The Funds may use option contracts to manage their exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Funds' exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Funds' exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Funds in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

   Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Funds are unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counter-parties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

   There were no written option transactions for the year ended February 28, 1998 for the Funds.

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, each Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis as follows:


        FUND                       RATE

Active Bond Fund      0.50% of average daily net assets up to $1.5 billion
                      0.45% of such assets in excess of $1.5 billion

Global Bond Fund      0.75% of average daily net assets up to $250 million
                      0.70% of such assets in excess of $250 million

========================= NOTES TO FINANCIAL STATEMENTS ========================

                John Hancock Funds -- Institutional Series Trust


Small Capitalization  0.70% of average daily net assets up to $500 million
Value Fund            0.65% of such assets in excess of $500 million

Dividend Performers   0.60% of average daily net assets up to $500 million
Fund                  0.55% of such assets in excess of $500 million

Multi-Sector Growth   0.80% of average daily net assets up to $500 million
Fund                  0.75% of such assets in excess of $500 million

Small Capitalization  0.80% of average daily net assets
Growth Fund

International Equity  0.90% of average daily net assets up to $500 million
Fund                  0.65% of such assets in excess of $500 million

   Effective September 12, 1995, the Adviser agreed to limit the Funds' expenses further to the extent required to prevent expenses from exceeding: 0.60% of Active Bond Fund's average daily net assets, 0.85% of Global Bond Fund's average daily net assets, 0.80% of Small Capitalization Value Fund's average daily net assets, 0.70% of Dividend Performers Fund's average daily net assets, 0.90% of Multi-Sector Growth Fund's average daily net assets, 0.90% of Small Capitalization Growth Fund's average daily net assets, and 1.00% of International Equity Fund's average daily net assets. The Adviser reserves the right to terminate this limitation in the future. Accordingly, for the year ended February 28, 1998, the reduction in the Fund's expenses with any additional amounts not borne by the Funds by virtue of the expense limit amounted to $74,671 for the Active Bond Fund, $60,348 for the Global Bond Fund, $45,428 for the Small Capitalization Value Fund, $48,247 for the Dividend Performers Fund, $75,448 for the Multi-Sector Growth Fund, $73,878 for the Small Capitalization Growth Fund and $69,776 for the International Equity Fund.

   The Adviser has entered into a sub-advisory agreement with Sovereign Asset Management Corporation ("SAMCORP"), an affiliate of the Adviser, to provide certain investment research and portfolio management services for the Dividend Performers Fund, for which the Adviser pays SAMCORP (a) 20% of the advisory fee payable on the Fund's average daily net assets up to $100 million and (b) 55% of the advisory fee payable on the Fund's assets exceeding $100 million.
SAMCORP has waived their fee for the year ended February 28, 1998.

   John Hancock Advisers International, Ltd. (the "Sub-Adviser") serves as subadviser to International Equity Fund pursuant to a subadvisory agreement with that Fund and the Adviser. Formed in 1987, it is a wholly owned subsidiary of the Adviser. The Adviser pays John Hancock Advisers International, Ltd. a monthly management fee, equivalent on an annual basis, to the sum of (a) 70% of the advisory fee payable on the Fund's average daily net assets up to $500 million and (b) 90% of the advisory fee payable on the Fund's assets exceeding $500 million.

   The Funds are not responsible for payment of these subadvisory fees.

   The Funds have a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended February 28, 1998, all sales of shares of beneficial interest were sold at net asset value. The Funds pay all expenses of printing prospectuses and other sales literature, all fees and expenses in connection with qualification as a dealer in various states, and all other expenses in connection with the sale and offering for sale of the shares of the Funds which have not been herein specifically allocated to the Trust.

   The Funds have a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect wholly owned subsidiary of John Hancock Mutual Life Insurance Company ("JHMLICo."). Each Fund pays transfer agent fees at an annual fee accrued daily of 0.05% of its average daily net assets, plus certain out-of-pocket expenses.

   The Funds have an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of each Fund.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser, and/or its affiliates, as well as, Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Funds. The Adviser and other subsidiaries of JHMLICo. owned 1,090,909 and 11,765 shares of

========================= NOTES TO FINANCIAL STATEMENTS ========================

                John Hancock Funds -- Institutional Series Trust

beneficial interest of the Global Bond Fund and Multi-Sector Growth Fund, respectively, as of February 28, 1998. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Funds make investments into other John Hancock funds, as applicable, to cover their liability for the deferred compensation. Investments to cover the Funds' deferred compensation liability are recorded on the Funds' books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At February 28, 1998, the Funds' investment to cover the deferred compensation had unrealized appreciation of $4 for the Active Bond Fund, $1 for the Global Bond Fund, $21 for the Small Capitalization Value Fund, $11 for the Dividend Performers Fund, $25 for the Multi-Sector Growth Fund, none for the Small Capitalization Growth Fund and $9 for the International Equity Fund.

NOTE C --
INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short term obligations, for the year ended February 28, 1998 were as follows:

                                                     PURCHASES           SALES
                                                     ---------           -----
Active Bond Fund
  U.S. Government Securities ...............      $  5,897,932      $  4,943,068
  Other Investments ........................         4,302,694         2,787,484
Global Bond Fund
  U.S. Government Securities ...............         9,470,527         1,986,326
  Other Investments ........................         3,887,991         3,153,003
Small Capitalization Value Fund ............        16,257,494        14,836,277
Dividend Performers Fund ...................        18,387,617        11,100,433
Multi-Sector Growth Fund ...................       125,525,866       121,494,108
Small Capitalization Growth Fund ...........         4,168,114         2,593,441
International Equity Fund ..................        12,229,722         7,861,899

   At February 28, 1998, the cost (excluding the corporate savings account) and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

                               AGGREGATE  GROSS UNREALIZED  GROSS UNREALIZED  NET UNREALIZED
                                  COST      APPRECIATION       DEPRECIATION    APPRECIATION
                                  ----      ------------       ------------    ------------
Active Bond Fund ..........  $ 5,359,734    $   63,117          $ (24,179)      $   38,938
Global Bond Fund ..........    9,734,688        95,542             (5,913)          89,629
Small Capitalization
  Value Fund ..............    8,584,266     1,212,441           (240,394)         972,047
Dividend Performers
  Fund ....................   17,767,073     3,611,485            (38,002)       3,573,483
Multi-Sector Growth
  Fund ....................   35,279,814     4,022,930           (528,000)       3,494,930
Small Capitalization
  Growth Fund .............    2,527,037       650,181            (65,393)         584,788
International Equity
  Fund ....................    7,414,301       701,929           (193,087)         508,842

NOTE D --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended February 28, 1998, reclassifications have been made in each Fund's capital accounts which represent the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of February 28, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications have no impact on the net asset value of the Funds. The calculation of net investment income per share in the financial highlights excludes these adjustments.

                                                                    ACCUMULATED
                                   CAPITAL    UNDISTRIBUTED NET     NET REALIZED
                                   PAID-IN  INVESTMENT INCOME/LOSS  GAIN (LOSS)
                                   -------  ----------------------  -----------
Active Bond Fund .................. $    3       $     (3)            $     --
Global Bond Fund...................     --       (163,182)             163,182
Small Capitalization Value Fund ...     --          1,030               (1,030)
Dividend Performers Fund ..........     --             --                   --
Multi-Sector Growth Fund .......... (8,119)        (4,860)              12,979
Small Capitalization Growth Fund .. (6,338)         5,738                  600
International Equity Fund .........     --        (32,713)              32,713

================================================================================

                John Hancock Funds -- Institutional Series Trust

INDEPENDENT AUDITORS' REPORT
To the Shareholders and Board of Trustees of John Hancock Institutional Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of John Hancock Institutional Series Trust (comprising, respectively, John Hancock Active Bond Fund, John Hancock Global Bond Fund, John Hancock Small Capitalization Value Fund (formerly John Hancock Fundamental Value Fund), John Hancock Dividend Performers Fund, John Hancock Multi-Sector Growth Fund, John Hancock Small Capitalization Growth Fund (formerly John Hancock Small Capitalization Equity Fund), and John Hancock International Equity Fund) (The "Funds") as of February 28, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended February 28, 1998, and the financial highlights for each of the years in the two-year period ended February 28, 1998 and the period from the commencement of operations to February 28, 1996. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting John Hancock Institutional Series Trust at February 28, 1998, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Boston, Massachusetts
April 3, 1998


TAX INFORMATION (Unaudited)

The Funds designated the following as long-term capital gain dividends during the fiscal year ended February 28, 1998. The capital gain dividends are further broken down into two capital gain tax rates, 28% and 20%, respectively.
   Additionally, the following dividend distributions qualify for the dividends received deduction available to corporations.

                                TOTAL       28%       20%     DIVIDENDS
                               CAPITAL     RATE      RATE     RECEIVED
                                GAINS      GAINS     GAINS    DEDUCTION
                                -----      -----     -----    ---------
Active Bond Fund ..........  $       --  $     --  $     --       --%
Global Bond Fund ..........       1,355     1,355        --       --
Small Capitalization
  Value Fund ..............     244,957    61,778   183,179     6.46
Dividend Performers
  Fund ....................     647,534   409,874   237,660    22.14
Multi-Sector Growth Fund ..   1,282,665   871,345   411,320     5.05
Small Capitalization
  Growth Fund .............          --        --        --       --
International Equity
  Fund ....................          --        --        --     1.38

================================================================================

  John Hancock Funds -- Institutional Series Trust -- Dividend Performers Fund

Dividend Increases (Unaudited)

Listed below are the most recent dividend increases for the common stocks held in the Dividend Performers Fund as of February 28, 1998
--------------------------------------------------------------------------------

                                                                  PERCENT OF
COMPANY                                                        DIVIDEND INCREASE
-------                                                        -----------------
Abbott Laboratories ..........................................        12.50%
AFLAC Corp. ..................................................         15.0
Air Products & Chemicals, Inc. ...............................          9.1
AMP, Inc. ....................................................          4.0
Automatic Data Processing, Inc. ..............................         15.2
Banc One Corp. ...............................................         11.7
Baxter International, Inc. ...................................          3.0
Becton Dickinson & Co. .......................................         11.5
Bemis Company, Inc. ..........................................         11.1
BetzDearborn, Inc. ...........................................          1.3
Century Telephone Enterprise, Inc. ...........................          2.8
C.H. Robinson Worldwide, Inc. ................................          8.1
Chubb Corp. ..................................................          7.4
ConAgra, Inc. ................................................         14.7
Dayton Hudson Corp. ..........................................         12.5
Dover Corp. ..................................................         11.5
DuPont (E.I.) De Nemours & Co. ...............................         10.5
Ecolab, Inc. .................................................         18.8
Emerson Electric Co. .........................................          9.3
First Union Corp. ............................................         15.6
General Electric Co. .........................................         15.4
General RE Corp. .............................................          7.8
Grainger (W.W.), Inc. ........................................          8.0
Hasbro, Inc. .................................................         19.9
Hewlett-Packard Co. ..........................................         16.7
Home Depot, Inc. .............................................         25.0
Honeywell, Inc. ..............................................          3.7
Hubbell, Inc. (Class B) ......................................         10.8
IKON Office Solutions, Inc. ..................................         24.0
Interpublic Group, Inc. ......................................         14.7
Johnson & Johnson ............................................         15.8
Key Corp. ....................................................         10.5
Leggett & Platt, Inc. ........................................          7.7
Masco Corp. ..................................................          9.1
McGraw-Hill Companies, Inc. ..................................         15.8
Merck & Co. ..................................................          6.0
Mobil Corp. ..................................................          3.6
NationsBank Corp. ............................................         10.0
Norwest Corp. ................................................         25.0
Parker Hannifin Corp. ........................................         11.1
Pentair, Inc. ................................................         14.3
PepsiCo, Inc. ................................................          8.8
Philip Morris Cos., Inc. .....................................         20.0
Pitney Bowes, Inc. ...........................................         15.9
Questar Corp. ................................................          3.3
RPM, Inc. ....................................................          7.7
Reliastar Financial Corp. ....................................         10.7
Sara Lee Corp. ...............................................          9.5
Sigma-Aldrich Corp. ..........................................         12.0
Schulman (A), Inc. ...........................................         10.5
Sonoco Products Corp. ........................................          9.1
Sysco Corp. ..................................................         13.3
Travelers Group, Inc. ........................................         25.0
UNUM Corp. ...................................................          3.5
Wal-Mart Stores, Inc. ........................................         28.6
                                                                      -----
       The average dividend increase for this group was 11.70%        11.70%
                                                                      =====


Historical Data (Unaudited)

The table below shows the record of the Dividend Performers Fund during past periods.
--------------------------------------------------------------------------------

                                       PER SHARE
                  --------------------------------------------------
 YEAR               SHARES      DIVIDENDS   NET ASSET  CAPITAL GAINS
 ENDED            OUTSTANDING  FROM INCOME    VALUE     DISTRIBUTION
 -----            -----------  -----------    -----     ------------
February 29, 1996    326,898      $0.19      $10.15        $0.074
February 28, 1997    727,948      $0.18      $11.91        $0.190
February 28, 1998  1,399,614      $0.17      $14.92        $0.920

================================================================================

                                                            --------------
  [LOGO] JOHN HANCOCK FUNDS                                    Bulk Rate
         A Global Investment Management Firm                 U.S. Postage
                                                                 PAID
  101 Huntington Avenue, Boston, MA  02199-7603              Randolph, MA
  1-800-755-4371   1-800-554-6713 (TDD)                      Permit No. 75
  Internet: www.jhancock.com/funds                          --------------



--------------------------------------------------------------------------------
   This report is for the information of shareholders of the John Hancock Institutional Series Trust. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[RECYCLE LOGO] Printed on Recycled Paper                              KB00A 2/98
                                                                            4/98

                                  ANNUAL REPORT
================================================================================

                                [GRAPHIC OMITTED]

                                  Institutional
                                  Series Trust

                           Independence Balanced Fund
                             Independence Value Fund
                  Independence Diversified Core Equity Fund II
                            Independence Growth Fund
                     Independence Medium Capitalization Fund

                                FEBRUARY 28, 1998

                         [LOGO] JOHN HANCOCK FUNDS
                                A Global Investment Management Firm

=============================== Table of Contents ==============================

                                                                          Page

1) Chairman's Message...................................................    3

2) Portfolio Manager Commentary

   This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

   John Hancock Independence Balanced Fund..............................    4
   John Hancock Independence Value Fund ................................    7
   John Hancock Independence Diversified Core Equity Fund II............   10
   John Hancock Independence Growth Fund................................   13
   John Hancock Independence Medium Capitalization Fund.................   16

3) Financial Statements.................................................   19

4) Notes To Financial Statements........................................   50

                     ---------------------------------------
                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                 JAMES F. CARLIN
                             WILLIAM H. CUNNINGHAM*
                                CHARLES F. FRETZ
                              HAROLD R. HISER, JR.
                                 ANNE C. HODSDON
                                CHARLES L. LADNER
                               LEO E. LINBECK, JR.
                              PATRICIA P. MCCARTER*
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                       LT. GEN NORMAN H. SMITH, USMC (RET)
                                 JOHN P. TOOLAN
                          * MEMBERS OF AUDIT COMMITTEE

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                               ROBERT G. FREEDMAN
                                VICE CHAIRMAN AND
                            CHIEF INVESTMENT OFFICER
                     ---------------------------------------

                     ---------------------------------------
                                 ANNE C. HODSDON
                                    PRESIDENT
                                 JAMES B. LITTLE
                            SENIOR VICE PRESIDENT AND
                             CHIEF FINANCIAL OFFICER
                                 SUSAN S. NEWTON
                          VICE PRESIDENT AND SECRETARY
                               JAMES J. STOKOWSKI
                          VICE PRESIDENT AND TREASURER
                                THOMAS H. CONNORS
                            SECOND VICE PRESIDENT AND
                               COMPLIANCE OFFICER

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                              BOSTON, MA 02217-1000
                     ---------------------------------------

                     ---------------------------------------
                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                              BOSTON, MA 02199-7603

                              INVESTMENT SUBADVISER
                    INDEPENDENCE INVESTMENT ASSOCIATES, INC.
                                 53 STATE STREET
                                BOSTON, MA 02109

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                              BOSTON, MA 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                                BOSTON, MA 02109

                              INDEPENDENT AUDITORS
                              DELOITTE & TOUCHE LLP
                                125 SUMMER STREET
                              BOSTON, MA 02110-1617
                     ---------------------------------------

============================== CHAIRMAN'S MESSAGE ==============================

DEAR FELLOW SHAREHOLDERS:

The stock market astounded many in 1997 by producing a record-breaking third straight year of 20%-plus returns. Bond investors also enjoyed the benefits of a strong economy with no inflation. After such a remarkable performance, many are wondering what the markets will do for an encore in 1998.

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

   Within the first two months of the year, for instance, we saw two different sides of the market. In January, the market underwent rapid mood swings and barely advanced at all. While news on the domestic inflation and economic fronts remained good, investors were still trying to determine how much of the Asian financial crisis would filter through the U.S. economy and corporate profits. Each week, it seemed, investors either had on their rose-colored glasses or had taken them off. Then in February, fears apparently dissipated, and the market rallied to new all-time highs by the month's end.

   It's impossible to know what will happen next in the markets. But whether it's a continued strong move forward or a retreat, we recommend keeping a long-term perspective. It also makes sense to set realistic expectations, since the market has registered three years of record-breaking 20%-plus annual returns.

   After such a strong advance in equities, it also could be time to rebalance your portfolio, if you haven't already, to maintain your desired targets of diversification. As part of that process, make sure that your investment strategies still reflect your individual objectives, time horizons and risk tolerance. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,


/s/ Edward J. Boudreau, Jr.

          EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                     BY JANE A. SHIGLEY AND JEFFREY B. SAEF
                        FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                           Independence Balanced Fund

               Stocks continue their advance and bonds gain steam

"...U.S. Treasuries posted outsized gains..."

Stocks steadily advanced over the past year, thanks to the healthy U.S. economy and its contribution to strong corporate profit growth. After suffering from bouts of volatility triggered by inflation fears that proved groundless, bonds staged an impressive rally in the second half of the Fund's fiscal year. Part of the rebound was due to global investors' seeking safety amid the economic and currency problems in Southeast Asia. For the year ended February 28, 1998, John Hancock Independence Balanced Fund posted a total return of 20.44% at net asset value. That compared to the average balanced fund's 21.18% return, according to Lipper Analytical Services, Inc. During the same one-year period, a 50/50 blended index combining the Standard & Poor's 500 Stock Index and the Lehman Brothers Government/Corporate Bond Index (L.B.G.C.) returned 22.58%. For longer-term performance information, see page 6. During the period, we altered the Fund's asset allocation to more closely align with our competitors' typical allocation of 60% stocks and 40% bonds. By the end of the period, our stock allocation had grown to 60% of the Fund's net assets, while our bond holdings fell to 37%.


--------------------------------------------------------------------------------
["Pie chart with the heading "Portfolio Diversification" at the bottom left hand column. The chart is divided into 4 sections. Going from top left to right; Stocks 60%; Bonds 37%; Other Assets 1%; Short-Term Investments 2%. Footnote below states "As a percentage of net assets on February 28, 1998."]
--------------------------------------------------------------------------------

Stocks: Winners and laggards

The Fund benefited from the good performance of a diversified mix of holdings. In the financial sector, brokerage company Morgan Stanley, Dean Witter, Discover saw rising profits generated by strong trading and investment banking activity, while credit card company MBNA rose on healthy consumer spending and falling interest costs. Problems in Southeast Asia provided a boost for many domestically oriented companies, including Lowe's and Home Depot. These companies also benefited from rising spending on building and home improvement. Health-care company Bristol-Myers Squibb made a strong second half showing, stemming from the anticipated introduction of several new drugs and management's continued commitment to improving shareholder value. We lost ground in

================================================================================

                     JOHN HANCOCK INDEPENDENCE BALANCED FUND

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the year ended February 28, 1998." The chart is scaled in increments of 10% with 30% at the top and 0% at the bottom. The first represents the 20.44% total return for John Hancock Independence Balanced Fund. The second represents the 21.18% total return for John Hancock Average balance fund. The third represents the 22.58% total return for 50% S&P 500 Stock Index/50% L.B.G.C. Bond Index. A Footnote below reads "The total return for John Hancock Independence Balanced Fund is at net asset value with all distributions reinvested. The average balanced fund is tracked by Lipper Analytical Services, Inc. The S&P 500 Stock Index and the Lehman Brothers Government/Corporate Bond Index are unmanaged indicies commonly used as broad measures of stock and bond performance. The performance of these indicies is tracked by The Frank Russell Company. See the following page for historical
performance                                                       information."]
--------------------------------------------------------------------------------

the energy and paper sectors, as oil and pulp prices fell. Despite fairly decent first-half gains, British Petroleum, Atlantic Richfield, Chevron and International Paper all posted flat or negative returns in the second half of the period.

Treasuries gain ground; corporates falter

After spending the first half overshadowed by corporate bonds, U.S. Treasuries posted outsized gains in the second half of the period and made a positive contribution to the Fund's performance. We also benefited from our changing exposure to mortgage-backed securities. Our relatively large stake through July provided us with good gains. Then, our pared-back stake by the year's end helped us avoid much of the losses they incurred when fears grew that prepayments would accelerate as interest rates fell. Our relatively heavy weighting in corporate bonds, on the other hand, had a mixed impact on performance, helping throughout September when they outpaced Treasuries, but retracting somewhat for the remainder of the period. In the late fall, investors became increasingly concerned that the turmoil in Southeast Asia could put pressure on U.S. corporate earnings growth. Those concerns, coupled with the record supply of corporate bonds issued in January, pushed corporate bond prices down to what we viewed as attractive levels given their fundamentals. Taking advantage of price weakness, we added to our stake in corporates during the final months of the period.

Outlook

In our view, inflation should remain subdued and the U.S. economy should continue to post modest growth -- both positives for stocks and bonds. That said, we also believe that corporate earnings growth will likely slow from last year's incredible pace. Given that outlook, it appears that stocks may be priced somewhat expensively now. As the market digests news of slower corporate earnings and how Southeast Asia's problems could impact worldwide growth, we think there could be a fairly significant level of market volatility. Whatever the market does next, we'll stick to our discipline in search of companies whose stock prices are inexpensive while their fundamentals are improving. As for bonds, we think that corporate securities will likely outpace U.S. Treasuries in the months to come, so we're likely to maintain our relatively large stake, as well as look for a point at which to re-enter the mortgage market.

"...corporate earnings growth
will likely slow..."

================================================================================

                     JOHN HANCOCK INDEPENDENCE BALANCED FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1997

                                                     SINCE
                                           ONE     INCEPTION
                                          YEAR     (7/6/95)
                                          ----     --------
Cumulative Total Returns                 17.42%     41.58%
Average Annual Total Returns(1)          17.42%     15.00%

                                      YIELD

As of February 28, 1998

                                              SEC 30-DAY
                                                YIELD
                                                -----
John Hancock Independence Balanced Fund         2.76%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.90% of the Fund's average daily net assets. Without the limitation of expenses, the total return for the one-year and since inception periods would have been 17.18% and 13.44%, respectively.

                                WHAT HAPPENED TO
                            A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Independence Balanced Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in a 50/50 blended index of the Standard & Poor's 500 Stock Index and the Lehman Brothers Government/Corporate Bond Index. The Standard & Poor's 500 Stock Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index that measures the performance of U.S. corporate bonds and Yankee bonds.

--------------------------------------------------------------------------------
Line chart with the heading Independence Balanced Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of a 50% blend of the Standard & Poor's 500 Stock Index and the Lehman Brothers Government/Corporate Bond Index and is equal to $409,596 as of February 28, 1998. The second line represents the value of the hypothetical $250,000 investment made in the Independence Balanced Fund on July 6, 1995 and is equal to $371,390 as of February 28, 1998.
--------------------------------------------------------------------------------

================================================================================

              BY COREEN KRAYSLER FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                             Independence Value Fund

                    Healthy economy sends U.S. stocks soaring

Good times for the economy often translate into good times for the stock market. This past year was no exception. The economy grew at a moderate pace, inflation and interest rates stayed in check and consumer confidence was strong. At the same time, U.S. corporations worked hard to increase productivity and expand profit margins. The result was another year of double-digit earnings growth, record asset inflows, and rising stock prices. With so many positive forces at work, corrections in March and August were short-lived. Even the turmoil in Asia during October caused only a brief, yet steep, tumble in U.S. stocks. When the year was through, large-company growth stocks accounted for much of the market's gains, with top performance coming from the finance and consumer goods

--------------------------------------------------------------------------------
[Chart at the bottom left hand column. Header states "Top Five Common Stock Holdings" they are numbered one to five. One being the highest and five the lowest. The first represents Bell Atlantic 4.5%. The second represents
BankAmerica 3.8%. The third represents Ford Motor Co. 3.2%. The fourth represents Mobil Corp 2.9%. The fifth represents Hartford Financial Services Group 2.7%. The footnote at the bottom states "As a percentage of net assets on February 28, 1998."]
--------------------------------------------------------------------------------

sectors. John Hancock Independence Value Fund had a heavy stake in both mega-cap and bank stocks. This helped the Fund return 32.97% at net asset value for the year ended February 28, 1998. By comparison, the average growth and income fund returned 29.40% over the same period, according to Lipper Analytical Services, Inc., while the Russell 1000 Value Index returned 33.70%. For longer-term performance information, please see page 9.

Largest investments boost returns

The Fund did well by sticking to its disciplined investment strategy. As always, we matched the Fund's characteristics to those of the Russell 1000 Value Index. In doing so, we selected stocks with the best return prospects -- those with cheap prices and the potential for improving fundamentals. Our top contributor to performance -- and third largest investment -- was Ford Motor Co., which returned 79% for the period. Although domestic auto sales were modest, Ford benefited from focusing on profitability more than market share.

   In the finance sector, bank stocks in general prospered from better loan growth. BankAmerica, the Fund's second largest investment, posted a return of 39% for the period. Its

"...bank stocks in general prospered..."

================================================================================

                      JOHN HANCOCK INDEPENDENCE VALUE FUND

"We expect favorable economic conditions to push stock prices even higher..."

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the year ended February 28, 1998." The chart is scaled in increments of 10% with 40% at the top and 0% at the bottom. The first represents the 32.97% total return for John Hancock Independence Value Fund. The second represents the 29.40% total return Average growth and income fund. The third represents the 33.70% total return for the Russell 1000 Value Index. A Footnote below reads "The total return for John Hancock Independence Value Fund is at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services, Inc. The Russell 1000 Value Index is unmanged index comprised of stocks of companies from the Russell 1000 index with a less-than-average growth orientation. See the following pages for historical information."]
--------------------------------------------------------------------------------

stock price rose as the bank's new management team began divesting weak businesses, buying back stock, closing less profitable branches, and focusing on lower-cost distribution methods. Insurance stocks likewise benefited from lower interest rates, in addition to strong life insurance and annuity sales. Our largest investment in this sector was Hartford Financial Services Group. Its earnings grew through its exclusive selling relationship with the American Association of Retired Persons, as well as strength in its annuity and auto insurance businesses. Other top performers included utilities stocks, which did especially well late in the year when uncertainty about the Asian crisis forced many investors to look for safer havens closer to home. Our most sizable investments in this area were two telephone companies -- Bell Atlantic and US WEST Communications Group. Bell Atlantic's stock has done well following its merger with NYNEX, and US WEST's stock has taken off amid takeover speculation.

   Oil and gas stocks were not as fortunate, lagging the market because of weaker oil prices. Even so, Mobil -- our fourth largest investment -- managed to return 21% for the period. It benefited from having the biggest percentage of fixed margin oil production in the business and stronger-than-expected results domestically, but was held back by disappointing results internationally and weak chemical prices. We continue to own the stock, believing that Mobil has good growth prospects given its strong balance sheet, potential for share buybacks, and cost-cutting program.

A look ahead

Despite the stock market's height, we're still finding stocks that are cheap with improving earnings prospects. We recently bought Northern Telecom, a company in the high-growth telecommunications industry with a superior wireless product. Stocks like this make us optimistic about the Fund's prospects, as does the market's outlook. We expect favorable economic conditions to push stock prices even higher, although future gains may be more modest. Volatility may also increase, especially as events in Asia and the Middle East unfold. Regardless of what happens, we believe our disciplined investment strategy will best equip us to match the return of our benchmark, the Russell 1000 Value Index.

================================================================================

                      JOHN HANCOCK INDEPENDENCE VALUE FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1997

                                                     SINCE
                                           ONE     INCEPTION
                                          YEAR     (10/2/95)
                                          ----     ---------
Cumulative Total Returns                 30.63%      69.85%
Average Annual Total Returns(1)          30.63%      26.59%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.95% of the Fund's average daily net assets. Without the limitation of expenses, the total return for the one-year and since inception periods would have been 29.65% and 17.72%, respectively.

                                WHAT HAPPENED TO
                            A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Independence Value Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Russell 1000 Value Index--an unmanaged capitalization weighted, price-only index, which is comprised of 1,000 of the largest capitalized U.S.-domiciled companies whose common stock is traded on the New York Stock Exchange. The securities in this index have a less-than-average growth orientation.

--------------------------------------------------------------------------------
Line chart with the heading Independence Value Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Russell 1000 Value Index and is equal to $461,270 as of February 28, 1998. The second line represents the value of the hypothetical $250,000 investment made in the Independence Value Fund on October 2, 1995 and is equal to $459,358 as of February 28, 1998.
--------------------------------------------------------------------------------

================================================================================

                BY PAUL MCMANUS FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                            Independence Diversified
                              Core Equity Fund II

           Ideal economic environment propels U.S. stocks to new highs

"...financial stocks were among the biggest contributors..."

Stocks continued their bull-market charge throughout the last 12 months amid an ideal climate for financial assets. The economy was buoyant, interest rates stayed low and inflation never raised its head, despite the tightest labor market in more than 20 years. The result was solid corporate profits and expanding stock valuations. For a good part of the year, the market's advance was dominated by the larger-company stocks that lured investors with their strong and stable earnings growth. They had a brief spring and summer retrenchment because investors thought their prices had soared to lofty levels. In October, big-company stocks again took center stage as a secure place to be in the wake of Asian currency and financial turmoil. In the

--------------------------------------------------------------------------------
[Chart at the bottom left hand column. Header states "Top Five Common Stock Holdings" they are numbered one to five. One being the highest and five the lowest. The first represents Lucent Technologies 2.7%. The second represents
General Electric 2.6%. The third represents Microsoft 2.5%. The fourth represents Cendant 2.4%. The fifth represents General Re 2.4%. The footnote at the bottom states "As a percentage of net assets on February 28, 1998."]
--------------------------------------------------------------------------------

latter part of the Fund's fiscal year, the market's advance had broadened to include a wider range of companies. By the end of February, the market had reached historic highs, and for the year, the broad market, as measured by the Standard & Poor's 500 Stock Index, returned 35.00%, including reinvested dividends. John Hancock Independence Diversified Core Equity Fund II also prospered. For the year ended February 28, 1998, the Fund posted a total return of 33.61% at net asset value. That compared favorably with the 29.40% return of the average growth and income fund, according to Lipper Analytical Services, Inc. Longer-term performance information can be found on page 12.

Performance review

Throughout the year, financial stocks were among the biggest contributors to the Fund's performance. The combination of falling interest rates, growing profits and heightened industry consolidations propelled such Fund holdings as Travelers Group, General Re and Citicorp. We continued to overweight the finance sector since the fundamentals remain attractive, but we

================================================================================

            JOHN HANCOCK INDEPENDENCE DIVERSIFIED CORE EQUITY FUND II

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the year ended February 28, 1998." The chart is scaled in increments of 10% with 40% at the top and 0% at the bottom. The first represents the 33.61% total return for John Hancock Independence Diversified Core Equity Fund II. The second represents the 29.40% total return Average growth and income fund. The third represents the 35.00% total return for the S&P 500 Stock Index. A Footnote below reads "The total return for John Hancock Independence Diversified Core Equity Fund II is at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services, Inc. The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks. See the following page for historical
performance                  information.                   "                  ]
--------------------------------------------------------------------------------

made several shifts within the sector during the year. We placed more emphasis on insurance companies, since their prices remain relatively attractive, while many bank stocks have risen to the point that they currently reflect the value of any potential mergers. We also became more focused on domestic names, such as Norwest, which are less connected to the Asian markets.

   Indeed, our domestic focus increased during the year across several industry sectors. We sold or cut back companies where we had reduced our earnings estimates based on exposure to Asia, such as DuPont, Dow Chemical and United Technologies. In their place, we bought or upped our stake in more domestically focused companies in the telephone and retail sectors, as well as select technology names such as Cisco Systems.

   In addition to financial stocks, we were boosted by our health-care stocks, particularly the large drug companies such as Merck and Warner-Lambert. Their strong flow of new products has propelled revenues and earnings. What's more, some of our specialty retailers, such as building supplier Home Depot and Lowe's, a regional Home Depot equivalent, have done well thanks to the strong economy and heightened consumer confidence. This confidence, however, didn't help some apparel companies, which are still struggling with overcapacity and a slowdown in orders. As a result, we sold our stakes in Nike and Nine West.

Outlook

As stock investors, we couldn't ask for a better economic environment, and that keeps our outlook positive for stocks in 1998. The economy, even if it slows, shows signs that it will continue to grow at a reasonable pace, while the interest-rate picture remains good, given tame inflation and a balanced budget. That said, we do not believe it is reasonable to expect the market to produce a fourth year of 20%-plus returns. No matter what the market does next, we'll stick to our disciplined approach to buying companies with attractive stock prices and improving earnings prospects. We remain focused on providing shareholders with above-average total returns by investing in a diversified stock portfolio that has a risk level comparable to that of the S&P 500. By combining elements of both growth and value investing, our strategy helps us stay in the hunt regardless of which investment style is currently in favor.

"The economy...shows signs that it will continue to grow at a reasonable pace..."

================================================================================

            JOHN HANCOCK INDEPENDENCE DIVERSIFIED CORE EQUITY FUND II

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1997

                                                     SINCE
                                           ONE     INCEPTION
                                          YEAR     (3/10/95)
                                          ----     ---------
Cumulative Total Returns                 29.49%     95.66%
Average Annual Total Returns(1)          29.49%     26.94%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.70% of the Fund's average daily net assets. However, for the year ended February 28, 1998, the Fund's expense ratio was 0.65% of the Fund's average daily net assets. Without the limitation of expenses, the total return for the since inception period would have been 26.92%.

                                WHAT HAPPENED TO
                            A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Independence Diversified Core Equity Fund II would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

--------------------------------------------------------------------------------
Line chart with the heading Independence Diversified Core Equity Fund II, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $556,863 as of February 28, 1998. The second line represents the value of the hypothetical $250,000 investment made in the Independence Diversified Core Equity Fund II on March 10, 1995 and is equal to $533,198 as of February 28, 1998.
--------------------------------------------------------------------------------

================================================================================

              BY COREEN KRAYSLER FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                            Independence Growth Fund

                  U.S. stocks deliver robust returns, thanks to
                           favorable market conditions

Once again, stocks catapulted to new records this past year. And it was easy to see why. Consumer confidence was strong, while both inflation and interest rates remained low. At the same time, corporations enjoyed increases in productivity, expanded profit margins, and double-digit earnings growth. As the market climbed to new heights, investors poured money into stocks and stock funds. The market's momentum was so strong that corrections last March and August derailed the market only briefly. In October, as the Asian financial crisis unfolded, stock prices took another plunge, but soon bounced back. Leading the market's charge were large-company stocks with a history of steady earnings growth. This benefited many U.S. stock indices, which posted exceptionally strong results.

--------------------------------------------------------------------------------
[Chart at the bottom left hand column. Header states "Top Five Common Stock Holdings" they are numbered one to five. One being the highest and five the lowest. The first represents Lucent Technologies 4.2%. The second represents General Electric 4.1%. The third represents PepsiCo 4.1%. The fourth represents Abbott Laboratories 3.6%. The fifth represents Microsoft 3.3%. The footnote at the bottom states "As a percentage of net assets on February 28, 1998."]
--------------------------------------------------------------------------------

The Russell 1000 Growth Index, for example, returned 36.04% for the year ended February 28, 1998. John Hancock Independence Growth Fund returned 40.52% at net asset value for the same period. This was well ahead of the average growth fund, which returned 30.39%, according to Lipper Analytical Services, Inc. For longer-term performance information, please see page 15.

Superior stock selection makes the difference

Our goal is to beat the Russell 1000 Growth Index through our stock picking. To do this, we match the index's characteristics. Then we use a combination of in-depth research and computer modeling to select cheap stocks with improving fundamentals. Our largest investment was Lucent Technologies, a telecommunications company that has benefited from industry deregulation, the explosion in voice, mobile and wireless communications and the huge growth in data transmission over the Internet. In addition, the company has rejuvenated its corporate culture, improved productivity, and cut costs. The stock returned over 100% for the period. Our second largest investment, General Electric, also did well, returning 54% for the period. GE has

"Our goal is to beat the Russell 1000 Growth Index..."

================================================================================

                      JOHN HANCOCK INDEPENDENCE GROWTH FUND


"...the market has demonstrated remarkable resilience..."

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the year ended February 28, 1998." The chart is scaled in increments of 15% with 45% at the top and 0% at the bottom. The first represents the 40.52% total return for John Hancock Independence Growth Fund. The second represents the 30.39% total return Average growth fund. The third represent the 36.04% total return for the Russell 1000 Growth Index. A Footnote below reads "The total return for John Hancock Independence Growth Fund is at net asset value with all distributions reinvested. The average growth fund is tracked by Lipper Analytical Services, Inc. The Russell 1000 is an unmanaged index comprised of stocks with a greater-than-average growth orientation. It is comprised of the largest 1000 public companies in the Unites States equity markets. See the following page for historical performance information." ]
--------------------------------------------------------------------------------

continued to benefit from strong cash flow, terrific management, good international growth, a stock buy-back program, and progress in quality improvement.

   In the technology sector, our biggest stake was in Microsoft, the largest and most profitable seller of computer software. Despite Justice Department investigations into the company's marketing practices and a rout in technology stocks during the fourth quarter, Microsoft's stock returned 73% for the period. Earnings grew from the company's rapid and successful entry into client-server and multimedia technologies, both of which generate high margins. In addition, Microsoft increased revenues through selling service and maintenance contracts. Our biggest investment in the medical sector was Abbott Laboratories, which kept pace with the market's gains thanks to accelerated growth in the company's diagnostic division and strategic alliances with other drug companies. Merck and Bristol-Myers Squibb also did well because of their strong pipelines of new products.

   Despite the favorable market environment, some stocks struggled. PepsiCo posted a disappointing return due to a substantial investment in new packaging. We held on, however, convinced that the company could benefit from further restructuring. By contrast, we sold stocks like Fruit of the Loom and Komag (a hard drive manufacturer), whose outlooks remained poor given the overcapacity in their respective industries.

Positive prospects

Although stock prices are at all-time highs, we remain confident. Economic conditions remain ideal, and there's every reason to believe the stock market could continue to go higher. The pace may be more moderate, however, with continued bouts of volatility. But the market has demonstrated remarkable resilience, which bodes well for the future. Similarly, we're optimistic about the Fund's prospects. Even though assets have more than doubled over the past six months, the Fund is still very manageable. And there's no shortage of stocks that meet our criteria. Among the names we've purchased recently are Travelers Group, which has great growth opportunities from exploiting its cross-selling opportunities. We'll continue to follow a disciplined investment strategy in search of stocks like these that can form a diversified portfolio and deliver optimal results going forward.

================================================================================

                      JOHN HANCOCK INDEPENDENCE GROWTH FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1997

                                                     SINCE
                                           ONE     INCEPTION
                                          YEAR     (10/2/95)
                                          ----     ---------
Cumulative Total Returns                 36.22%     72.13%
Average Annual Total Returns(1)          36.22%     27.35%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.95% of the Fund's average daily net assets. Without the limitation of expenses, the total return for the one-year and since inception periods would have been 33.27% and 16.32%, respectively.

                                WHAT HAPPENED TO
                            A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Independence Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Russell 1000 Growth Index--an unmanaged capitalization weighted price-only index, which is comprised of 1,000 of the largest capitalized U.S.-domiciled companies whose common stock is traded on the New York Stock Exchange. The securities in this index have a less-than-average growth orientation.

--------------------------------------------------------------------------------
Line chart with the heading Independence Growth Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $250,000 investment made in the Independence Growth Fund on October 2, 1995 and is equal to $484,208 as of February 28, 1998. The second line represents the value of the Russell 1000 Growth Index and is equal to $461,270 as of February 28, 1998.
--------------------------------------------------------------------------------

================================================================================

               BY DAVID CANAVAN FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                               Independence Medium
                              Capitalization Fund

                     Medium-cap stocks post strong returns,
                       gain ground on larger counterparts

"Among the top contributors...were our financial holdings."

Medium-capitalization stocks gathered considerable steam during the past year, and ended up posting their best results in several years. The period got off to a rather weak start when investors were intensely focused on large-company stocks, sending them to record high after record high while medium-cap stocks languished. But by late summer, the pendulum had started to swing in favor of mid-cap stocks. Worried that they had bid up large-company stocks to unreasonable levels given their growth prospects, investors began to turn their sights toward mid-sized companies in search of more rea-

--------------------------------------------------------------------------------
[Chart at the bottom left hand column. Header states "Top Five Common Stock Holdings" they are numbered one to five. One being the highest and five the lowest. The first represents Hartford Financial Services Group 2.9%. The second represents Cendant Corp. 2.1%. The third represents Commerica 2.1%. The fourth represents Bankers Trust 2.1%. The fifth represents FPL Group 1.9%. The footnote at the bottom states "As a percentage of net assets on February 28, 1998."]
--------------------------------------------------------------------------------

sonably priced alternatives. Furthermore, the strength of the U.S. dollar became problematic for many large companies which, as a result, began to warn of lower earnings. The future earnings growth of these large, multinational companies was of particular concern throughout the fall when economic and currency problems in Southeast Asia surfaced. With 30% of U.S. exports going to Asia, investors fretted that an economic slowdown in that region would further curtail large-company earnings. The more domestically oriented medium-cap stocks began to benefit from this concern and outpaced large-company stocks throughout most of the remainder of the year. Although January was a bit challenging for mid-cap stocks, February saw them quickly regaining their footing.

Strategy and performance review

For the year ended February 28, 1998, John Hancock Independence Medium Capitalization Fund had a strong total return of 37.30% at net asset value. For the same period, the average mid-cap fund returned 28.87%, according to

================================================================================

              JOHN HANCOCK INDEPENDENCE MEDIUM CAPITALIZATION FUND

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the year ended February 28, 1998." The chart is scaled in increments of 10% with 40% at the top and 0% at the bottom. The first represents the 37.30% total return for John Hancock Independence Medium Capitalization Fund. The second represents the 28.87% total return Average mid-cap fund. The third represent the 33.53% total return for the Callan Medium Capitalization Index. A Footnote below reads "The total return for John Hancock Medium Capitalization Fund is at net asset value with all distributions reinvested. The average mid-cap fund is tracked by Lipper Analytical Services, Inc. The Callan Medium Capitalization Index is an unmanaged index commonly used as a broad measure of performance of the stocks of companies with market capitalizations of $1 billion to $5 billion. See the following page for historical performance information." ]
--------------------------------------------------------------------------------

Lipper Analytical Services, Inc., and the Callan Medium Capitalization Index returned 33.53%. Please see page 18 for longer-term performance information. The key to our performance was stock selection. We believe that the most attractive stocks combine cheapness with improving fundamentals -- meaning a company's basic business is getting better. While this strategy wasn't necessarily in sync with the market's first-half focus on earnings growth at any price, it proved itself nicely in the second half of the year.

   Among the top contributors to the Fund's results were our financial holdings. A wave of mergers and acquisitions among banks, brokers and insurers, coupled with a favorable interest-rate environment, propelled our holdings in savings and loan H.F. Ahmanson and bank holding company Northern Trust. Consolidation was also a theme that ran through the airline and hotel industries. Delta Air Lines, Northwest Airlines and Southwest Airlines scored big on the transportation front, and Promus Hotel Corp. was a big winner in the lodging sector. Domestically oriented companies including Home Depot, Lowe's, Montana Power and Florida Power and Light (FPL Group) came on strong after the Southeast Asia crisis surfaced.

   Our technology holdings proved to be a mixed bag. While they were some of our biggest winners in the first half of the year, they were among our disappointments over the past six months. Our energy holdings -- including Baker Hughes, Consolidated Natural Gas and Phillips Petroleum -- also performed poorly in the second half as the price of oil declined.

Outlook

Our view is that stocks can continue to perform well in 1998, although it would be unlikely that they will duplicate last year's outsized gains. The economic crisis in Southeast Asia presents a good news/bad news situation for U.S. stocks. The good news is that a slowdown there could translate into a slower U.S. economy, thereby removing the need for the Federal Reserve Board to raise interest rates. The bad news is that corporate earnings are likely to slow somewhat. Our outlook calls for earnings to grow a still respectable 10% to 12% in 1998, down from their torrid pace in 1997. We believe that if the U.S. economy remains healthy and the international economy slows, the more domestically oriented, attractively-priced mid-cap sector of the market is poised to outpace the larger, multinational stocks.

"...stocks can continue to perform well in 1998..."

================================================================================

              JOHN HANCOCK INDEPENDENCE MEDIUM CAPITALIZATION FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1997

                                                     SINCE
                                           ONE     INCEPTION
                                          YEAR     (10/2/95)
                                          ----     ---------
Cumulative Total Returns                 33.09%     63.25%
Average Annual Total Returns(1)          33.09%     24.38%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 1.00% of the Fund's average daily net assets. Without the limitation of expenses, the total return for the one-year and since inception periods would have been 32.71% and 22.28%, respectively.

                                WHAT HAPPENED TO
                            A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Independence Medium Capitalization Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Callan Medium Capitalization Index--an unmanaged index that covers 25% of the Callan Broad Market Index, with companies that range from approximately $1 billion to $5 billion in capitalization.

--------------------------------------------------------------------------------
Line chart with the heading Independence Medium Capitalization Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $250,000 investment made in the Independence Medium Capitalization Fund on October 2, 1995 and is equal to $451,937 as of February 28, 1998. The second line represents the value of the Callan Medium Capitalization Index and is equal to $428,930 as of February 28, 1998.
--------------------------------------------------------------------------------

============================= FINANCIAL STATEMENTS =============================

                 John Hancock Funds - Institutional Series Trust

Statements of Assets and Liabilities
February 28, 1998
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                                                  INDEPENDENCE   INDEPENDENCE
                                                                                                  BALANCED FUND   VALUE FUND
                                                                                                  -------------   ----------
Assets:
  Investments at value - Note C:
   Common stocks (cost - $40,012,507 and $6,511,327, respectively) .............................   $46,368,696   $ 7,739,256
   Corporate bonds (cost - $18,188,279 and none, respectively) .................................    18,440,485            --
   U.S. government and agencies securities (cost - $10,188,543 and none, respectively) .........    10,195,159            --
   Short-term investments (cost - $1,619,000 and $24,000, respectively) ........................     1,619,000        24,000
   Corporate savings account ...................................................................           972           270
                                                                                                   -----------   -----------
                                                                                                    76,624,312     7,763,526
  Receivable for investments sold ..............................................................       130,044            --
  Receivable for shares sold ...................................................................         4,328            --
  Dividends receivable .........................................................................        74,104        21,844
  Interest receivable ..........................................................................       502,605             9
  Deferred organization expenses - Note A ......................................................         4,402         4,519
  Other assets .................................................................................           264             6
                                                                                                   -----------   -----------
                    Total Assets ...............................................................    77,340,059     7,789,904
                    --------------------------------------------------------------------------------------------------------

Liabilities:
  Payable for shares repurchased ...............................................................       148,332        21,208
  Payable to John Hancock Advisers, Inc. and affiliates - Note B ...............................        32,480           407
  Accounts payable and accrued expenses ........................................................        42,786        20,929
                                                                                                   -----------   -----------
                    Total Liabilities ..........................................................       223,598        42,544
                    --------------------------------------------------------------------------------------------------------

Net Assets:
  Capital paid-in ..............................................................................    69,244,979     6,074,436
  Accumulated net realized gain on investments .................................................       871,115       423,900
  Net unrealized appreciation of investments ...................................................     6,615,031     1,227,931
  Undistributed net investment income ..........................................................       385,336        21,093
                                                                                                   -----------   -----------
                    Net Assets .................................................................   $77,116,461   $ 7,747,360
                    ========================================================================================================

Net Asset Value Per Share:
  (based on 6,752,112 and 556,145 shares, respectively, of beneficial interest
  outstanding - unlimited number of shares authorized with no par value) .......................   $     11.42   $     13.93
============================================================================================================================

The Statement of Assets and Liabilities is each Fund's balance sheet and shows the value of what the Fund owns, is due and owes as of February 28, 1998. You'll also find the net asset value per share as of that date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                 John Hancock Funds - Institutional Series Trust

Statements of Assets and Liabilities (continued)
February 28, 1998
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                                                                       INDEPENDENCE
                                                                                        INDEPENDENCE                      MEDIUM
                                                                                      DIVERSIFIED CORE  INDEPENDENCE  CAPITALIZATION
                                                                                       EQUITY FUND II    GROWTH FUND       FUND
                                                                                       --------------   ------------   ------------
Assets:
  Investments at value - Note C:
    Common stocks (cost - $430,101,366, $3,824,708 and $7,223,068, respectively) .....   $557,349,077   $  4,559,799   $  9,576,907
    Short-term investments (cost - $14,129,000, $52,000 and $147,000, respectively) ..     14,129,000         52,000        147,000
    Corporate savings account ........................................................            345            173            557
                                                                                         ------------   ------------   ------------
                                                                                          571,478,422      4,611,972      9,724,464
  Receivable for investments sold ....................................................             --             --          4,462
  Receivable for shares sold .........................................................         59,677             --             --
  Dividends receivable ...............................................................        922,407          4,065         11,695
  Interest receivable ................................................................          4,438             18             48
  Receivable from John Hancock Advisers, Inc. - Note B ...............................             --          7,877             --
  Deferred organization expenses - Note A ............................................          3,835          4,519          4,519
  Other assets .......................................................................          8,560              5            171
                                                                                         ------------   ------------   ------------
                       Total Assets ..................................................    572,477,339      4,628,456      9,745,359
                       ------------------------------------------------------------------------------------------------------------

Liabilities:
  Payable for shares repurchased .....................................................         36,643             --             --
  Payable to John Hancock Advisers, Inc. and affiliates - Note B .....................          8,560             --          4,343
  Accounts payable and accrued expenses ..............................................        338,719         22,961         19,240
                                                                                         ------------   ------------   ------------
                       Total Liabilities .............................................        383,922         22,961         23,583
                       ------------------------------------------------------------------------------------------------------------

Net Assets:
  Capital paid-in ....................................................................    424,477,020      3,742,196      7,061,732
  Accumulated net realized gain on investments .......................................     19,579,819        127,561        299,222
  Net unrealized appreciation of investments .........................................    127,248,355        735,092      2,353,853
  Undistributed net investment income ................................................        788,223            646          6,969
                                                                                         ------------   ------------   ------------
                       Net Assets ....................................................   $572,093,417   $  4,605,495   $  9,721,776
                       ============================================================================================================

Net Asset Value Per Share:
  (based on 37,292,376, 309,512 and 730,875 shares, respectively, of beneficial
  interest outstanding - unlimited number of shares authorized with no par value) ....   $      15.34   $      14.88   $      13.30
====================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                 John Hancock Funds - Institutional Series Trust

Statements of Operations
Year ended February 28, 1998
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                                                  INDEPENDENCE         INDEPENDENCE
                                                                                                  BALANCED FUND         VALUE FUND
                                                                                                  -------------         ----------
Investment Income:
  Interest .................................................................................        $ 1,644,582         $    12,598
  Dividends (net of foreign withholding tax of $1,969 and $848, respectively) ..............            359,078             139,409
                                                                                                    -----------         -----------
                                                                                                      2,003,660             152,007
                                                                                                    -----------         -----------
  Expenses:
    Investment management fee - Note B .....................................................            317,469              47,689
    Custodian fee ..........................................................................             57,049              17,341
    Registration and filing fees ...........................................................             49,738              22,613
    Transfer agent fee - Note B ............................................................             22,676               2,981
    Auditing fee ...........................................................................             11,300              11,300
    Financial services fee - Note B ........................................................              8,091               1,067
    Printing ...............................................................................              6,204               7,111
    Trustees' fees .........................................................................              4,413                 508
    Organization expense - Note A ..........................................................              1,872               1,748
    Miscellaneous ..........................................................................              1,276                 554
    Legal fees .............................................................................                457                  64
                                                                                                    -----------         -----------
                       Total Expenses ......................................................            480,545             112,976
                       ------------------------------------------------------------------------------------------------------------
                       Less Expense Reductions - Note B ....................................            (72,371)            (56,345)
                       ------------------------------------------------------------------------------------------------------------
                       Net Expenses ........................................................            408,174              56,631
                       ------------------------------------------------------------------------------------------------------------
                       Net Investment Income ...............................................          1,595,486              95,376
                       ------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments:
  Net realized gain on investments sold ....................................................          1,714,204             617,872
  Change in net unrealized appreciation of investments .....................................          5,930,015           1,060,357
                                                                                                    -----------         -----------
                       Net Realized and Unrealized Gain on Investments .....................          7,644,219           1,678,229
                       ------------------------------------------------------------------------------------------------------------
                       Net Increase in Net Assets Resulting from Operations ................        $ 9,239,705         $ 1,773,605
                       ============================================================================================================

The Statement of Operations summarizes for each of the Funds, the investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                 John Hancock Funds - Institutional Series Trust

Statements of Operations (continued)
Year ended February 28, 1998
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                                                                       INDEPENDENCE
                                                                                        INDEPENDENCE                      MEDIUM
                                                                                      DIVERSIFIED CORE  INDEPENDENCE  CAPITALIZATION
                                                                                       EQUITY FUND II    GROWTH FUND       FUND
                                                                                       --------------    -----------   -------------
Investment Income:
  Dividends (net of foreign withholding tax of $37,334, $161 and $223, respectively)..   $  7,392,699   $     21,610   $    112,606
  Interest ...........................................................................        407,419          5,247         12,480
                                                                                         ------------   ------------   ------------
                                                                                            7,800,118         26,857        125,086
                                                                                         ------------   ------------   ------------

  Expenses:
   Investment management fee - Note B ................................................      2,212,037         16,618         57,318
   Transfer agent fee - Note B .......................................................        221,204          1,039          3,582
   Custodian fee .....................................................................        174,015         11,933         12,279
   Registration and filing fees ......................................................        109,477         22,056          2,303
   Financial services fee - Note B ...................................................         79,447            371          1,287
   Trustees' fees ....................................................................         35,215            224            567
   Auditing fee ......................................................................         11,300         11,300         11,300
   Miscellaneous .....................................................................         10,960            702            573
   Legal fees ........................................................................          7,497             11            127
   Printing ..........................................................................          3,646          7,109          6,588
   Organization expense - Note A .....................................................          1,898          1,748          1,748
                                                                                         ------------   ------------   ------------
                    Total Expenses ...................................................      2,866,696         73,111         97,672
                    ---------------------------------------------------------------------------------------------------------------
                    Less Expense Reductions - Note B .................................             --        (53,378)       (26,025)
                    ---------------------------------------------------------------------------------------------------------------
                    Net Expenses .....................................................      2,866,696         19,733         71,647
                    ---------------------------------------------------------------------------------------------------------------
                    Net Investment Income ............................................      4,933,422          7,124         53,439
                    ---------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments:
  Net realized gain on investments sold ..............................................     54,376,230        211,135        730,981
  Change in net unrealized appreciation of investments ...............................     73,641,789        599,553      1,628,168
                                                                                         ------------   ------------   ------------
                    Net Realized and Unrealized Gain on Investments ..................    128,018,019        810,688      2,359,149
                    ---------------------------------------------------------------------------------------------------------------
                    Net Increase in Net Assets Resulting from Operations .............   $132,951,441   $    817,812   $  2,412,588
                    ===============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                 John Hancock Funds - Institutional Series Trust

Statements of Changes in Net Assets
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                            INDEPENDENCE                      INDEPENDENCE
                                                                            BALANCED FUND                      VALUE FUND
                                                                    -----------------------------     -----------------------------
                                                                       YEAR ENDED FEBRUARY 28,            YEAR ENDED FEBRUARY 28,
                                                                    -----------------------------     -----------------------------
                                                                        1997            1998              1997             1998
                                                                    ------------     ------------     ------------     ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ........................................    $    312,000     $  1,595,486     $     21,128     $     95,376
  Net realized gain on investments sold ........................         191,257        1,714,204           60,494          617,872
  Change in net unrealized appreciation of investments .........         514,502        5,930,015          109,991        1,060,357
                                                                    ------------     ------------     ------------     ------------
   Net Increase in Net Assets from Operations ..................       1,017,759        9,239,705          191,613        1,773,605
                                                                    ------------     ------------     ------------     ------------
Distributions to Shareholders: *
  Dividends from net investment income .........................        (264,635)      (1,287,391)         (18,692)         (78,693)
  Distributions from net realized gain on investments sold .....         (84,382)        (970,387)         (39,488)        (218,123)
                                                                    ------------     ------------     ------------     ------------
   Total Distributions to Shareholders .........................        (349,017)      (2,257,778)         (58,180)        (296,816)
                                                                    ------------     ------------     ------------     ------------
From Fund Share Transactions: **
  Shares sold ..................................................       9,549,116       81,192,471          514,840        8,846,958
  Shares issued to shareholders in reinvestment of
    distributions ..............................................         348,838        2,258,195           58,180          296,816
                                                                    ------------     ------------     ------------     ------------
                                                                       9,897,954       83,450,666          573,020        9,143,774
  Less shares repurchased ......................................      (2,628,947)     (26,408,815)         (65,038)      (4,196,521)
                                                                    ------------     ------------     ------------     ------------
   Net Increase ................................................       7,269,007       57,041,851          507,982        4,947,253
                                                                    ------------     ------------     ------------     ------------

Net Assets:
  Beginning of period ..........................................       5,154,934       13,092,683          681,903        1,323,318
                                                                    ------------     ------------     ------------     ------------
  End of period (including undistributed net investment
    income of $76,825, $385,336, $4,118 and $21,093,
    respectively) ..............................................    $ 13,092,683     $ 77,116,461     $  1,323,318     $  7,747,360
                                                                    ============     ============     ============     ============
* Distributions to Shareholders:
  Per share dividends from net investment income ...............    $     0.3399     $     0.3496     $     0.1878     $     0.1303
                                                                    ------------     ------------     ------------     ------------
  Per share distributions from net realized gain
    on investments sold ........................................    $     0.0831     $     0.1479     $     0.3968     $     0.3613
                                                                    ------------     ------------     ------------     ------------
** Analysis of Fund Share Transactions:
  Shares sold ..................................................         996,538        7,672,953           50,457          747,624
  Shares issued to shareholders in reinvestment
    of distributions ...........................................          36,803          213,374            5,605           23,538
                                                                    ------------     ------------     ------------     ------------
                                                                       1,033,341        7,886,327           56,062          771,162
  Less shares repurchased ......................................        (274,027)      (2,450,824)          (6,435)        (336,616)
                                                                    ------------     ------------     ------------     ------------
   Net Increase ................................................         759,314        5,435,503           49,627          434,546
                                                                    ============     ============     ============     ============

The Statement of Changes in Net Assets shows how the value of each Fund's net assets has changed since the end of the previous period. The difference reflects net investment income, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the period, along with the per share amount of distributions made to shareholders of each Fund for the period indicated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                 John Hancock Funds - Institutional Series Trust

Statements of Changes in Net Assets (continued)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                    INDEPENDENCE DIVERSIFIED CORE           INDEPENDENCE
                                                                           EQUITY FUND II                    GROWTH FUND
                                                                   ------------------------------    ------------------------------
                                                                      YEAR ENDED FEBRUARY 28,            YEAR ENDED FEBRUARY 28,
                                                                   ------------------------------    ------------------------------
                                                                       1997             1998             1997              1998
                                                                   -------------    -------------    -------------    -------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ........................................   $   4,229,282    $   4,933,422    $       3,356    $       7,124
  Net realized gain on investments sold ........................      19,375,843       54,376,230           82,811          211,135
  Change in net unrealized appreciation of investments .........      31,355,986       73,641,789           90,749          599,553
                                                                   -------------    -------------    -------------    -------------
   Net Increase in Net Assets from Operations ..................      54,961,111      132,951,441          176,916          817,812
                                                                   -------------    -------------    -------------    -------------
Distributions to Shareholders: *
  Dividends from net investment income .........................      (4,049,756)      (4,912,959)          (3,202)          (7,336)
  Distributions from net realized gain on investments sold .....     (10,321,883)     (45,208,159)         (35,190)        (132,773)
                                                                   -------------    -------------    -------------    -------------
   Total Distributions to Shareholders .........................     (14,371,639)     (50,121,118)         (38,392)        (140,109)
                                                                   -------------    -------------    -------------    -------------
From Fund Share Transactions: **
  Shares sold ..................................................     129,325,966      265,869,777          197,312        3,657,210
  Shares issued to shareholders in reinvestment of
   distributions ...............................................      14,371,926       50,122,592           38,392          140,097
                                                                   -------------    -------------    -------------    -------------
                                                                     143,697,892      315,992,369          235,704        3,797,307
  Less shares repurchased ......................................     (52,937,315)    (146,757,914)         (40,370)        (752,800)
                                                                   -------------    -------------    -------------    -------------
   Net Increase ................................................      90,760,577      169,234,455          195,334        3,044,507
                                                                   -------------    -------------    -------------    -------------

Net Assets:
  Beginning of period ..........................................     188,678,590      320,028,639          549,427          883,285
                                                                   -------------    -------------    -------------    -------------
  End of period (including undistributed net investment
   income of $767,464, $788,223, $566 and $646,
   respectively) ...............................................   $ 320,028,639    $ 572,093,417    $     883,285    $   4,605,495
                                                                   =============    =============    =============    =============
* Distributions to Shareholders:
  Per share dividends from net investment income ...............   $      0.1937    $      0.1667    $      0.0407    $      0.0266
                                                                   -------------    -------------    -------------    -------------
  Per share distributions from net realized gain on
   investments sold and foreign currency transactions ..........   $      0.4361    $      1.3273    $      0.4478    $      0.4820
                                                                   -------------    -------------    -------------    -------------
** Analysis of Fund Share Transactions:
  Shares sold ..................................................      11,159,217       18,671,866           21,181          274,154
  Shares issued to shareholders in reinvestment of
   distributions ...............................................       1,201,115        3,704,135            3,764           10,945
                                                                   -------------    -------------    -------------    -------------
                                                                      12,360,332       22,376,001           24,945          285,099
  Less shares repurchased ......................................      (4,501,092)     (10,157,269)          (3,871)         (55,833)
                                                                   -------------    -------------    -------------    -------------
   Net Increase ................................................       7,859,240       12,218,732           21,074          229,266
                                                                   =============    =============    =============    =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

                 John Hancock Funds - Institutional Series Trust

Statements of Changes in Net Assets (continued)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                                                       INDEPENDENCE MEDIUM
                                                                                                       CAPITALIZATION FUND
                                                                                                  ----------------------------
                                                                                                    YEAR ENDED FEBRUARY 28,
                                                                                                  ----------------------------
                                                                                                       1997        1998
                                                                                                  ------------    ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ........................................................................  $     55,030    $     53,439
  Net realized gain on investments sold ........................................................       225,644         730,981
  Change in net unrealized appreciation of investments .........................................       433,951       1,628,168
                                                                                                  ------------    ------------
   Net Increase in Net Assets from Operations ..................................................       714,625       2,412,588
                                                                                                  ------------    ------------
Distributions to Shareholders: *
  Dividends from net investment income .........................................................       (55,362)        (56,108)
  Distributions from net realized gain on investments sold .....................................      (129,653)       (523,103)
                                                                                                  ------------    ------------
   Total Distributions to Shareholders .........................................................      (185,015)       (579,211)
                                                                                                  ------------    ------------
From Fund Share Transactions: **
  Shares sold ..................................................................................     1,356,381      10,618,575
  Shares issued to shareholders in reinvestment of distributions ...............................       185,014         579,211
                                                                                                  ------------    ------------
                                                                                                     1,541,395      11,197,786
  Less shares repurchased ......................................................................      (754,037)     (8,549,263)
                                                                                                  ------------    ------------
   Net Increase ................................................................................       787,358       2,648,523
                                                                                                  ------------    ------------

Net Assets:
  Beginning of period ..........................................................................     3,922,908       5,239,876
                                                                                                  ------------    ------------
  End of period (including undistributed net investment income of $9,347 and
   $6,969, respectively) .......................................................................  $  5,239,876    $  9,721,776
                                                                                                  ============    ============
* Distributions to Shareholders:
  Per share dividends from net investment income ...............................................  $     0.1247    $     0.0901
                                                                                                  ------------    ------------
  Per share distributions from net realized gain on investments sold ...........................  $     0.2919    $     0.8402
                                                                                                  ------------    ------------
** Analysis of Fund Share Transactions:
  Shares sold ..................................................................................       137,397         859,487
  Shares issued to shareholders in reinvestment of distributions ...............................        18,576          49,044
                                                                                                  ------------    ------------
                                                                                                       155,973         908,531
  Less shares repurchased ......................................................................       (77,092)       (678,916)
                                                                                                  ------------    ------------
   Net Increase ................................................................................        78,881         229,615
                                                                                                  ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

  John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                            FOR THE PERIOD JULY 6, 1995    YEAR ENDED FEBRUARY 28,
                                                                            (COMMENCEMENT OF OPERATIONS)  ------------------------
                                                                                TO FEBRUARY 29, 1996         1997          1998
                                                                                ---------------------     ----------     ---------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..........................................   $   8.50              $     9.25     $    9.94
                                                                                    --------              ----------     ---------
  Net Investment Income (3) .....................................................       0.25                    0.38          0.38
  Net Realized and Unrealized Gain on Investments ...............................       0.63                    0.73          1.60
                                                                                    --------              ----------     ---------
     Total from Investment Operations ...........................................       0.88                    1.11          1.98
                                                                                    --------              ----------     ---------

  Less Distributions:
   Dividends from Net Investment Income .........................................      (0.13)                  (0.34)        (0.35)
   Distributions from Net Realized Gain on Investments Sold .....................         --                   (0.08)        (0.15)
                                                                                    --------              ----------     ---------
     Total Distributions ........................................................      (0.13)                  (0.42)        (0.50)
                                                                                    --------              ----------     ---------
  Net Asset Value, End of Period ................................................   $   9.25              $     9.94     $   11.42
                                                                                    ========              ==========     =========
  Total Investment Return at Net Asset Value (6) ................................      10.42%(2)               12.36%        20.44%
  Total Adjusted Investment Return at Net Asset Value (6,7) .....................       7.36%(2)               11.62%        20.28%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ......................................   $  5,155              $   13,093     $  77,116
  Ratio of Expenses to Average Net Assets .......................................       0.90%(1)                0.90%         0.90%
  Ratio of Adjusted Expenses to Average Net Assets (4,5) ........................       5.58%(1)                1.64%         1.06%
  Ratio of Net Investment Income to Average Net Assets ..........................       3.96%(1)                3.96%         3.52%
  Ratio of Adjusted Net Investment Income (Loss) to Average Net Assets (4,5) ....      (0.72%)(1)               3.22%         3.36%
  Portfolio Turnover Rate .......................................................         31%                    149%          224%
  Fee Reduction Per Share (3) ...................................................   $   0.29              $     0.07     $    0.02
  Average Brokerage Commission Rate (8) .........................................        N/A              $   0.0276     $  0.0059

(1) Annualized.
(2) Not annualized.
(3) Based on the average of the shares outstanding at the end of each month.
(4) Unreimbursed, without fee reduction.
(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(6) Total investment return assumes dividend reinvestment.
(7) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(8) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

   John Hancock Funds - Institutional Series Trust -- Independence Value Fund

Financial Highlights (continued)

The following table includes selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                           FOR THE PERIOD OCTOBER 2, 1995   YEAR ENDED FEBRUARY 28,
                                                                            (COMMENCEMENT OF OPERATIONS)    -----------------------
                                                                                 TO FEBRUARY 29, 1996          1997        1998
                                                                                 --------------------        --------    --------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...........................................    $      8.50            $   9.47    $  10.88
                                                                                      -----------            --------    --------
  Net Investment Income (3) ......................................................           0.10                0.23        0.21
  Net Realized and Unrealized Gain on Investments ................................           0.96                1.77        3.33
                                                                                      -----------            --------    --------
     Total from Investment Operations ............................................           1.06                2.00        3.54
                                                                                      -----------            --------    --------

  Less Distributions:
   Dividends from Net Investment Income ..........................................          (0.09)              (0.19)      (0.13)
   Distributions from Net Realized Gain on Investments Sold ......................             --               (0.40)      (0.36)
                                                                                      -----------            --------    --------
     Total Distributions .........................................................          (0.09)              (0.59)      (0.49)
                                                                                      -----------            --------    --------
  Net Asset Value, End of Period .................................................    $      9.47            $  10.88    $  13.93
                                                                                      ===========            ========    ========
  Total Investment Return at Net Asset Value (6) .................................          12.52%(2)           21.36%      32.97%
  Total Adjusted Investment Return at Net Asset Value (6,7) ......................          (1.18%)(2)          15.92%      32.02%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .......................................    $       682            $  1,323    $  7,747
  Ratio of Expenses to Average Net Assets ........................................           0.95%(1)            0.95%       0.95%
  Ratio of Adjusted Expenses to Average Net Assets (4,5) .........................          34.06%(1)            6.39%       1.90%
  Ratio of Net Investment Income to Average Net Assets ...........................           2.81%(1)            2.26%       1.60%
  Ratio of Adjusted Net Investment Income (Loss) to Average Net Assets (4,5) .....         (30.30%)(1)          (3.18%)      0.65%
  Portfolio Turnover Rate ........................................................             12%                 66%        119%
  Fee Reduction Per Share (3) ....................................................    $      1.22            $   0.55    $   0.12
  Average Brokerage Commission Rate (8) ..........................................            N/A            $ 0.0233    $ 0.0304

(1) Annualized.
(2) Not annualized.
(3) Based on the average of the shares outstanding at the end of each month.
(4) Unreimbursed, without fee reduction.
(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(6) Total investment return assumes dividend reinvestment.
(7) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(8) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

               John Hancock Funds - Institutional Series Trust --
                  Independence Diversified Core Equity Fund II

Financial Highlights (continued)

The following table includes selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                           FOR THE PERIOD MARCH 10, 1995    YEAR ENDED FEBRUARY 28,
                                                                            (COMMENCEMENT OF OPERATIONS)    -----------------------
                                                                                 TO FEBRUARY 29, 1996          1997        1998
                                                                                 --------------------        --------    --------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...........................................    $      8.50            $  10.96    $  12.76
                                                                                      -----------            --------    --------
  Net Investment Income (3) ......................................................           0.20                0.20        0.17
  Net Realized and Unrealized Gain on Investments and Foreign Currency
     Transactions ................................................................           2.38                2.23        3.91
                                                                                      -----------            --------    --------
     Total from Investment Operations ............................................           2.58                2.43        4.08
                                                                                      -----------            --------    --------

  Less Distributions:
   Dividends from Net Investment Income ..........................................          (0.11)              (0.19)      (0.17)
   Distributions from Net Realized Gains on Investments Sold and Foreign
     Currency Transactions .......................................................          (0.01)              (0.44)      (1.33)
                                                                                      -----------            --------    --------
     Total Distributions .........................................................          (0.12)              (0.63)      (1.50)
                                                                                      -----------            --------    --------
  Net Asset Value, End of Period .................................................    $     10.96            $  12.76    $  15.34
                                                                                      ===========            ========    ========
  Total Investment Return at Net Asset Value (6) .................................          30.48%(2)           22.63%      33.61%
  Total Adjusted Investment Return at Net Asset Value (6,7) ......................          30.42%(2)             N/A         N/A

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .......................................    $   188,679            $320,029    $572,093
  Ratio of Expenses to Average Net Assets ........................................           0.70%(1)            0.67%       0.65%
  Ratio of Adjusted Expenses to Average Net Assets (4,5) .........................           0.76%(1)             N/A         N/A
  Ratio of Net Investment Income to Average Net Assets ...........................           2.00%(1)            1.65%       1.12%
  Ratio of Adjusted Net Investment Income to Average Net Assets (4,5) ............           1.94%(1)             N/A         N/A
  Portfolio Turnover Rate ........................................................             39%                 81%         76%
  Fee Reduction Per Share (3) ....................................................    $      0.01                 N/A         N/A
  Average Brokerage Commission Rate (8) ..........................................            N/A            $ 0.0420    $ 0.0459

(1) Annualized.
(2) Not annualized.
(3) Based on the average of the shares outstanding at the end of each month.
(4) Unreimbursed, without fee reduction.
(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(6) Total investment return assumes dividend reinvestment.
(7) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(8) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

   John Hancock Funds - Institutional Series Trust -- Independence Growth Fund

Financial Highlights (continued)

The following table includes selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                           FOR THE PERIOD OCTOBER 2, 1995   YEAR ENDED FEBRUARY 28,
                                                                            (COMMENCEMENT OF OPERATIONS)    -----------------------
                                                                                 TO FEBRUARY 29, 1996          1997        1998
                                                                                 --------------------        --------    --------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...........................................    $      8.50            $   9.29    $  11.01
                                                                                      -----------            --------    --------
  Net Investment Income (3) ......................................................           0.03                0.05        0.04
  Net Realized and Unrealized Gain on Investments ................................           0.81                2.16        4.34
                                                                                      -----------            --------    --------
     Total from Investment Operations ............................................           0.84                2.21        4.38
                                                                                      -----------            --------    --------

  Less Distributions:
   Dividends from Net Investment Income ..........................................          (0.03)              (0.04)      (0.03)
   Distributions from Net Realized Gain on Investments ...........................          (0.02)              (0.45)      (0.48)
                                                                                      -----------            --------    --------
     Total Distributions .........................................................          (0.05)              (0.49)      (0.51)
                                                                                      -----------            --------    --------
  Net Asset Value, End of Period .................................................    $      9.29            $  11.01    $  14.88
                                                                                      ===========            ========    ========
  Total Investment Return at Net Asset Value (6) .................................           9.94%(2)           24.19%      40.52%
  Total Adjusted Investment Return at Net Asset Value (6,7) ......................          (5.63%)(2)          17.40%      37.95%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .......................................    $       549            $    883    $  4,605
  Ratio of Expenses to Average Net Assets ........................................           0.95%(1)            0.95%       0.95%
  Ratio of Adjusted Expenses to Average Net Assets (4,5) .........................          38.57%(1)            7.74%       3.52%
  Ratio of Net Investment Income to Average Net Assets ...........................           0.91%(1)            0.49%       0.34%
  Ratio of Adjusted Net Investment Loss to Average Net Assets (4,5) ..............         (36.71%)(1)          (6.30%)     (2.23%)
  Portfolio Turnover Rate ........................................................             21%                142%         91%
  Fee Reduction Per Share (3) ....................................................    $      1.36            $   0.68    $   0.33
  Average Brokerage Commission Rate (8) ..........................................            N/A            $ 0.0233    $ 0.0315

(1) Annualized.
(2) Not annualized.
(3) Based on the average of the shares outstanding at the end of each month.
(4) Unreimbursed, without fee reduction.
(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(6) Total investment return assumes dividend reinvestment.
(7) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(8) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

               John Hancock Funds - Institutional Series Trust --
                    Independence Medium Capitalization Fund

Financial Highlights (continued)

The following table includes selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                           FOR THE PERIOD OCTOBER 2, 1995   YEAR ENDED FEBRUARY 28,
                                                                            (COMMENCEMENT OF OPERATIONS)    -----------------------
                                                                                 TO FEBRUARY 29, 1996          1997        1998
                                                                                 --------------------        --------    --------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...........................................    $      8.50            $   9.29    $  10.45
                                                                                      -----------            --------    --------
  Net Investment Income (3) ......................................................           0.08                0.12        0.09
  Net Realized and Unrealized Gain on Investments ................................           0.74                1.45        3.69
                                                                                      -----------            --------    --------
     Total from Investment Operations ............................................           0.82                1.57        3.78
                                                                                      -----------            --------    --------

  Less Distributions:
   Dividends from Net Investment Income ..........................................          (0.03)              (0.12)      (0.09)
   Distributions from Net Realized Gain on Investments Sold ......................             --               (0.29)      (0.84)
                                                                                      -----------            --------    --------
     Total Distributions .........................................................          (0.03)              (0.41)      (0.93)
                                                                                      -----------            --------    --------
  Net Asset Value, End of Period .................................................    $      9.29            $  10.45    $  13.30
                                                                                      ===========            ========    ========
  Total Investment Return at Net Asset Value (6) .................................           9.71%(2)           17.19%      37.30%
  Total Adjusted Investment Return at Net Asset Value (6,7) ......................           7.00%(2)           15.49%      36.94%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .......................................    $     3,923            $  5,240    $  9,722
  Ratio of Expenses to Average Net Assets ........................................           1.00%(1)            1.00%       1.00%
  Ratio of Adjusted Expenses to Average Net Assets (4,5) .........................           7.55%(1)            2.70%       1.36%
  Ratio of Net Investment Income to Average Net Assets ...........................           1.94%(1)            1.26%       0.75%
  Ratio of Adjusted Net Investment Income (Loss) to Average Net Assets (4,5) .....          (4.61%)(1)          (0.44%)      0.39%
  Portfolio Turnover Rate ........................................................              3%                 78%         65%
  Fee Reduction Per Share (3) ....................................................    $      0.26            $   0.17    $   0.04
  Average Brokerage Commission Rate (8) ..........................................            N/A            $ 0.0252    $ 0.0276

(1) Annualized.
(2) Not annualized.
(3) Based on the average of the shares outstanding at the end of each month.
(4) Unreimbursed, without fee reduction.
(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(6) Total investment return assumes dividend reinvestment.
(7) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(8) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

  John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

Schedule of Investments
February 28, 1998
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The Schedule of Investments is a complete list of all securities owned by the Independence Balanced Fund on February 28, 1998. It's divided into four main categories: common stocks, corporate bonds, U.S. government and agencies securities and short-term investments. The investments are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                    NUMBER OF       MARKET
ISSUER, DESCRIPTION                                  SHARES          VALUE
-------------------                                  ------          -----

COMMON STOCKS
Aerospace (1.63%)
  Northrop Grumman Corp. ....................         1,400      $  194,600
  Precision Castparts Corp. .................         4,500         249,469
  Raytheon Co. (Class A) * ..................           159           9,222
  United Technologies Corp. .................         9,000         803,813
                                                                 ----------
                                                                  1,257,104
                                                                 ----------
Automobile/Trucks (2.68%)
  Dana Corp. ................................         3,600         196,425
  Ford Motor Co. ............................        16,700         944,594
  General Motors Corp. ......................        10,500         723,844
  Ryder System, Inc. ........................         5,500         201,781
                                                                 ----------
                                                                  2,066,644
                                                                 ----------
Banks - United States (4.58%)
  BankAmerica Corp. .........................         9,800         759,500
  Bankers Trust New York Corp. ..............         2,200         260,150
  Citicorp ..................................         4,800         636,000
  Comerica, Inc. ............................        10,500       1,058,531
  Norwest Corp. .............................        13,500         552,656
  State Street Corp. ........................         4,300         265,794
                                                                 ----------
                                                                  3,532,631
                                                                 ----------
Beverages (0.96%)
  PepsiCo, Inc. .............................        20,200         738,563
                                                                 ----------
Building (0.37%)
  Masco Corp. ...............................         5,200         282,750
                                                                 ----------
Business Services (0.93%)
  Cendant Corp. * ...........................        16,872         632,700
  Dun & Bradstreet Corp. ....................         2,500          83,750
                                                                 ----------
                                                                    716,450
                                                                 ----------
Chemicals (1.01%)
  Air Products & Chemicals, Inc. ............         4,300         360,931
  Millennium Chemicals, Inc. ................         4,600         118,738
  Morton International, Inc. ................         5,000         165,313
  Rohm & Haas Co. ...........................         1,300         132,519
                                                                 ----------
                                                                    777,501
                                                                 ----------
Computers (3.89%)
  Adobe Systems, Inc. .......................         4,500         198,842
  Autodesk, Inc. ............................         2,500         118,436
  Bay Networks, Inc.* .......................         2,700          91,461
  Cadence Design Systems, Inc.* .............         4,800         167,700
  Compaq Computer Corp. .....................         8,300         266,119
  Computer Associates International, Inc. ...         5,950         280,394
  Hewlett-Packard Co. .......................         7,900         529,300
  International Business Machines Corp. .....           800          83,550
  Microsoft Corp.* ..........................        11,400         966,150
  Oracle Corp.* .............................         6,000         147,750
  PeopleSoft, Inc.* .........................         3,300         147,469
                                                                 ----------
                                                                  2,997,171
                                                                 ----------
Cosmetics & Personal Care (0.54%)
  Dial Corp. (The) ..........................        14,200         336,363
  Revlon, Inc. (Class A) * ..................         1,700          79,794
                                                                 ----------
                                                                    416,157
                                                                 ----------
Diversified Operations (0.99%)
  Canadian Pacific, Ltd. (Canada)  ..........         7,200         205,650
  National Service Industries Inc. ..........         3,500         194,031
  Textron, Inc. .............................         4,900         367,194
                                                                 ----------
                                                                    766,875
                                                                 ----------
Electronics (3.52%)
  General Electric Co. ......................        17,400       1,352,850
  Intel Corp. ...............................         8,600         771,311
  Linear Technology Corp. ...................         2,400         181,800
  Parker/Hannifin Corp. .....................           900          41,961
  Tektronix, Inc. ...........................         3,200         142,800
  Texas Instruments, Inc. ...................         1,600          92,600
  Thomas & Betts Corp. ......................         2,300         130,381
                                                                 ----------
                                                                  2,713,703
                                                                 ----------
Finance (1.63%)
  American Express Co. ......................         3,700         333,231
  Household International, Inc. .............           300          38,963
  MBNA Corp. ................................         8,300         297,244
  Morgan Stanley, Dean Witter,
   Discover & Co. ...........................         8,400         585,375
                                                                 ----------
                                                                  1,254,813
                                                                 ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

  John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

                                                    NUMBER OF       MARKET
ISSUER, DESCRIPTION                                  SHARES          VALUE
-------------------                                  ------          -----

Food (0.92%)
  ConAgra, Inc. .............................         7,500      $  225,000
  Quaker Oats Co. ...........................         5,000         269,375
  Unilever N.V., American Depositary
   Receipt (ADR) (Netherlands) ..............         3,300         212,231
                                                                 ----------
                                                                    706,606
                                                                 ----------
Instruments - Scientific (0.13%)
  Perkin-Elmer Corp. ........................         1,400         102,463
                                                                 ----------
Insurance (5.61%)
  American International Group, Inc. ........         7,300         877,369
  Equitable Companies, Inc. (The)  ..........         2,600         136,013
  General Re Corp. ..........................         4,600         979,800
  Hartford Financial Services
   Group Inc. (The) .........................         6,600         648,450
  Hartford Life, Inc. (Class A) .............         2,800         120,575
  Marsh & McLennan Companies, Inc. ..........         3,800         329,413
  Travelers Group, Inc. .....................        17,500         975,625
  Travelers Property Casualty Corp. (Class A)         6,400         262,400
                                                                 ----------
                                                                  4,329,645
                                                                 ----------
Machinery (0.23%)
  Cooper Industries, Inc. ...................         2,000         112,250
  Ingersoll-Rand Co. ........................         1,350          64,294
                                                                 ----------
                                                                    176,544
                                                                 ----------
Medical (6.59%)
  Abbott Laboratories .......................        10,900         815,456
  Allegiance Corp. ..........................         1,300          45,338
  Becton/Dickinson & Co. ....................         2,500         159,063
  Bristol-Myers Squibb Co. ..................         5,600         561,050
  Cardinal Health, Inc. .....................         5,000         409,375
  Health Management Associates,
   Inc. (Class A)* ..........................         8,100         225,281
  HEALTHSOUTH Corp.* ........................        18,300         494,100
  Johnson & Johnson .........................         2,800         211,400
  Merck & Co., Inc. .........................         8,100       1,033,256
  Mylan Laboratories, Inc. ..................         7,900         160,963
  Schering-Plough Corp. .....................         8,500         646,531
  Tenet Healthcare Corp.* ...................         8,600         320,888
                                                                 ----------
                                                                  5,082,701
                                                                 ----------
Metal (0.06%)
  Illinois Tool Works, Inc. .................           800          47,950
                                                                 ----------
Mortgage Banking (1.48%)
  Federal National
   Mortgage Association .....................        17,900       1,142,244
                                                                 ----------

Office (2.32%)
  Avery Dennison Corp. ......................         2,200         111,100
  Pitney Bowes, Inc. ........................        20,100         942,188
  Reynolds and Reynolds Co. (The)
   (Class A) ................................         6,800         144,500
  Xerox Corp. ...............................         6,700         594,206
                                                                 ----------
                                                                  1,791,994
                                                                 ----------
Oil & Gas (6.34%)
  Anadarko Petroleum Corp. ..................         1,100          70,950
  Ashland, Inc. .............................         3,100         172,631
  Atlantic Richfield Co. ....................         7,200         559,800
  Baker Hughes, Inc. ........................         2,700         110,531
  British Petroleum Co. PLC (ADR)
   (United Kingdom) .........................         8,600         711,111
  Chevron Corp. .............................         7,600         616,550
  Dresser Industries, Inc. ..................         8,100         361,969
  El Paso Natural Gas Co. ...................         2,700         179,212
  Halliburton Co. ...........................         5,000         232,500
  Mobil Corp. ...............................         7,400         536,038
  Phillips Petroleum Co. ....................        11,100         543,900
  Schlumberger, Ltd. ........................         3,300         248,738
  Texaco Inc. ...............................         6,000         334,875
  USX - Marathon Group ......................         6,000         207,375
                                                                 ----------
                                                                  4,886,180
                                                                 ----------
Paper & Paper Products (0.23%)
  Fort James Corp. ..........................         4,000         181,500
                                                                 ----------
Pollution Control (0.46%)
  Browning-Ferris Industries, Inc. ..........        10,600         353,113
                                                                 ----------
Retail (2.52%)
  Costco Companies, Inc.* ...................         1,200          58,650
  Dayton Hudson Corp. .......................         4,400         340,175
  Home Depot, Inc. (The) ....................        11,000         701,938
  Lowe's Companies, Inc. ....................         4,200         245,438
  Staples, Inc.* ............................         8,850         186,956
  TJX Companies, Inc. .......................         5,200         200,850
  Wal-Mart Stores, Inc. .....................         4,500         208,406
                                                                 ----------
                                                                  1,942,413
                                                                 ----------
Soap & Cleaning Preparations (0.31%)
  Procter & Gamble Co. (The) ................         2,800         237,825
                                                                 ----------
Telecommunications (4.28%)
  A T & T Corp. .............................        11,000         669,625
  Bell Atlantic Corp. .......................        13,100       1,175,725
  Lucent Technologies, Inc. .................        10,439       1,131,327
  Northern Telecom Ltd. (Canada) ............         6,100         325,206
                                                                 ----------
                                                                  3,301,883
                                                                 ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

  John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

                                                    NUMBER OF       MARKET
ISSUER, DESCRIPTION                                  SHARES          VALUE
-------------------                                  ------          -----

Textile (0.80%)
  Jones Apparel Group, Inc.* ................         2,700      $  148,500
  Liz Claiborne, Inc. .......................         3,600         180,000
  Tommy Hilfiger Corp.* .....................         2,500         133,906
  Unifi, Inc. ...............................         4,200         154,350
                                                                 ----------
                                                                    616,756
                                                                 ----------
Tobacco (0.71%)
  Philip Morris Companies, Inc. .............        11,300         490,844
  UST, Inc. .................................         1,500          53,156
                                                                 ----------
                                                                    544,000
                                                                 ----------
Transportation (1.63%)
  Burlington Northern Santa Fe Corp. ........         5,800         577,825
  Norfolk Southern Corp. ....................         1,300          44,769
  Southwest Airlines Co. ....................         9,150         262,491
  UAL Corp.* ................................         4,400         374,550
                                                                 ----------
                                                                  1,259,635
                                                                 ----------
Utilities (2.78%)
  BellSouth Corp. ...........................         4,200         256,200
  Consolidated Natural Gas Co. ..............         2,500         143,750
  Dominion Resources, Inc. ..................         5,600         223,300
  FPL Group, Inc. ...........................         5,800         336,763
  GTE Corp. .................................        15,100         817,288
  NIPSCO Industries, Inc. ...................         6,000         154,125
  US WEST Communications Group ..............         4,100         213,456
                                                                 ----------
                                                                  2,144,882
                                                                 ----------
                          TOTAL COMMON STOCKS
                           (Cost $40,012,507)        (60.13%)    46,368,696
                                                 ----------      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

  John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

                                                                    INTEREST   CREDIT          PAR VALUE             MARKET
ISSUER, DESCRIPTION                                                   RATE     RATING**      (000s OMITTED)           VALUE
-------------------                                                   ----     --------      --------------           -----

CORPORATE BONDS
Automobile/Trucks (2.73%)
  Chrysler Corp.,
   Deb 08-01-97 .................................................      7.400%   A              $     840       $       881,294
  Ford Motor Co.,
   Bond 05-15-97 ................................................      7.700    A1                 1,005             1,101,782
  General Motors Acceptance Corp.,
   Med Term Note 05-22-01 .......................................      6.800    A-                    70                71,362
  General Motors Corp.,
   Deb 12-01-00 .................................................      9.625    A                     50                54,362
                                                                                                               ---------------
                                                                                                                     2,108,800
                                                                                                               ---------------
Banks - United States (1.17%)
  Bankers Trust New York Corp.,
   Sub Note 05-01-05 ............................................      8.250    A-                   590               643,779
  Capital One Bank,
   Sr Note 06-20-00 .............................................      7.350    Baa3                 250               255,175
                                                                                                               ---------------
                                                                                                                       898,954
                                                                                                               ---------------
Beverages (0.28%)
  Coca-Cola Enterprises, Inc.,
   Bond 10-15-36 ................................................      6.700    A+                   210               218,201
                                                                                                               ---------------
Broker Services (0.29%)
  Lehman Brothers Inc.,
   Sr Sub Note 04-15-03 .........................................      7.250    A                    220               226,930
                                                                                                               ---------------
Chemicals (0.07%)
  Monsanto Co.,
   Note 07-01-00 ................................................      6.000    A                     50                49,971
                                                                                                               ---------------
Computers (1.42%)
  International Business Machines Corp.,
   Deb 12-01-96 .................................................      7.125    A+                 1,050             1,098,038
                                                                                                               ---------------
Finance (1.38%)
  CARCO Auto Loan Master Trust,
   Pass Thru Ctf Ser 1997-1 Class A 08-15-04 ....................      6.689    AAA                  220               221,514
  First Union Institutional Capital II,
   Co Gtd 01-01-27 ..............................................      7.850    A1                    80                82,580
  Fleet Capital Trust II,
   Co Gtd 12-11-26 ..............................................      7.920    BBB                  100               104,642
  Mellon Capital II,
   Co Gtd 01-15-27 ..............................................      7.995    BBB+                 150               159,401
  SUSA Partnership, L.P.,
   Note 06-01-17 ................................................      8.200    Baa3                 260               283,317
  Wells Fargo Capital I,
   Bond 12-15-26 ................................................      7.960    BBB+                 200               209,490
                                                                                                               ---------------
                                                                                                                     1,060,944
                                                                                                               ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

  John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

                                                                    INTEREST   CREDIT          PAR VALUE             MARKET
ISSUER, DESCRIPTION                                                   RATE     RATING**      (000s OMITTED)           VALUE
-------------------                                                   ----     --------      --------------           -----

Government - Foreign (0.24%)
  Quebec, Province of,
   Note (Canada) 03-02-26 .......................................      5.735%   A2             $     180       $       185,594
                                                                                                               ---------------
Instruments - Scientific (0.32%)
  Millipore Corporation,
   Note 04-01-07 ................................................      7.500    BBB                  230               243,664
                                                                                                               ---------------
Insurance (0.82%)
  Travelers Group, Inc.,
   Deb 02-15-98 .................................................      6.875    AA-                  650               633,672
                                                                                                               ---------------
Leisure (1.02%)
  Hilton Hotels Corp.,
   Sr Note 07-15-04 .............................................      7.000    BBB                  620               624,018
   Sr Note 04-15-07 .............................................      7.950    BBB                  150               159,282
                                                                                                               ---------------
                                                                                                                       783,300
                                                                                                               ---------------
Media (1.33%)
  News America Holdings Inc.,
   Sr Note 06-01-00 .............................................      7.450    BBB-               1,000             1,024,630
                                                                                                               ---------------
Mortgage Banking (3.30%)
  AMRESCO Commercial Mortgage Funding I Corp.,
   Mtg Pass Thru Ctf Ser 1997-C1 Class A3 06-17-29 ..............      7.190    AAA                  348               365,635
  Camden Property Trust,
   Med Term Note 06-21-04 .......................................      7.172    BBB-                 160               163,571
  Chase Commercial Mortgage Securities Corp.,
   Commercial Pass Thru Ctf Ser 1997-1 Class A2 02-19-07 ........      7.370    AAA                  140               148,711
  Citibank Credit Card Master Trust I,
   Pass Thru Ctf Ser 1998-1 Class A 01-15-03 ....................      5.750    AAA                  810               805,189
  Credit Suisse First Boston Mortgage Securities Corp.,
   Commercial Mtg Pass Thru Ctf Ser 1997-C1 Class A1C 04-20-07 ..      7.240    AAA                  580               610,815
  Merrill Lynch Mortgage Investors, Inc.,
   Mtg Pass Thru Ctf Ser 1997-C1 Class A3 06-18-29 ..............      7.120    AAA                   90                94,373
  Mortgage Capital Funding, Inc.,
   Commercial Mtg Pass Thru Ctf Ser 1996-MC2 Class A1 02-20-04 ..      6.758    Aaa                   48                48,648
  United Dominion Realty Trust Inc.,
   Note 01-15-07 ................................................      7.250    BBB+                 300               305,496
                                                                                                               ---------------
                                                                                                                     2,542,438
                                                                                                               ---------------
Oil & Gas (2.45%)
  Petroleum Geo-Services ASA,
   Note (Norway) 03-31-07 .......................................      7.500    BBB                  810               860,949
  Phillips 66 Capital Trust II,
   Co Gtd 01-15-37 ..............................................      8.000    BBB+                 990             1,031,184
                                                                                                               ---------------
                                                                                                                     1,892,133
                                                                                                               ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

  John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

                                                                    INTEREST   CREDIT          PAR VALUE             MARKET
ISSUER, DESCRIPTION                                                   RATE     RATING**      (000s OMITTED)           VALUE
-------------------                                                   ----     --------      --------------           -----

Real Estate Investment Trust (1.47%)
  Avalon Properties Inc.,
   Note 12-15-07 ................................................      6.875%   BBB            $     390       $       390,917
  Security Capital Industrial Trust,
   Deb 07-01-17 .................................................      7.625    BBB+                  70                72,681
  Simon DeBartolo Group, L.P.,
   Co Gtd 07-15-04 ..............................................      6.750    BBB                  350               348,352
  Spieker Properties L.P.,
   Deb 10-01-27 .................................................      7.500    Baa2                 180               181,658
   Med Term Note 07-19-05 .......................................      8.000    BBB                  110               117,522
   Note 12-01-06 ................................................      7.125    BBB                   20                20,331
                                                                                                               ---------------
                                                                                                                     1,131,461
                                                                                                               ---------------
Real Estate Operations (0.24%)
  Post Apartment Homes, L.P.,
   Med Term Note 04-01-04 .......................................      7.300    BBB+                 180               185,463
                                                                                                               ---------------
Retail (3.53%)
  Sears Roebuck Acceptance Corp.,
   Med Term Note Ser II 06-26-01 ................................      7.130    A-                 1,440             1,484,309
   Med Term Note Ser III 11-05-03 ...............................      6.720    A-                   120               122,424
  Woolworth Corp.,
   Note 06-01-00 ................................................      7.000    BBB-               1,100             1,115,081
                                                                                                               ---------------
                                                                                                                     2,721,814
                                                                                                               ---------------
Telecommunications (0.22%)
  WorldCom, Inc.,
   Sr Note 04-01-07 .............................................      7.750    BBB-                 160               172,768
                                                                                                               ---------------
Transportation (1.33%)
  Delta Air Lines, Inc.,
   Deb 05-15-21 .................................................      9.750    BBB-                 800             1,028,400
                                                                                                               ---------------
Utilities (0.30%)
  Enersis S.A.,
   Note (Chile) 12-01-06 ........................................      6.900    A-                   180               174,056
  GTE Southwest Inc.,
   1st Mtg 11-15-31 .............................................      8.500    AA-                   50                59,254
                                                                                                               ---------------
                                                                                                                       233,310
                                                                                                               ---------------
                                                               TOTAL CORPORATE BONDS
                                                                   (Cost $18,188,279)             (23.91%)          18,440,485
                                                                                               ---------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

  John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

                                                                    INTEREST   CREDIT          PAR VALUE             MARKET
ISSUER, DESCRIPTION                                                   RATE     RATING**      (000s OMITTED)           VALUE
-------------------                                                   ----     --------      --------------           -----

U.S. GOVERNMENT AND AGENCIES SECURITIES
Government - U.S. (13.10%)
  United States Treasury,
   Bond 11-15-26 ................................................      6.500%   AAA            $     800       $       856,248
   Note 02-28-99 ................................................      5.875    AAA                3,100             3,109,207
   Note 05-15-99 ................................................      6.375    AAA                2,745             2,770,721
   Note 08-15-03 ................................................      5.750    AAA                2,710             2,725,664
   Note 10-15-06 ................................................      6.500    AAA                  610               641,927
                                                                                                               ---------------
                                                                                                                    10,103,767
                                                                                                               ---------------
Government - U.S. Agencies (0.12%)
  Federal National Mortgage Assn.,
   30 Yr SF Pass Thru Ctf 08-16-00 ..............................      6.360    AAA                   90                91,392
                                                                                                               ---------------
                                                          TOTAL U.S. GOVERNMENT AND
                                                                AGENCIES SECURITIES
                                                                 (Cost $10,188,543)               (13.22%)          10,195,159
                                                                                               ---------       ---------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.10%)
  Investment in a joint repurchase agreement
   transaction with SBC Warburg, Inc.-
   Dated 02-27-98, Due 03-02-98 (secured by U. S.
   Treasury Bonds 8.00% thru 10.625%, Due
   08-15-15 thru 11-15-21) - Note A .............................      5.630                       1,619             1,619,000
                                                                                                               ---------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95% ...........................................                                                          972
                                                                                                               ---------------
                                                       TOTAL SHORT-TERM INVESTMENTS                (2.10%)           1,619,972
                                                                                               ---------       ---------------
                                                                  TOTAL INVESTMENTS               (99.36%)          76,624,312
                                                                                               ---------       ---------------
                                                  OTHER ASSETS AND LIABILITIES, NET                (0.64%)             492,149
                                                                                               ---------       ---------------
                                                                   TOTAL NET ASSETS              (100.00%)         $77,116,461
                                                                                               =========       ===============

* Non-income producing security.
** Credit ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisers, Inc. where Standard and Poor's ratings are not available. Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer, however, security is U.S. dollar denominated. The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

   John Hancock Funds - Institutional Series Trust -- Independence Value Fund

Schedule of Investments
February 28, 1998
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The Schedule of Investments is a complete list of all securities owned by the Independence Value Fund on February 28, 1998. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                    NUMBER OF       MARKET
ISSUER, DESCRIPTION                                  SHARES          VALUE
-------------------                                  ------          -----

COMMON STOCKS
Aerospace (3.12%)
  Goodrich (B.F.) Co. .......................           700      $   34,694
  Northrop Grumman Corp. ....................           100          13,900
  Precision Castparts Corp. .................           100           5,544
  United Technologies Corp. .................         2,100         187,556
                                                                 ----------
                                                                    241,694
                                                                 ----------
Automobile/Trucks (6.34%)
  Borg-Warner Automotive, Inc. ..............           200          11,725
  Dana Corp. ................................           900          49,106
  Ford Motor Co. ............................         4,400         248,875
  General Motors Corp. ......................         2,599         179,200
  Meritor Automotive, Inc. ..................           100           2,500
                                                                 ----------
                                                                    491,406
                                                                 ----------
Banks - United States (16.49%)
  Bank of New York Co., Inc. ................           800          46,850
  BankAmerica Corp. .........................         3,800         294,500
  Bankers Trust New York Corp. ..............         1,400         165,550
  Citicorp ..................................         1,100         145,750
  Comerica, Inc. ............................         1,700         171,381
  First Union Corp. .........................         3,500         184,406
  NationsBank Corp. .........................           900          61,650
  Northern Trust Corp. ......................           200          15,213
  Norwest Corp. .............................         3,800         155,562
  State Street Corp. ........................           600          37,088
                                                                 ----------
                                                                  1,277,950
                                                                 ----------
Beverages (0.33%)
  PepsiCo, Inc. .............................           700          25,594
                                                                 ----------
Building (0.88%)
  Centex Corp. ..............................           400          29,225
  Clayton Homes, Inc. .......................           300           5,963
  Masco Corp. ...............................           600          32,625
                                                                 ----------
                                                                     67,813
                                                                 ----------
Chemicals (0.20%)
  Millennium Chemicals, Inc. ................           600          15,488
                                                                 ----------
Computers (1.35%)
  Cadence Design Systems, Inc.* .............           400          13,975
  Computer Associates International, Inc. ...           150           7,069
  International Business Machines Corp. .....           800          83,550
                                                                 ----------
                                                                    104,594
                                                                 ----------
Cosmetics & Personal Care (0.49%)
  Dial Corp. (The) .............................      1,600          37,900
                                                                 ----------
Diversified Operations (1.74%)
  Canadian Pacific, Ltd. (Canada) ..............      1,200          34,275
  National Service Industries, Inc. ............      1,300          72,069
  Ogden Corp. ..................................        500          13,750
  Textron, Inc. ................................        200          14,988
                                                                 ----------
                                                                    135,082
                                                                 ----------
Electronics (3.45%)
  General Electric Co. .........................      2,100         163,275
  Parker-Hannifin Corp. ........................        450          20,981
  Perkin-Elmer Corp. ...........................        400          29,275
  Tektronix, Inc. ..............................        700          31,238
  Thomas & Betts Corp. .........................        400          22,675
                                                                 ----------
                                                                    267,444
                                                                 ----------
Finance (3.46%)
  Ahmanson (H.F.) & Co. ........................        700          43,706
  American Express Co. .........................        300          27,019
  Federal National
   Mortgage Association ........................        700          44,669
  MBNA Corp. ...................................        750          26,859
  Morgan Stanley, Dean Witter, Discover & Co. ..      1,800         125,437
                                                                 ----------
                                                                    267,690
                                                                 ----------
Food (0.61%)
  Quaker Oats Co. ..............................        800          43,100
  Universal Foods Corp. ........................        100           4,500
                                                                 ----------
                                                                     47,600
                                                                 ----------
Funeral Services & Related (0.34%)
  Service Corp. International ..................        700          26,513
                                                                 ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

   John Hancock Funds - Institutional Series Trust -- Independence Value Fund

                                                       NUMBER OF     MARKET
ISSUER, DESCRIPTION                                     SHARES        VALUE
-------------------                                     ------        -----

Insurance (11.40%)
  Allstate Corp. .................................         500   $   46,625
  American International Group, Inc. .............         850      102,159
  Equitable Cos., Inc. (The) .....................         600       31,388
  General Re Corp. ...............................         800      170,400
  Hartford Financial Services Group Inc. (The) ...       2,100      206,325
  Marsh & McLennan Cos., Inc. ....................         900       78,019
  Mid Ocean Ltd. (Bermuda) .......................         500       30,656
  Partner Re Ltd. (Bermuda) ......................         400       19,500
  Travelers Group, Inc. ..........................       2,600      144,950
  Travelers Property Casualty Corp. (Class A) ....       1,300       53,300
                                                                 ----------
                                                                    883,322
                                                                 ----------
Leasing Company (0.43%)
  Ryder System, Inc. .............................         900       33,019
                                                                 ----------
Leisure (0.17%)
  Promus Hotel Corp.* ............................         270       13,028
                                                                 ----------
Machinery (1.40%)
  Cooper Industries, Inc. ........................         700       39,288
  Deere & Co. ....................................         600       33,675
  Ingersoll-Rand Co. .............................         750       35,719
                                                                 ----------
                                                                    108,682
                                                                 ----------
Media (0.81%)
  Viacom, Inc. (Class B)* ........................       1,300       62,400
                                                                 ----------
Medical (2.67%)
  Allegiance Corp. ...............................         600       20,925
  Bristol-Myers Squibb Co. .......................         400       40,075
  Cardinal Health, Inc. ..........................         800       65,500
  HEALTHSOUTH Corp.* .............................       1,600       43,200
  Mylan Laboratories Inc. ........................         900       18,338
  Tenet Healthcare Corp.* ........................         500       18,656
                                                                 ----------
                                                                    206,694
                                                                 ----------
Office (1.76%)
  Avery Dennison Corp. ...........................         500       25,250
  Pitney Bowes, Inc. .............................       1,800       84,375
  Xerox Corp. ....................................         300       26,606
                                                                 ----------
                                                                    136,231
                                                                 ----------
Oil & Gas (13.50%)
  Anadarko Petroleum Corp. .......................         100        6,450
  Ashland Inc. ...................................         800       44,550
  Atlantic Richfield Co. .........................         500       38,875
  Baker Hughes, Inc. .............................         300       12,281
  British Petroleum Co. PLC. American
   Depositary Receipts (ADR) (United Kingdom) ....       1,600      132,300
  Chevron Corp. ..................................       1,200       97,350
  Dresser Industries, Inc. .......................       1,500       67,031
  El Paso Natural Gas Co. ........................       1,100       73,012
  Halliburton Co. ................................         400       18,600
  Mobil Corp. ....................................       3,100      224,556
  Phillips Petroleum Co. .........................       2,000       98,000
  Rowan Cos., Inc.* ..............................         500       14,094
  Texaco Inc. ....................................       2,800      156,275
  USX - Marathon Group ...........................       1,800       62,212
                                                                 ----------
                                                                  1,045,586
                                                                 ----------
Paper & Paper Products (0.59%)
  Fort James Corp. ...............................       1,000       45,375
                                                                 ----------
Pollution Control (0.59%)
  USA Waste Services, Inc.* ......................       1,100       45,788
                                                                 ----------
Retail (3.79%)
  Cendant Corp. * ................................       3,762      141,075
  Dayton Hudson Corp. ............................         500       38,656
  Home Depot, Inc. (The) .........................       1,050       67,003
  Staples, Inc.* .................................         750       15,844
  TJX Cos., Inc. (The) ...........................         800       30,900
                                                                 ----------
                                                                    293,478
                                                                 ----------
Telecommunications (6.75%)
  AT&T Corp. .....................................         800       48,700
  Bell Atlantic Corp. ............................       3,900      350,025
  Lucent Technologies, Inc. ......................         900       97,537
  Northern Telecom Ltd. (Canada) .................         500       26,656
                                                                 ----------
                                                                    522,918
                                                                 ----------
Textile (1.67%)
  Jones Apparel Group, Inc.* .....................         700       38,500
  Liz Claiborne, Inc. ............................         700       35,000
  Tommy Hilfiger Corp.* ..........................         700       37,494
  Unifi, Inc. ....................................         500       18,375
                                                                 ----------
                                                                    129,369
                                                                 ----------
Tobacco (0.25%)
  Universal Corp. ................................         400       19,000
                                                                 ----------
Transport (3.31%)
  Burlington Northern Santa Fe Corp. .............         700       69,737
  Delta Air Lines, Inc. ..........................         700       79,144
  Norfolk Southern Corp. .........................       1,200       41,325
  Southwest Airlines Co. .........................       1,200       34,425
  Trinity Industries, Inc. .......................         300       15,075
  UAL Corp.* .....................................         200       17,025
                                                                 ----------
                                                                    256,731
                                                                 ----------
Utilities (12.01%)
  ALLTEL Corp. ...................................       1,200       54,825
  Baltimore Gas & Electric Co. ...................       2,200       69,437
  Consolidated Natural Gas Co. ...................       1,700       97,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

   John Hancock Funds - Institutional Series Trust -- Independence Value Fund

                                                       NUMBER OF     MARKET
ISSUER, DESCRIPTION                                     SHARES        VALUE
-------------------                                     ------        -----

Utilities (continued)
  Dominion Resources, Inc. .......................       1,400   $   55,825
  DQE, Inc. ......................................         800       26,550
  Florida Progress Corp. .........................       1,500       58,031
  FPL Group, Inc. ................................       1,100       63,869
  GTE Corp. ......................................       1,900      102,837
  Houston Industries, Inc. .......................       2,000       51,750
  Montana Power Co. ..............................       2,300       73,600
  NIPSCO Industries, Inc. ........................       3,600       92,475
  Pinnacle West Capital Corp. ....................       1,700       69,381
  US WEST Communications Group ...................       2,200      114,537
                                                                 ----------
                                                                    930,867
                                                                 ----------
                              TOTAL COMMON STOCKS
                                (Cost $6,511,327)       (99.90%)  7,739,256
                                                        ------   ----------

                                           INTEREST     PAR VALUE      MARKET
ISSUER, DESCRIPTION                          RATE    (000s OMITTED)    VALUE
-------------------                          ----    --------------    -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.31%)
  Investment in a joint repurchase
   agreement transaction with SBC
   Warburg, Inc. - Dated 02-27-98,
   Due 03-02-98 (secured by U.S.
   Treasury Bonds, 8.00% thru
   10.625%, Due 08-15-15 thru
   11-15-21) - Note A.....................   5.63%        $24        $   24,000
                                                                     ----------
Corporate Saving Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%.....................                                  270
                                                                     ----------
              TOTAL SHORT-TERM INVESTMENTS       (0.31%)                 24,270
                                               -------               ----------
                         TOTAL INVESTMENTS     (100.21%)              7,763,526
                                               -------               ----------
         OTHER ASSETS AND LIABILITIES, NET       (0.21%)                (16,166)
                                               -------               ----------
                          TOTAL NET ASSETS     (100.00%)             $7,747,360
                                               =======               ==========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

               John Hancock Funds - Institutional Series Trust --
                  Independence Diversified Core Equity Fund II

Schedule of Investments
February 28, 1998
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The Schedule of Investments is a complete list of all securities owned by the Independence Diversified Core Equity Fund II on February 28, 1998. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                       NUMBER OF     MARKET
ISSUER, DESCRIPTION                                     SHARES        VALUE
-------------------                                     ------        -----

COMMON STOCKS
Aerospace (2.88%)
  Northrop Grumman Corp. .........................      16,900   $   2,349,100
  Precision Castparts Corp. ......................      29,200       1,618,775
  United Technologies Corp. ......................     140,000      12,503,750
                                                                 -------------
                                                                    16,471,625
                                                                 -------------
Automobile/Trucks (4.29%)
  Chrysler Corp. .................................      78,000       3,037,125
  Dana Corp. .....................................      26,500       1,445,906
  Ford Motor Co. .................................     218,600      12,364,562
  General Motors Corp. ...........................      85,300       5,880,369
  Lear Corp.* ....................................      34,200       1,808,325
                                                                 -------------
                                                                    24,536,287
                                                                 -------------
Banks - United States (7.00%)
  Banc One Corp. .................................      39,500       2,231,750
  BankAmerica Corp. ..............................     134,200      10,400,500
  Bankers Trust New York Corp. ...................      51,800       6,125,350
  Citicorp .......................................      59,600       7,897,000
  Comerica, Inc. .................................      67,600       6,814,925
  First Union Corp. ..............................      31,900       1,680,731
  Norwest Corp. ..................................      99,300       4,065,094
  State Street Corp. .............................      13,800         853,013
                                                                 -------------
                                                                    40,068,363
                                                                 -------------
Beverages (2.11%)
  PepsiCo, Inc. ..................................     329,900      12,061,969
                                                                 -------------
Building (0.63%)
  Masco Corp. ....................................      66,800       3,632,250
                                                                 -------------
Chemicals (1.45%)
  Air Products & Chemicals, Inc. .................      74,000       6,211,375
  Millennium Chemicals, Inc. .....................      49,400       1,275,138
  Morton International, Inc. .....................      24,800         819,950
                                                                 -------------
                                                                     8,306,463
                                                                 -------------
Computers (7.15%)
  Autodesk, Inc. .................................      44,300       2,098,712
  Bay Networks, Inc.* ............................      43,800       1,483,725
  Cadence Design Systems, Inc.* ..................      80,300       2,805,481
  Cisco Systems, Inc.* ...........................      33,000       2,173,875
  Compaq Computer Corp. ..........................      81,000       2,597,062
  Computer Associates International, Inc. ........      82,100       3,868,962
  Hewlett-Packard Co. ............................      52,500       3,517,500
  International Business Machines Corp. ..........      42,600       4,449,037
  Microsoft Corp.* ...............................     167,400      14,187,150
  Oracle Corp.* ..................................      50,600       1,246,025
  Parametric Technology Corp.* ...................      19,700       1,193,081
  PeopleSoft, Inc.* ..............................      28,200       1,260,188
                                                                 -------------
                                                                    40,880,798
                                                                 -------------
Cosmetics & Personal Care (1.09%)
  Dial Corp. (The) ...............................     219,900       5,208,881
  Revlon, Inc. (Class A) * .......................      22,200       1,042,013
                                                                 -------------
                                                                     6,250,894
                                                                 -------------
Diversified Operations (1.05%)
  National Service Industries Inc. ...............      24,800       1,374,850
  Textron, Inc. ..................................      61,800       4,631,138
                                                                 -------------
                                                                     6,005,988
                                                                 -------------
Electronics (5.80%)
  General Electric Co. ...........................     192,100      14,935,775
  Honeywell, Inc. ................................      98,100       7,774,425
  Intel Corp. ....................................      56,100       5,031,469
  Linear Technology Corp. ........................      33,100       2,507,325
  Perkin-Elmer Corp. .............................      24,200       1,771,138
  Texas Instruments, Inc. ........................      20,400       1,180,650
                                                                 -------------
                                                                    33,200,782
                                                                 -------------
Finance (5.27%)
  American Express Co. ...........................      38,100       3,431,381
  Federal National
   Mortgage Association ..........................     172,500      11,007,656
  Household International, Inc. ..................      13,200       1,714,350
  MBNA Corp. .....................................     158,500       5,676,281
  Morgan Stanley, Dean Witter,
   Discover & Co. ................................     119,600       8,334,625
                                                                 -------------
                                                                    30,164,293
                                                                 -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

               John Hancock Funds - Institutional Series Trust --
                  Independence Diversified Core Equity Fund II

                                                       NUMBER OF     MARKET
ISSUER, DESCRIPTION                                     SHARES        VALUE
-------------------                                     ------        -----

Food (1.51%)
  ConAgra, Inc. ..................................     144,800   $   4,344,000
  Quaker Oats Co. ................................      79,600       4,288,450
                                                                 -------------
                                                                     8,632,450
                                                                 -------------
Funeral Services & Related (0.26%)
  Service Corp. International ....................      40,000       1,515,000
                                                                 -------------
Insurance (9.64%)
  American International Group, Inc. .............      67,000       8,052,562
  Equitable Cos., Inc. (The) .....................      47,800       2,500,537
  General Re Corp. ...............................      65,000      13,845,000
  Hartford Financial Services Group
   Inc. (The) ....................................     100,600       9,883,950
  Marsh & McLennan Cos., Inc. ....................     104,600       9,067,513
  Travelers Group, Inc. ..........................     181,950      10,143,713
  Travelers Property Casualty Corp.
   (Class A) .....................................      39,700       1,627,700
                                                                 -------------
                                                                    55,120,975
                                                                 -------------
Leasing Companies (0.52%)
  Ryder System, Inc. .............................      80,500       2,953,344
                                                                 -------------
Leisure (0.17%)
  Promus Hotel Corp.* ............................      19,517         941,695
                                                                 -------------
Machinery (0.39%)
  Deere & Co. ....................................      12,800         718,400
  Dover Corp. ....................................      38,800       1,498,650
                                                                 -------------
                                                                     2,217,050
                                                                 -------------
Medical (11.31%)
  Abbott Laboratories ............................      61,500       4,600,969
  Allegiance Corp. ...............................      45,800       1,597,275
  Becton, Dickinson & Co. ........................      28,100       1,787,862
  Bristol-Myers Squibb Co. .......................     100,500      10,068,844
  Cardinal Health, Inc. ..........................      79,000       6,468,125
  Guidant Corp. ..................................      18,400       1,342,050
  Health Management Associates, Inc.
   (Class A)* ....................................      51,500       1,432,344
  HEALTHSOUTH Corp.* .............................     198,700       5,364,900
  Johnson & Johnson ..............................     111,600       8,425,800
  Merck & Co., Inc. ..............................      77,700       9,911,606
  Pfizer, Inc. ...................................      57,700       5,106,450
  Schering-Plough Corp. ..........................      54,400       4,137,800
  Tenet Healthcare Corp.* ........................      28,700       1,070,869
  Warner-Lambert Co. .............................      23,000       3,363,750
                                                                 -------------
                                                                    64,678,644
                                                                 -------------
Office (3.00%)
  Avery Dennison Corp. ...........................      39,600       1,999,800
  Pitney Bowes, Inc. .............................     125,400       5,878,125
  Xerox Corp. ....................................     104,600       9,276,713
                                                                 -------------
                                                                    17,154,638
                                                                 -------------
Oil & Gas (8.70%)
  Atlantic Richfield Co. .........................      21,900       1,702,725
  Baker Hughes, Inc. .............................      42,000       1,719,375
  British Petroleum Co. PLC American
   Depositary Receipts (ADR)
   (United Kingdom) ..............................      77,500       6,408,281
  Chevron Corp. ..................................      66,400       5,386,700
  Cooper Cameron Corp.* ..........................      21,300       1,142,212
  Dresser Industries, Inc. .......................     111,200       4,969,250
  El Paso Natural Gas Co. ........................      15,100       1,002,262
  Exxon Corp. ....................................      39,000       2,491,125
  Halliburton Co. ................................      26,100       1,213,650
  Imperial Oil Ltd. (Canada) .....................      19,500       1,150,500
  Phillips Petroleum Co. .........................     173,200       8,486,800
  Rowan Cos., Inc.* ..............................      35,000         986,563
  Schlumberger, Ltd. .............................      69,100       5,208,413
  Texaco Inc. ....................................      77,600       4,331,050
  USX - Marathon Group ...........................     103,700       3,584,131
                                                                 -------------
                                                                    49,783,037
                                                                 -------------
Paper & Paper Products (0.30%)
  Fort James Corp. ...............................      37,900       1,719,712
                                                                 -------------
Retail (7.24%)
  Cendant Corp. * ................................     370,700      13,901,250
  Dayton Hudson Corp. ............................      22,300       1,724,069
  Home Depot, Inc. (The) .........................     208,750      13,320,859
  Lowe's Cos., Inc. ..............................      96,700       5,650,906
  Staples, Inc.* .................................      62,775       1,326,122
  TJX Cos., Inc. .................................      54,800       2,116,650
  Wal-Mart Stores, Inc. ..........................      73,100       3,385,444
                                                                 -------------
                                                                    41,425,300
                                                                 -------------
Soap & Cleaning Preparations (0.23%)
  Procter & Gamble Co. (The) .....................      15,700       1,333,519
                                                                 -------------
Telecommunications (6.26%)
  A T & T Corp. ..................................     127,600       7,767,650
  Bell Atlantic Corp. ............................     138,200      12,403,450
  Lucent Technologies, Inc. ......................     144,500      15,660,187
                                                                 -------------
                                                                    35,831,287
                                                                 -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

               John Hancock Funds - Institutional Series Trust --
                  Independence Diversified Core Equity Fund II

                                                       NUMBER OF     MARKET
ISSUER, DESCRIPTION                                     SHARES        VALUE
-------------------                                     ------        -----

Textile (0.75%)
  Liz Claiborne, Inc. ............................      38,000   $   1,900,000
  Tommy Hilfiger Corp.* ..........................      44,600       2,388,888
                                                                 -------------
                                                                     4,288,888
                                                                 -------------
Tobacco (1.17%)
  Philip Morris Cos., Inc. .......................     153,900       6,685,031
                                                                 -------------
Transportation (2.38%)
  AMR Corp.* .....................................      14,700       1,860,469
  Burlington Northern Santa Fe Corp. .............      45,400       4,522,975
  Norfolk Southern Corp. .........................      35,100       1,208,756
  Southwest Airlines Co. .........................     149,000       4,274,438
  UAL Corp.* .....................................      20,500       1,745,063
                                                                 -------------
                                                                    13,611,701
                                                                 -------------
Utilities (4.87%)
  BellSouth Corp. ................................      61,200       3,733,200
  Consolidated Natural Gas Co. ...................      94,400       5,428,000
  Florida Progress Corp. .........................      93,300       3,609,544
  FPL Group, Inc. ................................      47,100       2,734,744
  GTE Corp. ......................................     145,800       7,891,425
  Houston Industries, Inc. .......................      51,900       1,342,912
  Montana Power Co. ..............................      54,600       1,747,200
  US WEST Communications Group ...................      26,700       1,390,069
                                                                 -------------
                                                                    27,877,094
                                                                 -------------
                              TOTAL COMMON STOCKS
                              (Cost $430,101,366)       (97.42%)   557,349,077
                                                    ----------   -------------

                                           INTEREST     PAR VALUE      MARKET
ISSUER, DESCRIPTION                          RATE    (000s OMITTED)    VALUE
-------------------                          ----    --------------    -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.47%)
  Investment in a joint repurchase
   agreement transaction with SBC
   Warburg, Inc. - Dated 02-27-98,
   Due 03-02-98 (secured by U.S.
   Treasury Bonds 8.00% thru
   10.625%, Due 08-15-15 thru
   11-15-21) - Note A...................     5.63%     $14,129     $ 14,129,000
                                                                   ------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%...................                                    345
                                                                   ------------
                TOTAL SHORT-TERM INVESTMENTS             (2.47%)     14,129,345
                                                       -------     ------------
                           TOTAL INVESTMENTS            (99.89%)    571,478,422
                                                       -------     ------------
           OTHER ASSETS AND LIABILITIES, NET             (0.11%)        614,995
                                                       -------     ------------
                            TOTAL NET ASSETS           (100.00%)   $572,093,417
                                                       =======     ============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

   John Hancock Funds - Institutional Series Trust -- Independence Growth Fund

Schedule of Investments
February 28, 1998
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The Schedule of Investments is a complete list of all securities owned by the Independence Growth Fund on February 28, 1998. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                       NUMBER OF     MARKET
ISSUER, DESCRIPTION                                     SHARES        VALUE
-------------------                                     ------        -----

COMMON STOCKS
Aerospace (2.44%)
  Northrop Grumman Corp. .........................         100   $      13,900
  United Technologies Corp. ......................       1,100          98,244
                                                                 -------------
                                                                       112,144
                                                                 -------------
Automobile/Trucks (1.11%)
  Ford Motor Co. .................................         900          50,906
                                                                 -------------
Banks - United States (1.96%)
  BankAmerica Corp. ..............................         500          38,750
  Citicorp .......................................         100          13,250
  Comerica, Inc. .................................         300          30,244
  Norwest Corp. ..................................         200           8,188
                                                                 -------------
                                                                        90,432
                                                                 -------------
Beverages (4.05%)
  PepsiCo, Inc. ..................................       5,100         186,469
                                                                 -------------
Building (0.53%)
  Centex Corp. ...................................         100           7,306
  Clayton Homes, Inc. ............................         850          16,894
                                                                 -------------
                                                                        24,200
                                                                 -------------
Chemicals (0.91%)
  Air Products & Chemicals, Inc. .................         500          41,969
                                                                 -------------
Computers (10.90%)
  Autodesk, Inc. .................................         400          18,950
  Bay Networks, Inc.* ............................         600          20,325
  Cadence Design Systems, Inc.* ..................       1,000          34,938
  Cognizant Corp. ................................         400          19,975
  Compaq Computer Corp.* .........................       1,900          60,919
  Computer Associates International, Inc. ........       1,800          84,825
  Hewlett-Packard Co. ............................         400          26,800
  Microsoft Corp.* ...............................       1,800         152,550
  Oracle Corp.* ..................................       1,100          27,087
  PeopleSoft, Inc.* ..............................         800          35,750
  Stratus Computer, Inc.* ........................         400          20,075
                                                                 -------------
                                                                       502,194
                                                                 -------------
Cosmetics & Personal Care (2.71%)
  Avon Products, Inc. ............................       1,200          84,525
  Dial Corp. (The) ...............................       1,300          30,794
  Revlon, Inc. (Class A) * .......................         200           9,388
                                                                 -------------
                                                                       124,707
                                                                 -------------
Diversified Operations (0.98%)
  Textron, Inc. ..................................         600          44,963
                                                                 -------------
Electronics (9.36%)
  Applied Materials, Inc.* .......................         100           3,681
  General Electric Co. ...........................       2,400         186,600
  Intel Corp. ....................................       1,600         143,500
  Linear Technology Corp. ........................         200          15,150
  Maxim Integrated Products, Inc.* ...............         600          24,225
  Tektronix, Inc. ................................         200           8,925
  Teradyne, Inc.* ................................         300          14,156
  Texas Instruments, Inc. ........................         600          34,725
                                                                 -------------
                                                                       430,962
                                                                 -------------
Finance (4.05%)
  American Express Co. ...........................         600          54,037
  Federal National
   Mortgage Association ..........................         900          57,431
  MBNA Corp. .....................................       1,125          40,289
  Morgan Stanley, Dean Witter, Discover & Co. ....         500          34,844
                                                                 -------------
                                                                       186,601
                                                                 -------------
Food (2.24%)
  ConAgra, Inc. ..................................         400          12,000
  Heinz (H.J.) Co. ...............................         700          39,419
  Kellogg Co. ....................................         200           8,525
  Quaker Oats Co. ................................         800          43,100
                                                                 -------------
                                                                       103,044
                                                                 -------------
Funeral Services & Related (0.74%)
  Service Corp. International ....................         900          34,087
                                                                 -------------
Household (0.52%)
  Tupperware Corp. ...............................         500          13,438
  WestPoint Stevens, Inc.* .......................         200          10,675
                                                                 -------------
                                                                        24,113
                                                                 -------------
Insurance (6.81%)
  American International Group, Inc. .............         700          84,131
  Equitable Cos., Inc. (The) .....................         300          15,694
  General Re Corp. ...............................         200          42,600

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

   John Hancock Funds - Institutional Series Trust -- Independence Growth Fund

                                                       NUMBER OF     MARKET
ISSUER, DESCRIPTION                                     SHARES        VALUE
-------------------                                     ------        -----

Insurance (continued)
  Marsh & McLennan Cos., Inc. ....................         500   $      43,344
  Mid Ocean Ltd. (Bermuda) .......................         600          36,788
  Partner Re Ltd. (Bermuda) ......................         500          24,375
  Travelers Group, Inc. ..........................       1,200          66,900
                                                                 -------------
                                                                       313,832
                                                                 -------------
Leisure (0.49%)
  Promus Hotel Corp. .............................         462          22,291
                                                                 -------------
Machinery (0.49%)
  Cooper Industries, Inc. ........................         400          22,450
                                                                 -------------
Media (0.31%)
  Viacom, Inc. (Class B)* ........................         300          14,400
                                                                 -------------
Medical (19.45%)
  Abbott Laboratories ............................       2,200         164,587
  Allegiance Corp. ...............................         300          10,463
  Becton, Dickinson & Co. ........................         300          19,088
  Biogen, Inc.* ..................................         300          13,238
  Bristol-Myers Squibb Co. .......................       1,000         100,187
  Cardinal Health, Inc. ..........................         900          73,687
  Chiron Corp. * .................................       1,400          26,862
  Guidant Corp. ..................................         600          43,762
  Health Management Associates, Inc.
   (Class A)* ....................................       1,000          27,812
  HEALTHSOUTH Corp.* .............................       2,000          54,000
  Johnson & Johnson ..............................         600          45,300
  Merck & Co., Inc. ..............................         900         114,806
  Mylan Laboratories, Inc. .......................         800          16,300
  Pfizer, Inc. ...................................       1,000          88,500
  Schering-Plough Corp. ..........................         800          60,850
  United Healthcare Corp. ........................         600          36,413
                                                                 -------------
                                                                       895,855
                                                                 -------------
Office (4.07%)
  Danka Business Systems PLC, American
   Depositary Receipt (ADR) (United Kingdom) .....         400           7,150
  Pitney Bowes, Inc. .............................       1,200          56,250
  Xerox Corp. ....................................       1,400         124,162
                                                                 -------------
                                                                       187,562
                                                                 -------------
Oil & Gas (4.88%)
  Baker Hughes, Inc. .............................         300          12,281
  British Petroleum Co. PLC (ADR)
   (United Kingdom) ..............................         700          57,881
  Cooper Cameron Corp.* ..........................         300          16,088
  Dresser Industries, Inc. .......................         800          35,750
  El Paso Natural Gas Co. ........................         100           6,638
  Halliburton Co. ................................         400          18,600
  Phillips Petroleum Co. .........................         700          34,300
  Rowan Cos., Inc.* ..............................         300           8,456
  Schlumberger, Ltd. .............................         300          22,612
  Sun Co., Inc. ..................................         300          11,981
                                                                 -------------
                                                                       224,587
                                                                 -------------
Paper & Paper Products (0.39%)
  Fort James Corp. ...............................         400          18,150
                                                                 -------------
Pollution Control (0.90%)
  USA Waste Services, Inc.* ......................       1,000          41,625
                                                                 -------------
Retail (7.58%)
  Cendant Corp. * ................................       2,141          80,287
  Costco Cos., Inc.* .............................         400          19,550
  Dayton Hudson Corp. ............................         600          46,387
  Home Depot, Inc. (The) .........................       1,800         114,862
  Lowe's Cos., Inc. ..............................         500          29,219
  Staples, Inc.* .................................       1,500          31,687
  TJX Cos., Inc. .................................         700          27,038
                                                                 -------------
                                                                       349,030
                                                                 -------------
Soap & Cleaning Preparations (0.74%)
  Procter & Gamble Co. (The) .....................         400          33,975
                                                                 -------------
Telecommunications (5.51%)
  Lucent Technologies, Inc. ......................       1,800         195,075
  Northern Telecom Ltd. (Canada) .................       1,100          58,644
                                                                 -------------
                                                                       253,719
                                                                 -------------
Textile (1.26%)
  Jones Apparel Group, Inc.* .....................         500          27,500
  Liz Claiborne, Inc. ............................         400          20,000
  Tommy Hilfiger Corp.* ..........................         200          10,713
                                                                 -------------
                                                                        58,213
                                                                 -------------
Tobacco (1.33%)
  Philip Morris Cos., Inc. .......................       1,300          56,469
  Universal Corp. ................................         100           4,750
                                                                 -------------
                                                                        61,219
                                                                 -------------
Transportation (1.36%)
  Burlington Northern Santa Fe Corp. .............         400          39,850
  Southwest Airlines Co. .........................         800          22,950
                                                                 -------------
                                                                        62,800
                                                                 -------------
Utilities (0.94%)
  GTE Corp. ......................................         800          43,300
                                                                 -------------
                             TOTAL COMMON STOCKS
                               (Cost $3,824,708)        (99.01%)     4,559,799
                                                    ----------   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

   John Hancock Funds - Institutional Series Trust -- Independence Growth Fund

                                           INTEREST     PAR VALUE      MARKET
ISSUER, DESCRIPTION                          RATE    (000s OMITTED)    VALUE
-------------------                          ----    --------------    -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.13%)
  Investment in a joint repurchase
   agreement transaction with SBC
   Warburg, Inc. - Dated 2-27-98,
   Due 03-02-98 (secured by U. S.
   Treasury Bonds, 8.00% thru 10.625%,
   Due 8-15-15 thru 11-15-21) -
   Note A...............................     5.63%         $52     $   52,000
                                                                   ----------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%...................                                  173
                                                                   ----------
           TOTAL SHORT-TERM INVESTMENTS        (1.13%)                 52,173
                                             -------               ----------
                      TOTAL INVESTMENTS      (100.14%)              4,611,972
                                             -------               ----------
      OTHER ASSETS AND LIABILITIES, NET        (0.14%)                 (6,477)
                                             -------               ----------
                       TOTAL NET ASSETS      (100.00%)             $4,605,495
                                             =======               ==========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

               John Hancock Funds - Institutional Series Trust --
                    Independence Medium Capitalization Fund

Schedule of Investments
February 28, 1998
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The Schedule of Investments is a complete list of all securities owned by the Independence Medium Capitalization Fund on February 28, 1998. It is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                       NUMBER OF     MARKET
ISSUER, DESCRIPTION                                     SHARES        VALUE
-------------------                                     ------        -----

COMMON STOCKS
Advertising (0.65%)
  Omnicom Group, Inc. ............................         800   $      36,600
  WPP Group PLC American Depositary
   Receipts (ADR) (United Kingdom) ...............         500          26,813
                                                                 -------------
                                                                        63,413
                                                                 -------------
Aerospace (2.29%)
  Goodrich (B.F.) Co. ............................       1,000          49,562
  Precision Castparts Corp. ......................         700          38,806
  United Technologies Corp. ......................       1,500         133,969
                                                                 -------------
                                                                       222,337
                                                                 -------------
Automobile/Trucks (3.10%)
  Borg-Warner Automotive, Inc. ...................         700          41,038
  Chrysler Corp. .................................       1,500          58,406
  Dana Corp. .....................................       1,300          70,931
  Eaton Corp. ....................................         300          28,819
  Lear Corp.* ....................................       1,100          58,163
  Meritor Automotive, Inc. .......................         900          22,500
  Superior Industries International, Inc. ........         700          21,744
                                                                 -------------
                                                                       301,601
                                                                 -------------
Banks - United States (7.40%)
  Bankers Trust New York Corp. ...................       1,700         201,025
  Comerica, Inc. .................................       2,000         201,625
  Mellon Bank Corp. ..............................         700          43,619
  Northern Trust Corp. ...........................       1,400         106,487
  State Street Corp. .............................       1,400          86,537
  U.S. Bancorp ...................................         700          80,544
                                                                 -------------
                                                                       719,837
                                                                 -------------
Beverages (0.23%)
  Brown-Forman Corp. .............................         400          22,200
                                                                 -------------
Building (1.57%)
  Centex Corp. ...................................         600          43,838
  Fluor Corp. ....................................         700          32,944
  Masco Corp. ....................................       1,400          76,125
                                                                 -------------
                                                                       152,907
                                                                 -------------
Chemicals (3.33%)
  Air Products & Chemicals, Inc. .................       1,400         117,512
  Albemarle Corp. ................................       1,000          24,375
  Millennium Chemicals, Inc. .....................       2,000          51,625
  Morton International, Inc. .....................       1,600          52,900
  Sigma-Aldrich Corp. ............................       1,000          39,500
  Solutia, Inc. ..................................       1,400          38,238
                                                                 -------------
                                                                       324,150
                                                                 -------------
Computers (3.80%)
  Adobe Systems, Inc. ............................         500          22,094
  Autodesk, Inc. .................................         700          33,163
  Cabletron Systems, Inc.* .......................       1,100          17,050
  Cadence Design Systems, Inc.* ..................       2,200          76,863
  Cognizant Corp. ................................       1,200          59,925
  First Data Corp. ...............................       1,700          57,800
  PeopleSoft, Inc.* ..............................       1,800          80,437
  Policy Management Systems Corp.* ...............         300          21,713
                                                                 -------------
                                                                       369,045
                                                                 -------------
Cosmetics & Personal Care (0.95%)
  Avon Products, Inc. ............................         300          21,131
  Dial Corp. (The) ...............................       2,000          47,375
  Revlon, Inc. (Class A) * .......................         500          23,469
                                                                 -------------
                                                                        91,975
                                                                 -------------
Diversified Operations (2.96%)
  Canadian Pacific, Ltd. (Canada)  ...............       4,000         114,250
  National Service Industries Inc. ...............         500          27,719
  Ogden Corp. ....................................       1,500          41,250
  Textron, Inc. ..................................       1,400         104,912
                                                                 -------------
                                                                       288,131
                                                                 -------------
Electronics (3.17%)
  Analog Devices, Inc.* ..........................       1,700          54,825
  Honeywell, Inc. ................................         200          15,850
  Linear Technology Corp. ........................       1,000          75,750
  Parker-Hannifin Corp. .........................          400          18,650

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

               John Hancock Funds - Institutional Series Trust --
                    Independence Medium Capitalization Fund

                                                       NUMBER OF     MARKET
ISSUER, DESCRIPTION                                     SHARES        VALUE
-------------------                                     ------        -----

Electronics (continued)
  Perkin-Elmer Corp. .............................         900   $      65,869
  Tektronix, Inc. ................................         450          20,081
  Thomas & Betts Corp. ...........................       1,000          56,687
                                                                 -------------
                                                                       307,712
                                                                 -------------
Finance (3.46%)
  Ahmanson (H.F.) & Co. ..........................         400          24,975
  American Express Co. ...........................         300          27,019
  Household International, Inc. ..................         500          64,937
  MBNA Corp. .....................................       2,437          87,275
  Morgan Stanley, Dean Witter,
   Discover & Co. ................................       1,900         132,406
                                                                 -------------
                                                                       336,612
                                                                 -------------
Food (1.04%)
  Quaker Oats Co. ................................       1,200          64,650
  Universal Foods Corp. ..........................         800          36,000
                                                                 -------------
                                                                       100,650
                                                                 -------------
Funeral Services & Related (1.13%)
  Service Corp. International ....................       2,900         109,837
                                                                 -------------
Household (0.26%)
  Premark International, Inc. ....................         800          24,900
                                                                 -------------
Insurance (12.82%)
  CIGNA Corp. ....................................         400          76,400
  Equitable Cos., Inc. (The) .....................       2,600         136,012
  General Re Corp. ...............................         700         149,100
  Hartford Financial Services Group Inc. (The) ...       2,900         284,925
  Hartford Life, Inc. (Class A) ..................       1,000          43,062
  Marsh & McLennan Cos., Inc. ....................       2,000         173,375
  Mid Ocean Ltd. (Bermuda) .......................       1,000          61,312
  Partner Re Ltd. (Bermuda) ......................         900          43,875
  SAFECO Corp. ...................................         800          41,950
  Torchmark Corp. ................................         600          27,938
  Travelers Group, Inc. ..........................       1,900         105,925
  Travelers Property Casualty Corp.
   (Class A) .....................................       2,500         102,500
                                                                 -------------
                                                                     1,246,374
                                                                 -------------
Leasing Companies (0.91%)
  Ryder System, Inc. .............................       2,400          88,050
                                                                 -------------
Leisure (1.47%)
  Choice Hotels International, Inc.* .............       1,100          16,500
  Marriott International, Inc. ...................         400          30,300
  Mattel, Inc. ...................................         800          33,850
  Promus Hotel Corp.* ............................       1,295          62,484
                                                                 -------------
                                                                       143,134
                                                                 -------------
Machinery (1.61%)
  Cooper Industries, Inc. ........................         800          44,900
  Dover Corp. ....................................       1,400          54,075
  Ingersoll-Rand Co. .............................       1,200          57,150
                                                                 -------------
                                                                       156,125
                                                                 -------------
Media (1.11%)
  Knight-Ridder, Inc. ............................         800          45,000
  Viacom, Inc. (Class B)* ........................       1,300          62,400
                                                                 -------------
                                                                       107,400
                                                                 -------------
Medical (5.25%)
  Allegiance Corp. ...............................         900          31,388
  Becton, Dickinson & Co. ........................         700          44,538
  Cardinal Health, Inc. ..........................       1,200          98,250
  Guidant Corp. ..................................       1,100          80,231
  Health Management Associates, Inc.
   (Class A)* ....................................       1,500          41,719
  HEALTHSOUTH Corp.* .............................       4,200         113,400
  Lincare Holdings, Inc.* ........................         400          25,962
  Mylan Laboratories, Inc. .......................       1,300          26,487
  United Healthcare Corp. ........................         800          48,550
                                                                 -------------
                                                                       510,525
                                                                 -------------
Office (3.26%)
  Avery Dennison Corp. ...........................       1,400          70,700
  Pitney Bowes, Inc. .............................       2,600         121,875
  Reynolds & Reynolds Co. (The)
   (Class A) .....................................       2,100          44,625
  Xerox Corp. ....................................         900          79,819
                                                                 -------------
                                                                       317,019
                                                                 -------------
Oil & Gas (6.44%)
  Anadarko Petroleum Corp. .......................         800          51,600
  Baker Hughes, Inc. .............................       1,500          61,406
  Cooper Cameron Corp.* ..........................         400          21,450
  Dresser Industries, Inc. .......................       2,100          93,844
  El Paso Natural Gas Co. ........................         755          50,113
  Halliburton Co. ................................       1,200          55,800
  Phillips Petroleum Co. .........................       2,400         117,600
  Rowan Cos., Inc.* ..............................       1,000          28,188
  Sun Co., Inc. ..................................         800          31,950
  USX - Marathon Group ...........................       3,300         114,056
                                                                 -------------
                                                                       626,007
                                                                 -------------
Paper & Paper Products (0.79%)
  Fort James Corp. ...............................       1,700          77,138
                                                                 -------------
Pollution Control (1.95%)
  Browning-Ferris Industries, Inc. ...............       1,200          39,975
  USA Waste Services, Inc.* ......................       3,600         149,850
                                                                 -------------
                                                                       189,825
                                                                 -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================= FINANCIAL STATEMENTS =============================

               John Hancock Funds - Institutional Series Trust --
                    Independence Medium Capitalization Fund

                                                       NUMBER OF     MARKET
ISSUER, DESCRIPTION                                     SHARES        VALUE
-------------------                                     ------        -----

Real Estate Operations (0.30%)
  Webb (Del E.) Corp. ............................         900   $      28,800
                                                                 -------------
Retail (8.27%)
  Cendant Corp. * ................................       5,544         207,900
  Costco Cos., Inc.* .............................         600          29,325
  Dayton Hudson Corp. ............................       1,000          77,312
  Home Depot, Inc. (The) .........................       2,550         162,722
  Lowe's Cos., Inc. ..............................       2,300         134,406
  Nordstrom, Inc. ................................         600          34,406
  Staples, Inc.* .................................       3,075          64,959
  TJX Cos., Inc. .................................       1,800          69,525
  Toys "R" Us, Inc.* .............................         900          23,625
                                                                 -------------
                                                                       804,180
                                                                 -------------
Rubber - Tires & Misc (0.85%)
  Goodyear Tire & Rubber Co. (The) ...............       1,200          82,950
                                                                 -------------
Telecommunications (2.48%)
  Harris Corp. ...................................         800          40,550
  Lucent Technologies, Inc. ......................       1,256         136,119
  Northern Telecom Ltd. (Canada) .................       1,200          63,975
                                                                 -------------
                                                                       240,644
                                                                 -------------
Textile (2.23%)
  Liz Claiborne, Inc. ............................       1,400          70,000
  Tommy Hilfiger Corp.* ..........................         900          48,206
  Unifi, Inc. ....................................         900          33,075
  VF Corp. .......................................         600          28,613
  Warnaco Group, Inc. (Class A) ..................       1,000          37,125
                                                                 -------------
                                                                       217,019
                                                                 -------------
Tobacco (1.18%)
  Universal Corp. ................................       1,300          61,750
  UST, Inc. ......................................       1,500          53,156
                                                                 -------------
                                                                       114,906
                                                                 -------------
Transportation (4.46%)
  AMR Corp.* .....................................         300          37,969
  CSX Corp. ......................................         800          44,750
  Delta Air Lines, Inc. ..........................         800          90,450
  Kansas City Southern Industries, Inc. ..........         900          33,469
  Norfolk Southern Corp. .........................         900          30,994
  Northwest Airlines Corp. (Class A)* ............         800          47,100
  Southwest Airlines Co. .........................       2,550          73,153
  Trinity Industries, Inc. .......................         500          25,125
  UAL Corp.* .....................................         600          51,075
                                                                 -------------
                                                                       434,085
                                                                 -------------
Utilities (7.79%)
  Baltimore Gas & Electric Co. ...................       1,700          53,656
  CMS Energy Corp. ...............................       1,300          57,525
  Consolidated Natural Gas Co. ...................       1,800         103,500
  Dominion Resources, Inc. .......................         300          11,963
  Florida Progress Corp. .........................       1,400          54,162
  FPL Group, Inc. ................................       3,100         179,994
  Hawaiian Electric Industries, Inc. .............         800          32,400
  Houston Industries, Inc. .......................         400          10,350
  Montana Power Co. ..............................       4,600         147,200
  New Century Energies, Inc. .....................       1,500          69,938
  Pinnacle West Capital Corp. ....................         900          36,731
                                                                 -------------
                                                                       757,419
                                                                 -------------
                             TOTAL COMMON STOCKS
                               (Cost $7,223,068)        (98.51%)     9,576,907
                                                    ----------   -------------

                                           INTEREST     PAR VALUE
                                             RATE     (000s OMITTED)
                                             ----     --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.51%)
  Investment in a joint repurchase
   agreement transaction with SBC
   Warburg, Inc. - Dated 02-27-98,
   Due 03-02-98 (secured by U.S.
   Treasury Bonds 8.00% thru
   10.625%, Due 08-15-15 thru
   11-15-21) - Note A ..................     5.63%           $147       147,000
                                                                    -----------
Corporate Savings Account (0.01%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95% ..................                                    557
                                                                    -----------
            TOTAL SHORT-TERM INVESTMENTS          (1.52%)               147,557
                                                -------             -----------
                       TOTAL INVESTMENTS        (100.03%)             9,724,464
                                                -------             -----------
       OTHER ASSETS AND LIABILITIES, NET          (0.03%)                (2,688)
                                                -------             -----------
                        TOTAL NET ASSETS        (100.00%)           $ 9,721,776
                                                =======             ===========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

========================= NOTES TO FINANCIAL STATEMENTS ========================

                 John Hancock Funds - Institutional Series Trust

NOTE A --
ACCOUNTING POLICIES

John Hancock Independence Balanced Fund ("Independence Balanced Fund"), John Hancock Independence Value Fund ("Independence Value Fund"), John Hancock Independence Diversified Core Equity Fund II ("Independence Diversified Core Equity Fund II"), John Hancock Independence Growth Fund ("Independence Growth Fund") and John Hancock Independence Medium Capitalization Fund ("Independence Medium Capitalization Fund") (each, a "Fund" and collectively, the "Funds"), are separate portfolios of John Hancock Institutional Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940. The Trust, organized as a Massachusetts business trust in 1994, consists of twelve series portfolios: the Funds, John Hancock Active Bond Fund, John Hancock Global Bond Fund, John Hancock Small Capitalization Value Fund (formerly the John Hancock Fundamental Value Fund), John Hancock Dividend Performers Fund, John Hancock Multi-Sector Growth Fund, John Hancock Small Capitalization Growth Fund (formerly the John Hancock Small Capitalization Equity Fund) and John Hancock International Equity Fund. The other seven series of the Trust are reported in separate financial statements. The investment objective of Independence Balanced Fund, Independence Value Fund, Independence Diversified Core Equity Fund II, Independence Growth Fund and Independence Medium Capitalization Fund is to seek above average total return. Each Fund currently has one class of shares with equal rights as to voting, redemption, dividends and liquidation within their respective Fund. The Trustees may authorize the creation of additional portfolios from time to time to satisfy various investment objectives.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Funds' portfolios are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in joint repurchase agreement transactions. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes which are accrued, as applicable.

FEDERAL INCOME TAXES The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income, including net realized gain on investments, to their shareholders. Therefore, no federal income tax provisions are required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds identify the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

   The Funds record all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

DISCOUNT ON SECURITIES The Funds accrete discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

========================= NOTES TO FINANCIAL STATEMENTS ========================

                 John Hancock Funds - Institutional Series Trust

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Funds have been capitalized and are being charged to the Funds' operations ratably over a five-year period that began with the commencement of the investment operations of the Funds.

   In the event that any of the initial shares are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of the then unamortized organization expense in the same proportion as the number of the initial shares redeemed bears to the number of the initial shares outstanding at the time of such redemption.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Funds. Actual results could differ from these estimates.

BANK BORROWINGS The Funds are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Funds to participate with other Funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $600 million, collectively. Interest is charged to each of the Funds, based on its borrowings, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at a rate of 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating Funds. The Funds had no borrowing activity for the year ended February 28, 1998.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Funds. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Funds do not isolate those portions of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Funds pay a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis as follows:

        FUND                      RATE

Independence             0.70% of average daily net assets up to $500 million
 Balanced Fund           0.65% of such assets in excess of $500 million

Independence             0.80% of average daily net assets up to $500 million
 Value Fund              0.75% of such assets in excess of $500 million

Independence             0.50% of average daily net assets
 Diversified Core
 Equity Fund II

Independence             0.80% of average daily net assets up to $500 million
 Growth Fund             0.75% of such assets in excess of $500 million

Independence Medium      0.80% of average daily net assets up to $500 million
 Capitalization Fund     0.75% of such assets in excess of $500 million

========================= NOTES TO FINANCIAL STATEMENTS ========================

                 John Hancock Funds - Institutional Series Trust

   The Adviser is responsible for managing the Funds' investment business affairs and overseeing the investment activities of the sub-adviser. The Adviser has a sub-investment management contract with Independence Investment Associates, Inc. (the "Sub-Adviser"), under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, provides the Funds with investment services and advice with respect to investment transactions. The Adviser pays the Sub-Adviser a portion of its advisory fee quarterly from each Fund as follows:

Independence             60% of the advisory fee payable on the Fund's
 Balanced Fund           average daily net assets

Independence             55% of the advisory fee payable on the Fund's
 Value Fund              average daily net assets

Independence             80% of the advisory fee payable on the Fund's
 Diversified             average daily net assets
 Core Equity Fund II

Independence             55% of the advisory fee payable on the Fund's
 Growth Fund             average daily net assets

Independence             55% of the advisory fee payable on the Fund's
 Medium                  average daily net assets
 Capitalization Fund

   Effective July 1, 1995, the Sub-Adviser has waived its fees until further notice on Independence Value Fund, Independence Growth Fund and Independence Medium Capitalization Fund. The Sub-Adviser had waived its fee for the period July 6, 1995 (commencement of operations) through December 31, 1997 on Independence Balanced Fund.

   The Adviser has agreed to limit the Funds' expenses further to the extent required to prevent expenses from exceeding: 0.90% of Independence Balanced Fund's average daily net assets, 0.95% of Independence Value Fund's average daily net assets, 0.70% of Independence Diversified Core Equity Fund II's average daily net assets, 0.95% of Independence Growth Fund's average daily net assets and 1.00% of Independence Medium Capitalization Fund's average daily net assets. Accordingly, for the year ended February 28, 1998, the reduction in the Funds' expenses collectively with any additional amounts not borne by the Funds by virtue of the expense limit amounted to $72,371 for Independence Balanced Fund, $56,345 for Independence Value Fund, none for Independence Diversified Core Equity Fund II, $53,378 for Independence Growth Fund and $26,025 for Independence Medium Capitalization Fund. The Adviser reserves the right to terminate this limitation in the future.

   The Funds have a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended February 28, 1998, all sales of shares of beneficial interest were sold at net asset value. The Funds pay all expenses of printing prospectuses and other sales literature, all fees and expenses in connection with qualification as a dealer in various states, and all other expenses in connection with the sale and offering for sale of the shares of the Funds which have not been herein specifically allocated to the Trust.

   The Funds have a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect wholly owned subsidiary of John Hancock Mutual Life Insurance Company. The Funds pay Signature Services a monthly transfer agent fee equivalent, on an annual basis, to 0.05% of the Funds' average daily net asset value, plus certain out-of-pocket expenses.

   The Funds have an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Funds.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and officers of the Adviser, and/or its affiliates as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Funds. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Funds make investments into other John Hancock funds, as applicable, to cover their liabilities for the deferred compensation. Investments to cover the Funds' deferred compensation liability are recorded on the Funds' books as an other asset. The deferred com-

========================= NOTES TO FINANCIAL STATEMENTS ========================

                 John Hancock Funds - Institutional Series Trust

pensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At February 28, 1998 the Funds' investments to cover the deferred compensation had unrealized appreciation of $20 for the Independence Balanced Fund, $2 for the Independence Value Fund, $664 for the Independence Diversified Core Equity Fund II, $2 for the Independence Growth Fund and $14 for the Independence Medium Capitalization Fund.

NOTE C --
INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short term obligations, for the year ended February 28, 1998 were as follows:

                                                   PURCHASES         PROCEEDS
                                                   ---------         --------
Independence Balanced Fund
  U.S. Government Securities .............       $ 84,036,060     $ 77,673,079
  Other Investments ......................         69,810,988       21,457,119
Independence Value Fund ..................         11,498,690        6,758,376
Independence Diversified Core
  Equity Fund II .........................        442,116,552      330,427,403
Independence Growth Fund .................          4,852,326        1,968,132
Independence Medium
  Capitalization Fund ....................          6,467,333        4,395,057

   At February 28, 1998, the cost (excluding the corporate savings account) and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

                      AGGREGATE   GROSS UNREALIZED  GROSS UNREALIZED  NET UNREALIZED
                        COST        APPRECIATION      DEPRECIATION     APPRECIATION
                        ----        ------------      ------------     ------------
Independence
  Balanced
  Fund ............   $70,012,074     $6,908,787      ($297,521)       $6,611,266
Independence
  Value Fund ......     6,544,781      1,234,275        (15,800)        1,218,475
Independence
  Diversified
  Core Equity
  Fund II .........   444,303,769    130,032,335     (2,854,353)      127,177,982
Independence
  Growth
  Fund ............     3,879,488        756,289        (23,978)          732,311
Independence
  Medium
  Capitalization
  Fund ............     7,370,068      2,400,334        (46,495)        2,353,839

NOTE D --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended February 28, 1998, reclassifications have been made in each Fund's capital accounts which represent the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of February 28, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to differences in the treatment of net operating losses and foreign currency gains and losses under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

                                   CAPITAL       UNDISTRIBUTED          ACCUMULATED NET
                                   PAID-IN   NET INVESTMENT INCOME    REALIZED GAIN (LOSS)
                                   -------   ---------------------    --------------------
Independence Balanced Fund ......   $(416)           $416                     $
Independence Value Fund .........    (292)            292                      --
Independence Diversified Core
  Equity Fund II ................    (291)            296                      (5)
Independence Growth Fund ........    (292)            292                      --
Independence Medium
  Capitalization Fund ...........    (291)            291                      --

================================================================================

                 John Hancock Funds - Institutional Series Trust

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of John
Hancock Institutional Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of John Hancock Institutional Series Trust (comprising, respectively, John Hancock Independence Balanced Fund, John Hancock Independence Value Fund, John Hancock Independence Diversified Core Equity Fund II, John Hancock Independence Growth Fund, John Hancock Independence Medium Capitalization Fund) (the "Funds") as of February 28, 1998, and the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements of the Funds' for the year ended February 28, 1997 and the financial highlights for the periods from each respective Fund's commencement of operations to February 28, 1997 were audited by other auditors whose report, dated April 4, 1997, expressed an unqualified opinion on those statements.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 28, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds constituting John Hancock Institutional Series Trust at February 28, 1998, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 3, 1998

TAX INFORMATION (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the taxable distribution of the Funds for the fiscal year ended February 28, 1998.

   The Funds' designated the following as long-term capital gain dividends during the fiscal year ended February 28, 1998. The capital gain dividends are further broken down into two capital gain tax rates, 28% and 20% respectively. Shareholders were mailed a 1997 U.S. Treasury Department Form 1099-DIV in January 1998 representing their proportionate share.

   Additionally, the following dividend distributions qualify for the dividends received deduction available to corporations.

                                  TOTAL          28%           20%     DIVIDENDS
                                 CAPITAL        RATE          RATE      RECEIVED
                                  GAINS         GAINS         GAINS    DEDUCTION
                                  -----         -----         -----    ---------
Independence
  Balanced Fund .........    $   237,758    $    84,173    $   153,585    12.34%
Independence
  Value Fund ............         67,529         24,590         42,939    25.09
Independence
  Diversified Core
  Equity Fund II ........     26,550,959      3,894,413     22,656,546    38.53
Independence
  Growth Fund ...........         34,530          6,063         28,467    17.92
Independence
  Medium
  Capitalization
  Fund ..................        316,904         88,391        228,513    38.03

===================================== NOTES ====================================

                 John Hancock Funds - Institutional Series Trust

================================================================================

                                                              ------------------
[LOGO] JOHN HANCOCK FUNDS                                          Bulk Rate
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--------------------------------------------------------------------------------

   This report is for the information of shareholders of the John Hancock Institutional Series Trust. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[LOGO]  Printed on Recycled Paper                                     KI00A 2/98
                                                                            4/98